UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust)

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 to June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Balanced Portfolio
    (formerly JPMorgan Investment Trust Balanced Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Balanced Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Trustees	22
Officers	24
Schedule of Shareholder Expenses	26

HIGHLIGHTS

•	Short-term rates rose with Fed rate hikes; long-term rates rose on inflationary fears

•	Overall bond market declined (0.72%) in the period

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
 JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Balanced Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

The U.S. stock market produced modestly positive results during the period while the bond market faltered. After a strong start, the equity market weakened late in the reporting period. The bond market was negatively impacted by steadily rising interest rates. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rising rates and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell to 1.7% in the fourth quarter of 2005, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May, on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Bond Prices Decline

The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned –0.72% for the six months ended June 30, 2006. During the period, two-year Treasury yields increased from 4.41% to 5.16%, while 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose along with the Fed’s rate hikes, while long-term rates rose on fears of increased inflationary pressures.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2006	$110,723,973
Primary Benchmarks	S&P 500 Index, Lehman Brothers Intermediate Government/Credit Bond Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital, returned 1.35%, for the six months ended June 30, 2006.* The Portfolio’s performance is compared to both a broad-based equity and fixed income benchmark. Its equity benchmark, the S&P 500 Index, returned 2.71%, while the Portfolio’s fixed income benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, returned –1.15%.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	While equities continued to be driven by strong price momentum, value stocks struggled in the first half of 2006. The equity side of the Portfolio underperformed during this period as higher-quality names became cheaper and stocks we had viewed as expensive became even more so. This trend ended temporarily in May when investors’ risk appetite declined as higher interest rates, slower growth and inflation loomed. Late in the period investors focused more on fundamentals and less on chasing returns.

Driving performance on the equity side was strong stock selection in insurance and energy, while pharmaceuticals, industrial cyclicals and consumer cyclicals detracted. Aiding performance at the stock-specific level were an underweight position in AIG and an overweight in Kohl’s. However, our overweight position in eBay and an underweight in Tyco detracted from performance.

The fixed income side of the Portfolio benefited from a relative underweight in the corporate sector, the worst-performing sector in the period. Treasuries outperformed all spread sectors, which detracted from performance given the portfolio’s relative underweight. The investment strategy’s high-quality bias also contributed to performance as investors became more risk averse, given increasing inflation fears and continued weakening of the housing market.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio invests in a combination of equity, fixed income and money market instruments. At June 30, the Portfolio was invested 59.6% in equities and 38.8% in fixed income and money market instruments (excluding investments of cash collateral for securities loaned).

Judging by risk-appetite indexes, investors appear to believe that the market correction, as short and sharp as it was, may be over. Although there is a possibility of a second leg to the downturn, we believe that, as long as corporate earnings and growth remain strong, there may not be a further sell-off. With the froth appearing to have been removed from most markets, we remain neutral on stocks versus bonds. We anticipate a summer of range-bound trading, as we wait for the Federal Reserve to signal if its tightening campaign is nearing the end. Although we anticipate an interest rate rise in August, this has largely been priced in by the market. However, the likelihood of a U.S. mid-cycle pause later this year makes us wary of higher-risk asset classes. We believe that yields may be near their cyclical highs in the U.S. but, in the Euro zone and Japan, interest rates have further to climb. With an eye on inflation expectations, the bond markets may be an attractive asset class. We continue to seek out investment opportunities in companies with strong fundamentals and believe that, if this environment continues, the Portfolio is positioned to perform well.

PORTFOLIO COMPOSITION**

Financials	19.6%
Collateralized Mortgage Obligations	10.9
Information Technology	8.6
U.S. Treasury Obligations	8.6
Consumer Discretionary	8.1
Industrials	7.9
Health Care	7.5
Energy	6.3
Consumer Staples	5.4
Utilities	3.1
Telecommunication Services	3.0
Materials	1.9
Mortgage Pass-Through Securities	1.9
Asset-Backed Securities	1.6
U.S. Government Agencies	1.4
Other (less than 1.0%)	0.8
Short-Term Investments	1.8
Investments of Cash Collateral for Securities Loaned	11.4

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	2.4%
2.	Citigroup, Inc.	1.9
3.	Exxon Mobil Corp.	1.8
4.	Altria Group, Inc.	1.4
5.	Bank of America Corp.	1.4
6.	Microsoft Corp.	1.3
7.	Procter & Gamble Co.	1.1
8.	Coca-Cola Co. (The)	1.0
9.	Wells Fargo & Co.	1.0
10.	Verizon Communications, Inc.	0.9

*	The advisor seeks to achieve the stated objective. There can be no guarantee it will be achieved.
**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/1/94	4.14%	2.38%	6.59%

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Lehman Brothers Intermediate Government/Credit Bond Index, and the Lipper Balanced Funds Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Bond Index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index represents the performance of large companies in the U.S. stock market. The Lehman Brothers Intermediate Government/Credit Bond Index represents the performance U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Common Stocks — 59.6%
	Aerospace & Defense — 1.4%
500	Boeing Co.	40,955
400	Goodrich Corp.	16,116
3,850	Honeywell International, Inc.	155,155
1,100	Lockheed Martin Corp.	78,914
4,900	Northrop Grumman Corp.	313,894
3,200	Raytheon Co.	142,624
12,950	United Technologies Corp.	821,289
		1,568,947
	Air Freight & Logistics — 0.1%
1,000	FedEx Corp.	116,860
	Auto Components — 0.5%
6,710	Johnson Controls, Inc.	551,696
	Beverages — 1.2%
26,290	Coca-Cola Co. (The)	1,130,996
7,200	Coca-Cola Enterprises, Inc.	146,664
		1,277,660
	Biotechnology — 0.8%
12,160	Amgen, Inc. (a)	793,197
2,280	MedImmune, Inc. (a)	61,788
1,900	OSI Pharmaceuticals, Inc. (a)	62,624
		917,609
	Capital Markets — 1.9%
900	Bank of New York Co., Inc. (The)	28,980
3,300	Goldman Sachs Group, Inc.	496,419
3,382	Lazard Ltd., Class A (Bermuda)	136,633
700	Mellon Financial Corp.	24,101
700	Merrill Lynch & Co., Inc.	48,692
14,400	Morgan Stanley	910,224
8,280	State Street Corp.	480,985
		2,126,034
	Chemicals — 0.9%
2,300	Air Products & Chemicals, Inc.	147,016
8,780	Dow Chemical Co. (The)	342,683
7,830	Praxair, Inc.	422,820
2,400	Rohm & Haas Co.	120,288
		1,032,807
	Commercial Banks — 2.5%
2,600	BB&T Corp.	108,134
3,200	Comerica, Inc.	166,368
2,290	Compass Bancshares, Inc.	127,324
8,390	Marshall & Ilsley Corp.	383,759
4,900	TCF Financial Corp.	129,605
23,610	U.S. Bancorp	729,077
16,290	Wells Fargo & Co.	1,092,733
400	Zions Bancorporation	31,176
		2,768,176
	Communications Equipment — 2.6%
39,410	Cisco Systems, Inc. (a)	769,677
26,950	Corning, Inc. (a)	651,920
5,100	Juniper Networks, Inc. (a)	81,549
15,400	Motorola, Inc.	310,310
3,410	Nokia OYJ ADR (Finland)	69,087
19,410	QUALCOMM, Inc.	777,759
11,310	Tellabs, Inc. (a)	150,536
		2,810,838
	Computers & Peripherals — 1.9%
3,540	Apple Computer, Inc. (a)	202,205
8,600	EMC Corp. (a)	94,342
19,600	Hewlett-Packard Co.	620,928
12,050	International Business Machines Corp.	925,681
1,300	NCR Corp. (a)	47,632
49,400	Sun Microsystems, Inc. (a)	205,010
		2,095,798
	Consumer Finance — 0.7%
12,860	American Express Co.	684,409
500	Capital One Financial Corp.	42,725
		727,134
	Containers & Packaging — 0.1%
5,900	Smurfit-Stone Container Corp. (a)	64,546
1,000	Temple-Inland, Inc.	42,870
		107,416
	Diversified Financial Services — 3.6%
31,549	Bank of America Corp.	1,517,507
6,940	CIT Group, Inc.	362,892
43,950	Citigroup, Inc.	2,120,148
		4,000,547
	Diversified Telecommunication Services — 1.6%
27,810	AT&T, Inc.	775,621
426	Embarq Corp.	17,462
30,760	Verizon Communications, Inc.	1,030,152
		1,823,235

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 1.3%
200	American Electric Power Co., Inc.	6,850
300	Dominion Resources, Inc.	22,437
15,500	Edison International	604,500
1,500	FPL Group, Inc.	62,070
19,030	Northeast Utilities	393,350
1,000	Pinnacle West Capital Corp.	39,910
5,200	PPL Corp.	167,960
9,800	Sierra Pacific Resources (a)	137,200
2,400	TXU Corp.	143,496
		1,577,773
	Energy Equipment & Services — 1.2%
1,200	Baker Hughes, Inc.	98,220
1,500	BJ Services Co.	55,890
6,090	Halliburton Co.	451,939
9,870	Schlumberger Ltd.	642,636
2,500	Weatherford International Ltd. (a)	124,050
		1,372,735
	Food & Staples Retailing — 1.0%
6,500	CVS Corp.	199,550
11,330	Safeway, Inc.	294,580
11,540	Sysco Corp.	352,662
4,500	Wal-Mart Stores, Inc.	216,765
		1,063,557
	Food Products — 0.4%
4,810	Kellogg Co.	232,948
7,500	Kraft Foods, Inc.	231,750
		464,698
	Health Care Equipment & Supplies — 0.9%
13,230	Baxter International, Inc.	486,335
2,600	Boston Scientific Corp. (a)	43,784
1,000	Cooper Cos., Inc. (The)	44,290
5,550	Medtronic, Inc.	260,406
1,300	St. Jude Medical, Inc. (a)	42,146
1,300	Zimmer Holdings, Inc. (a)	73,736
		950,697
	Health Care Providers & Services — 1.8%
12,390	Aetna, Inc.	494,733
5,760	McKesson Corp.	272,333
4,320	Medco Health Solutions, Inc. (a)	247,449
5,410	UnitedHealth Group, Inc.	242,260
10,080	WellPoint, Inc. (a)	733,521
		1,990,296
	Hotels, Restaurants & Leisure — 0.7%
5,780	Carnival Corp.	241,257
1,200	Hilton Hotels Corp.	33,936
1,220	International Game Technology	46,287
1,500	Marriott International, Inc., Class A	57,180
1,600	McDonald’s Corp.	53,760
4,910	Starwood Hotels & Resorts Worldwide, Inc.	296,269
1,300	Yum! Brands, Inc.	65,351
		794,040
	Household Durables — 0.3%
800	Centex Corp.	40,240
100	Fortune Brands, Inc.	7,101
900	Lennar Corp., Class A	39,933
530	Mohawk Industries, Inc. (a)	37,286
7,100	Toll Brothers, Inc. (a)	181,547
		306,107
	Household Products — 1.2%
2,200	Kimberly-Clark Corp.	135,740
21,087	Procter & Gamble Co.	1,172,437
		1,308,177
	Industrial Conglomerates — 2.8%
82,160	General Electric Co.	2,707,994
13,200	Tyco International Ltd. (Bermuda)	363,000
		3,070,994
	Insurance — 2.8%
600	Aflac, Inc.	27,810
400	Allstate Corp. (The)	21,892
10,200	AMBAC Financial Group, Inc.	827,220
2,600	American International Group, Inc.	153,530
2,600	Assurant, Inc.	125,840
17,490	Genworth Financial, Inc.	609,352
9,040	Hartford Financial Services Group, Inc.	764,784
1,000	Lincoln National Corp.	56,440
3,200	MBIA, Inc.	187,360
200	Metlife, Inc.	10,242
1,400	Protective Life Corp.	65,268
3,550	RenaissanceRe Holdings Ltd. (Bermuda)	172,033
2,200	W.R. Berkley Corp.	75,086
		3,096,857
	Internet Software & Services — 0.7%
16,330	eBay, Inc. (a)	478,306
700	Google, Inc., Class A (a)	293,531
1,060	Yahoo!, Inc. (a)	34,980
		806,817

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 0.1%
300	Affiliated Computer Services, Inc., Class A (a)	15,483
1,600	Infosys Technologies Ltd. ADR (India)	122,256
		137,739
	Machinery — 1.3%
700	AGCO Corp. (a)	18,424
4,670	Danaher Corp.	300,374
3,250	Deere & Co.	271,343
6,170	Eaton Corp.	465,218
1,900	Illinois Tool Works, Inc.	90,250
4,900	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	209,622
1,700	SPX Corp.	95,115
		1,450,346
	Media — 2.6%
18,655	CBS Corp., Class B	504,618
1,740	Comcast Corp., Class A (a)	56,968
8,750	E.W. Scripps Co., Class A	377,475
11,770	Gannett Co., Inc.	658,296
1,300	New York Times Co., Class A	31,902
31,740	News Corp., Class A	608,773
200	Time Warner, Inc.	3,460
16,325	Viacom, Inc. (a)	585,088
		2,826,580
	Metals & Mining — 0.8%
1,960	Alcan, Inc. (Canada)	92,002
8,900	Alcoa, Inc.	288,004
7,090	United States Steel Corp.	497,151
		877,157
	Multi-Utilities — 0.8%
9,800	CMS Energy Corp. (a)	126,812
7,600	Duke Energy Corp	223,212
700	SCANA Corp.	27,006
25,490	Xcel Energy, Inc.	488,898
		865,928
	Multiline Retail — 1.4%
6,950	J.C. Penney Co., Inc.	469,194
10,030	Kohl’s Corp. (a)	592,974
200	Nordstrom, Inc.	7,300
10,740	Target Corp.	524,864
		1,594,332
	Oil, Gas & Consumable Fuels — 4.7%
14,570	Chevron Corp.	904,214
13,160	ConocoPhillips	862,375
3,100	Devon Energy Corp.	187,271
3,000	EOG Resources, Inc.	208,020
32,510	Exxon Mobil Corp.	1,994,488
1,400	Kerr-McGee Corp.	97,090
3,690	Occidental Petroleum Corp.	378,410
6,800	Valero Energy Corp.	452,336
2,200	XTO Energy, Inc.	97,394
		5,181,598
	Pharmaceuticals — 4.0%
17,790	Abbott Laboratories	775,822
200	Barr Pharmaceuticals, Inc. (a)	9,538
3,000	Eli Lilly & Co.	165,810
5,200	Johnson & Johnson	311,584
1,500	Medicis Pharmaceutical Corp., Class A	36,000
20,810	Merck & Co., Inc.	758,108
25,320	Pfizer, Inc.	594,260
28,500	Schering-Plough Corp.	542,355
5,690	Sepracor, Inc. (a)	325,127
600	Watson Pharmaceuticals, Inc. (a)	13,968
20,650	Wyeth	917,067
		4,449,639
	Real Estate Investment Trusts (REITS) — 0.6%
6,030	Apartment Investment & Management Co. REIT	262,004
3,300	Crescent Real Estate EQT Co. REIT	61,248
1,800	Hospitality Properties Trust REIT	79,056
8,700	Host Hotels & Resorts, Inc. REIT	190,269
500	Mills Corp. (The) REIT	13,375
500	Simon Property Group, Inc. REIT	41,470
		647,422
	Road & Rail — 1.3%
8,870	CSX Corp.	624,803
14,490	Norfolk Southern Corp.	771,158
		1,395,961

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 1.2%
13,850	Altera Corp. (a)	243,067
8,340	Broadcom Corp., Class A (a)	250,617
5,200	Intel Corp.	98,540
600	Intersil Corp., Class A	13,950
100	KLA-Tencor Corp.	4,157
8,540	Linear Technology Corp.	286,005
2,200	Marvell Technology Group Ltd. (Bermuda) (a)	97,526
1,400	Maxim Integrated Products, Inc.	44,954
6,100	Texas Instruments, Inc.	184,769
6,900	Xilinx, Inc.	156,285
		1,379,870
	Software — 1.9%
60,340	Microsoft Corp.	1,405,922
44,400	Oracle Corp. (a)	643,356
2,000	Salesforce.com, Inc. (a)	53,320
		2,102,598
	Specialty Retail — 1.0%
3,100	Abercrombie & Fitch Co.	171,833
200	Best Buy Co., Inc.	10,968
4,400	Home Depot, Inc.	157,476
300	J. Crew Group, Inc. (a)	8,235
3,100	Lowe’s Cos., Inc.	188,077
18,390	Staples, Inc.	447,245
3,740	TJX Cos., Inc.	85,496
		1,069,330
	Textiles, Apparel & Luxury Goods — 0.5%
11,920	Coach, Inc. (a)	356,408
2,000	Nike, Inc., Class B	162,000
		518,408
	Thrifts & Mortgage Finance — 0.8%
6,100	Countrywide Financial Corp.	232,288
500	Fannie Mae	24,050
9,340	Freddie Mac	532,473
3,900	New York Community Bancorp, Inc.	64,389
1,200	Washington Mutual, Inc.	54,696
		907,896
	Tobacco — 1.4%
21,250	Altria Group, Inc.	1,560,387
	Wireless Telecommunication Services — 0.3%
16,260	Sprint Nextel Corp.	325,037
	Total Common Stocks (Cost $62,692,535)	66,017,733

Collateralized Mortgage Obligations (CMO) — 10.9%
PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Asset Backed Securities — 1.6%
225,000	American Express Credit Account MasterTrust, Series 2004-3, Class A, FRN, 4.35%, 12/15/11	218,070
371,888	Capital One Auto Finance Trust, Series 2002-C, Class A4, 3.44%, 06/15/09	368,667
	Capital One Multi-Asset Execution Trust
25,000	Series 2003-B5, 4.79%, 08/15/13	23,990
100,000	Series 2005-A2, Class A2, 4.05%, 02/15/11	97,508
150,000	Carmax Auto Owner Trust, Series 2005-1, Class A3, 4.13%, 05/15/09	148,165
100,000	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	97,894
72,970	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	72,517
125,000	Ford Credit Auto Owner Trust, Series 2004-A, Class A4, 3.54%, 11/15/08	122,156
100,000	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	97,070
79,186	Onyx Acceptance Grantor Trust, Series 2004-B, Class A3, 3.09%, 09/15/08	78,774
	WFS Financial Owner Trust
231,098	Series 2003-2, Class A4, 2.41%, 12/20/10	228,351
124,227	Series 2003-4, Class A4, 3.15%, 05/20/11	121,994
62,766	Series 2004-2, Class A3, 2.85%, 09/22/08	62,488
	Total Asset Backed Securities (Cost $1,767,396)	1,737,644
	Commercial Mortgage Backed Securities — 0.2%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47 (Cost $180,609)	173,249
	Agency CMO — 10.1%
	Federal Home Loan Mortgage Corp.,
23,814	Series 85, Class C, 8.60%, 01/15/21	24,772
113,518	Series 168, Class G, 6.50%, 07/15/21	113,108
15,518	Series 189, Class D, 6.50%, 10/15/21	15,431
26,158	Series 1047, Class H, 6.00%, 02/15/21	26,109
15,008	Series 1062, Class H, 6.50%, 04/15/21	14,980
14,556	Series 1116, Class I, 5.50%, 08/15/21	14,529
33,076	Series 1120, Class L, 8.00%, 07/15/21	33,060
29,986	Series 1191, Class E, 7.00%, 01/15/22 (m)	29,945
8,458	Series 1240, Class M, 6.50%, 02/15/22	8,443
67,074	Series 1254, Class N, 8.00%, 04/15/22	66,949
16,948	Series 1610, Class PM, 6.25%, 04/15/22	16,940
250,000	Series 1617, Class PM, 6.50%, 11/15/23	254,369

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
42,149	Series 1668, Class D, 6.50%, 02/15/14	42,720
100,255	Series 1708, Class E, 6.00%, 03/15/09	100,315
127,493	Series 1710, Class GH, 8.00%, 04/15/24	133,859
148,000	Series 1714, Class K, 7.00%, 04/15/24	151,725
28,415	Series 1753, Class D, 8.50%, 09/15/24	29,145
18,797	Series 1819, Class E, 6.00%, 02/15/11	18,814
196,860	Series 1843, Class Z, 7.00%, 04/15/26	201,653
315,155	Series 2115, Class PE, 6.00%, 01/15/14 (m)	317,030
22,555	Series 2136, Class PE, 6.00%, 01/15/28	22,532
107,312	Series 2178, Class PB, 7.00%, 08/15/29	109,308
41,954	Series 2368, Class OE, 5.50%, 03/15/15 (m)	41,898
268,556	Series 2388, Class VD, 6.00%, 08/15/19	268,533
149,057	Series 2391, Class QR, 5.50%, 12/15/16	148,243
386,733	Series 2394, Class MC, 6.00%, 12/15/16 (m)	389,025
459,160	Series 2405, Class JF, 6.00%, 01/15/17 (m)	461,779
199,942	Series 2425, Class OB, 6.00%, 03/15/17	201,215
11,868	Series 2433, Class NG, 6.50%, 01/15/31	11,887
200,000	Series 2455, Class GK, 6.50%, 05/15/32	202,489
375,000	Series 2457, Class PE, 6.50%, 06/15/32	376,214
413,562	Series 2473, Class JZ, 6.50%, 07/15/32	419,341
26,707	Series 2501, Class AG, 5.00%, 01/15/16	26,659
650,000	Series 2522, Class GD, 5.50%, 11/15/17 (m)	641,591
248,419	Series 2557, Class WJ, 5.00%, 07/15/14	245,893
228,850	Series 2636, Class Z, 4.50%, 06/15/18	208,182
53,652	Series 2643, Class KG, 4.00%, 05/15/18	53,413
284,993	Series 2651, Class VZ, 4.50%, 07/15/18	258,517
250,000	Series 2701, Class OD, 5.00%, 09/15/18	244,979
139,570	Series 2756, Class NA, 5.00%, 02/15/24	132,805
200,000	Series 2764, Class UC, 5.00%, 05/15/27	195,382
150,000	Series 2809, Class UB, 4.00%, 09/15/17	138,395
400,000	Series 3082, Class PR, 5.50%, 02/15/33	388,815
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
240,632	Series T-54, Class 2A, 6.50%, 02/25/43	242,333
	Federal Home Loan Mortgage Corp.-Government National Mortgage Association
194,000	Series 13, Class LL, 6.85%, 06/25/23	197,673
213,166	Series 31, Class Z, 8.00%, 04/25/24	225,285
	Federal National Mortgage Association
94,841	Series 1988-4, Class Z, 9.25%, 03/25/18	100,572
16,949	Series 1989-21, Class G, 10.45%, 04/25/19	18,187
69,093	Series 1989-37, Class G, 8.00%, 07/25/19	72,917
14,100	Series 1989-86, Class E, 8.75%, 11/25/19	14,998
31,930	Series 1990-105, Class J, 6.50%, 09/25/20	32,448
18,950	Series 1990-30, Class E, 6.50%, 03/25/20	19,263
21,517	Series 1991-129, Class G, 8.75%, 09/25/21	22,837
3,829	Series 1992-151, Class H, 6.00%, 08/25/07	3,820
8,743	Series 1992-18, Class ZH, 7.50%, 03/25/07	8,755
67,558	Series 1993-119, Class H, 6.50%, 07/25/23	68,375
67,197	Series 1993-135, Class PG, 6.25%, 07/25/08	67,102
200,000	Series 1993-140, Class J, 6.65%, 06/25/13	201,491
27,355	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	27,899
107,921	Series 1993-225, Class UB, 6.50%, 12/25/23	109,365
24,520	Series 1994-22, Class C, 5.00%, 12/25/23	24,371
282,000	Series 1994-81, Class LL, 7.50%, 02/25/24	293,275
800,000	Series 1997-42, Class PG, 7.00%, 07/18/12	815,300
7,140	Series 1997-49, Class B, 10.00%, 06/17/27	7,841
101,253	Series 1998-66, Class B, 6.50%, 12/25/28	102,209
250,000	Series 2002-18, Class PC, 5.50%, 04/25/17	248,078
140,274	Series 2002-19, Class PE, 6.00%, 04/25/17	140,950
300,000	Series 2002-24, Class AJ, 6.00%, 04/25/17	300,931
35,173	Series 2002-41, Class VB, 6.00%, 10/25/20	35,097
24,603	Series 2002-56, Class VD, 6.00%, 04/25/20	24,558
112,172	Series 2002-7, Class QM, 6.00%, 02/25/20	111,928
350,000	Series 2003-47, Class PE, 5.75%, 06/25/33	332,147
150,000	Series 2003-55, Class CD, 5.00%, 06/25/23	139,817
250,000	Series 2003-83, Class PG, 5.00%, 06/25/23	236,102
150,000	Series 2003-86, Class PX, 4.50%, 02/25/17	143,142
16,957	Series G-29, Class O, 8.50%, 09/25/21	17,502
	Government National Mortgage Association,
13,597	Series 1995-4, Class CQ, 8.00%, 06/20/25	14,179
		11,221,738
	Non-Agency CMO — 0.8%
77,111	Cedent Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 09/25/33	72,757
154,873	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	150,611
60,048	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.93%, 02/25/35	59,016
61,600	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	60,794
90,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.00%, 06/25/34	86,805
	Wells Fargo Mortgage Backed Securities Trust
118,259	Series 2004-7, Class 2A2, 5.00%, 07/25/19	112,900

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
114,112	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	110,578
175,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	166,813
		820,274
	Total Collateralized Mortgage Obligations (Cost $12,279,161)	12,042,012
Corporate Bonds — 11.8%
	Airlines — 0.1%
70,000	Continental Airlines, Inc., Series 1999-2, Class A2, 7.06%, 03/15/11	71,426
	Automobiles — 0.1%
110,000	DaimlerCrysler N.A. Holding Corp., 7.20%, 09/01/09	113,462
55,000	General Motors Corp., 7.20%, 01/15/11 (c)	48,675
		162,137
	Capital Markets — 2.2%
75,000	Bear Stearns Cos., Inc. (The), 5.70%, 11/15/14 (c)	73,278
	Citigroup, Inc.
100,000	3.50%, 02/01/08	96,839
590,000	5.00%, 09/15/14	552,220
570,000	Credit Suisse First Boston USA, Inc., 6.50%, 01/15/12 (c)	588,154
300,000	Goldman Sachs Group LP, 7.20%, 03/01/07 (e)	303,017
200,000	Goldman Sachs Group, Inc., 4.75%, 07/15/13	186,076
200,000	Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	207,052
	Merrill Lynch & Co., Inc.
125,000	Series B, 3.13%, 07/15/08	118,938
50,000	Series C, 4.13%, 01/15/09	48,183
250,000	Morgan Stanley, 6.75%, 04/15/11	259,556
		2,433,313
	Chemicals — 0.1%
120,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	130,151
	Commercial Banks — 1.8%
	Bank of America Corp.
100,000	7.13%, 10/15/11	106,265
300,000	7.80%, 02/15/10	320,347
100,000	Branch Banking & Trust Co., 4.88%, 01/15/13	95,212
225,000	FleetBoston Financial Corp., 7.38%, 12/01/09	236,879
150,000	Keycorp, Series G, 4.70%, 05/21/09	146,066
100,000	Marshall & Ilsley Corp., 4.38%, 08/01/09	96,369
110,000	National City Corp., 4.90%, 01/15/15 (c)	102,002
75,000	Popular North America, Inc., 4.25%, 04/01/08	72,945
50,000	Royal Bank of Canada (Canada), 3.88%, 05/04/09	47,832
125,000	Suntrust Bank, 5.00%, 09/01/15	117,404
25,000	UnionBanCal Corp., 5.25%, 12/16/13	23,873
300,000	Wachovia Corp., 6.61%, 10/01/25 (c)	305,709
125,000	Wells Fargo & Co., 3.13%, 04/01/09	117,122
160,000	Wells Fargo Bank NA, 7.55%, 06/21/10	170,859
		1,958,884
	Commercial Services & Supplies — 0.1%
60,000	PHH Corp., 7.13%, 03/01/13	60,738
	Computers & Peripherals — 0.1%
80,000	International Business Machines Corp., 4.38%, 06/01/09	77,540
	Construction Materials — 0.0% (g)
60,000	Hanson Australia Funding Ltd. (Australia), 5.25%, 03/15/13	56,725
	Consumer Finance — 1.2%
125,000	American Express Credit Corp., 3.00%, 05/16/08	119,257
	American General Finance Corp.
120,000	Series H, 4.00%, 03/15/11	110,831
65,000	Series I, 4.63%, 05/15/09	63,105
100,000	Ford Motor Credit Co., 7.38%, 02/01/11	89,542
700,000	HSBC Finance Corp., 8.00%, 07/15/10	754,599
50,000	International Lease Finance Corp., 5.00%, 04/15/10	48,557
150,000	John Deere Capital Corp., Series D, 3.63%, 05/25/07	147,282
		1,333,173
	Diversified Financial Services — 0.9%
135,000	Caterpillar Financial Services Corp., Series F, 4.50%, 09/01/08	131,782
75,000	CIT Group, Inc., 7.38%, 04/02/07 (c)	75,934
	General Electric Capital Corp.
500,000	8.63%, 06/15/08	526,416
50,000	Series A, 3.13%, 04/01/09 (c)	46,831
130,000	National Rural Utilities Cooperative Finance Corp., 7.30%, 09/15/06	130,410
150,000	Textron Financial Corp., 4.60%, 05/03/10	144,118
		1,055,491

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 1.0%
125,000	Bellsouth Corp., 6.00%, 10/15/11	124,875
80,000	British Telecommunications plc (United Kingdom), 8.37%, 12/15/10	87,830
60,000	Deutsche Telekom International Finance BV (Netherlands), 8.50%, 06/15/10	64,414
30,000	France Telecom S.A. (France), 7.75%, 03/01/11	32,226
300,000	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	317,756
200,000	Southwestern Bell Telephone, Series C, 5.98%, 10/22/07	199,854
	Sprint Capital Corp.
100,000	6.00%, 01/15/07	100,134
125,000	7.63%, 01/30/11	133,053
		1,060,142
	Electric Utilities — 0.7%
50,000	Carolina Power & Light Co., 5.13%, 09/15/13	47,698
25,000	Consolidated Edison Co. of New York, 4.70%, 06/15/09 (c)	24,356
50,000	Constellation Energy Group, Inc., 6.35%, 04/01/07	50,192
100,000	Dominion Resources, Inc., Series B, 6.25%, 06/30/12 (c)	100,696
100,000	DTE Energy Co., Series A, 6.65%, 04/15/09	101,803
500,000	Exelon Corp., 6.75%, 05/01/11	516,703
		841,448
	Food & Staples Retailing — 0.2%
120,000	Kroger Co. (The), 8.05%, 02/01/10	127,561
100,000	Wal-Mart Stores, Inc., 4.13%, 02/15/11 (c)	93,959
		221,520
	Gas Utilities — 0.0% (g)
35,000	Sempra Energy Corp., 4.75%, 05/15/09	34,032
	Insurance — 0.4%
50,000	Ace INA Holdings, Inc., 5.88%, 06/15/14	48,306
175,000	Allstate Corp. (The), 6.13%, 02/15/12 (c)	177,882
100,000	American International Group, Inc., 2.88%, 05/15/08	95,296
75,000	Principal Life, Income Funding Trusts, 3.20%, 04/01/09	70,636
	Protective Life Secured Trust
40,000	4.00%, 10/07/09	38,448
75,000	4.00%, 04/01/11	69,501
		500,069
	Media — 1.0%
	Comcast Cable Communications Inc.
100,000	6.88%, 06/15/09	102,891
150,000	8.38%, 05/01/07	153,157
50,000	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	55,532
50,000	COX Communications, Inc., 7.75%, 11/01/10 (c)	52,949
150,000	News America, Inc., 6.75%, 01/09/38	152,214
50,000	Thomson Corp. (The) (Canada), 4.25%, 08/15/09	47,725
450,000	Time Warner, Inc., 9.13%, 01/15/13 (c)	514,590
		1,079,058
	Multi-Utilities — 0.3%
175,000	Duke Energy Corp., 6.25%, 01/15/12 (c)	178,013
115,000	PSEG Power LLC, 7.75%, 04/15/11	123,086
		301,099
	Office Electronics — 0.1%
75,000	Pitney Bowes, Inc., 3.88%, 06/15/13 (c)	66,610
	Oil, Gas & Consumable Fuels — 0.4%
150,000	Conoco Funding Co. (Canada), 6.35%, 10/15/11	154,323
200,000	Occidental Petroleum Corp., 9.25%, 08/01/19	255,350
		409,673
	Road & Rail — 0.8%
100,000	Burlington Northern Santa Fe Corp., 6.13%, 03/15/09	101,084
150,000	CSX Corp., 7.45%, 05/01/07	151,995
150,000	Norfolk Southern Corp., 7.05%, 05/01/37	163,913
500,000	Union Pacific Corp., 6.65%, 01/15/11	517,020
		934,012
	Thrifts & Mortgage Finance — 0.2%
100,000	Countrywide Financial Corp., Series L, 4.00%, 03/22/11	92,003
	Washington Mutual, Inc.
50,000	4.20%, 01/15/10	47,559
125,000	4.63%, 04/01/14 (c)	112,927
		252,489
	Wireless Telecommunication Services — 0.1%
75,000	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	80,784
	Total Corporate Bonds (Cost $13,157,872)	13,120,514

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — 1.9%
	Federal Home Loan Mortgage Corp. Gold Pools,
286,964	4.00%, 08/01/18	264,952
25,299	6.00%, 03/01/13	25,307
135,500	6.50%, 03/01/13-11/01/22	137,210
125,001	7.00%, 06/01/13-03/01/16	127,496
53,737	8.00%, 10/01/10-09/01/26	56,131
	Federal National Mortgage Association Pools,
208,353	5.50%, 12/01/33	200,998
83,195	6.00%, 08/01/13-12/01/13	83,491
359,288	6.19%, 09/01/08	360,479
69,241	6.50%, 04/01/13	70,219
62,094	7.00%, 06/01/13	63,714
47,472	7.50%, 08/01/09-10/01/27	48,489
105,587	8.00%, 09/01/08-05/01/17	110,437
40,483	8.50%, 11/01/18	42,768
19,712	9.00%, 11/01/06-12/01/17	21,091
	Government National Mortgage Association Pools,
72,750	6.50%, 09/15/13	74,000
103,694	7.00%, 07/15/08-06/15/28	105,469
15,089	7.50%, 05/15/26-01/20/27	15,728
160,552	8.00%, 12/20/10-09/15/27	168,773
108,014	8.50%, 10/15/11-12/15/22	114,550
	Total Mortgage Pass-Through Securities (Cost $2,081,633)	2,091,302
	U.S. Government Agency Securities — 1.4%
415,000	Federal Home Loan Bank System, 5.89%, 03/30/09	419,341
	Federal National Mortgage Association
585,000	5.38%, 11/15/11	582,303
400,000	7.13%, 06/15/10	423,228
150,000	7.25%, 01/15/10	158,514
	Total U.S. Government Agency Securities (Cost $1,636,436)	1,583,386
	U.S. Treasury Obligations — 8.6%
	U.S. Treasury Bonds,
2,200,000	10.38%, 11/15/12 (c)	2,347,985
	U.S. Treasury Inflation Indexed Bonds,
859,990	3.88%, 01/15/09	890,761
	U.S. Treasury Notes
1,500,000	2.63%, 11/15/06 (c)	1,485,528
125,000	4.75%, 03/31/11	123,120
125,000	5.00%, 08/15/11 (c)	124,624
	U.S. Treasury STRIPS,
4,000,000	PO, 02/15/12 (c)	3,012,856
2,000,000	PO, 02/15/15	1,283,982
300,000	PO, 08/15/15 (c)	187,708
	Total U.S. Treasury Obligations (Cost $9,860,184)	9,456,564
	Foreign Government Securities — 0.1%
	Mexico Government International Bond (Mexico)
80,000	4.63%, 10/08/08 (c)	78,000
40,000	6.38%, 01/16/13	40,000
	Total Foreign Government Securities (Cost $120,108)	118,000
	Supranational — 0.5%
475,000	Inter-American Development Bank, 8.40%, 09/01/09 (Cost $496,972)	513,799
	Total Long-Term Investments (Cost $104,272,906)	106,854,203

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.8%
	Investment Company — 1.8%
2,025,498	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $2,025,498)	2,025,498

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 11.4%
	Certificates of Deposit — 1.3%
500,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06 (c)	500,000
400,000	Deutsche Bank, New York, 5.41%, 01/22/08	400,000
499,737	Societe Generale, New York, 5.26%, 06/20/07	499,737
		1,399,737
	Corporate Notes — 3.6%
400,000	American Express Credit Corp., 5.21%, 01/15/08	400,000
400,000	Bank of America, FRN, 5.31%, 11/07/06	400,000
500,000	Banque Federative Du Credit Mutuel, FRN, 5.30%, 07/13/07	500,000
600,136	Beta Finance, Inc., FRN, 5.38%, 03/15/07	600,136
650,000	CDC Financial Products, Inc., FRN, 5.41%, 07/31/06	650,000
500,000	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — Continued
	Certificates of Deposit — Continued
500,091	Macquarie Bank Ltd., FRN, 5.30%, 07/31/07	500,091
500,000	Unicredito Italiano Bank plc (Ireland), FRN, 5.16%, 07/31/07	500,000
		4,050,227
	Repurchase Agreements — 6.5%
1,758,961	Banc of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,759,741, collateralized by U.S. Government Agency Mortgages.	1,758,961
1,750,000	Bear Stearns Cos., Inc., 5.31%, dated 06/30/06, due 07/03/06, repurchase price $1,750,774, collateralized by U.S. Government Agency Mortgages.	1,750,000
1,948,886	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,949,750, collateralized by U.S. Government Agency Mortgages.	1,948,886
1,750,000	Morgan Stanley, 5.33%, dated 06/30/06, 07/03/06, repurchase price $1,750,777, collateralized by U.S. Government Agency Mortgages.	1,750,000
		7,207,847
	Total Investments of Cash Collateral for Securities Loaned (Cost $12,657,811)	12,657,811
	Total Investments — 109.8% (Cost $118,956,215)	121,537,512
	Liabilities in Excess of Other Assets — (9.8)%	(10,813,539)
	NET ASSETS — 100.0%	$110,723,973

Percentages are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(g)	—	Amount rounds to less than 0.1%.
(m)	—	All or portion of this security is segregated for current or potential of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR	—	American Depositary Receipt.
CMO	—	Collateralized Mortgage Obligation.
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.
IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.
PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
STRIPS	—	Separate Trading of Registered Interest and Principal Securities.
SUB	—	Step-Up Bond. The rate shown is the rate in effect as of June 30, 2006.
VAR	—	Variable. The interest rate shown is the rate in effect at June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2006 (Unaudited)

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$119,512,014
Investments in affiliates, at value	2,025,498
Total investment securities, at value	121,537,512
Cash	737
Receivables:
Investment securities sold	1,870,570
Portfolio shares sold	994
Interest and dividends	522,919
Prepaid expenses and other assets	4,781
Total Assets	123,937,513

LIABILITIES:
Payables:
Investment securities purchased	411,423
Collateral for securities lending program	12,657,811
Portfolio shares redeemed	70,106
Accrued liabilities:
Investment advisory fees	46,815
Administration fees	9,350
Custodian and accounting fees	2,358
Trustees’ and Officers’ fees	138
Other	15,539
Total Liabilities	13,213,540
Net Assets	$110,723,973

NET ASSETS:
Paid in capital	109,899,498
Accumulated undistributed (distributions in excess of) net investment income	1,499,317
Accumulated net realized gains (losses)	(3,256,139)
Net unrealized appreciation (depreciation)	2,581,297
Total Net Assets	$110,723,973

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	7,511,173
Net asset value, offering and redemption price per share	$14.74

Cost of investments	$118,956,215
Market value of securities on loan	$12,469,800

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

STATEMENT OF OPERATIONS
For the Six Months Ended JUNE 30, 2006 (Unaudited)

Balanced Portfolio
INVESTMENT INCOME:
Interest income	$1,216,671
Dividend income	703,312
Dividend income from affiliates (a)	61,006
Income from securities lending (net)	9,893
Total Investment Income	1,990,882

EXPENSES:
Investment advisory fees	400,609
Administration fees	80,219
Custodian and accounting fees	20,610
Professional fees	25,335
Trustees’ and Officers’ fees	813
Transfer agent fees	2,571
Printing and mailing costs	33,541
Other	6,983
Total Expenses	570,681
Less amounts waived	(93,383)
Less earnings credits	(123)
Net expenses	477,175
Net Investment Income (Loss)	1,513,707

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	2,318,561
Change in net unrealized appreciation (depreciation) of investments	(1,996,569)
Net realized/unrealized gains (losses)	321,992
Change in net assets resulting from operations	$1,835,699

(a)	Includes reimbursements of investment advisory and administration fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,513,707	$3,360,006
Net realized gain (loss)	2,318,561	1,615,962
Change in net unrealized appreciation (depreciation)	(1,996,569)	(1,691,782)
Change in net assets resulting from operations	1,835,699	3,284,186

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,384,873)	(4,091,588)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,224,228	3,263,258
Dividends reinvested	3,384,873	4,091,588
Cost of shares redeemed	(23,763,327)	(41,147,510)
Change in net assets from capital transactions	(19,154,226)	(33,792,664)

NET ASSETS:
Change in net assets	(20,703,400)	(34,600,066)
Beginning of period	131,427,373	166,027,439
End of period	$110,723,973	$131,427,373
Accumulated undistributed (distributions in excess of) net investment income	$1,499,317	$3,370,483

SHARE TRANSACTIONS:
Issued	81,727	223,129
Reinvested	227,020	286,125
Redeemed	(1,587,599)	(2,802,658)
Change in shares	(1,278,852)	(2,293,404)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Balanced Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$14.95	$0.23	$(0.02)	$0.21	$(0.42)	$—	$(0.42)
Year Ended December 31, 2005	14.98	0.40	(0.04)	0.36	(0.39)	—	(0.39)
Year Ended December 31, 2004	14.49	0.36	0.45	0.81	(0.32)	—	(0.32)
Year Ended December 31, 2003	12.77	0.32	1.80	2.12	(0.40)	—	(0.40)
Year Ended December 31, 2002	14.48	0.40	(2.09)	(1.69)	— (d)	(0.02)	(0.02)
Year Ended December 31, 2001	15.48	0.39	(0.95)	(0.56)	(0.38)	(0.06)	(0.44)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.74	1.35%	$110,724	0.78%	2.49%	0.94%	23%
14.95	2.50	131,427	0.87	2.27	0.92	41
14.98	5.73	166,027	0.88	2.29	0.89	52
14.49	17.20	179,240	0.88	2.37	0.89	36
12.77	(11.68)	154,802	0.88	2.77	0.89	29
14.48	(3.57)	196,030	0.87	2.60	0.88	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Balanced Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Balanced Portfolio to JPMorgan Insurance Trust Balanced Portfolio and designated the existing shares as Class 1 shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations for debt securities may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$3,246	$12,657,811	$12,469,800

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.70%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The Advisor waived and/or reimbursed from the money market funds for the six months ended June 30, 2006 was $3,684.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

The Administrator waived and/or reimbursed Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Portfolio’s Advisor contractually waived investment advisory fees for the Portfolio in the amount of $93,383. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (Excluding U.S. Government)	Sales (Excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$26,511,441	$46,912,878	$143,012	$1,640,833

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$118,956,215	$6,884,835	$(4,303,538)	$2,581,297

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   21

TRUSTEES
 (Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   23

OFFICERS
 (Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
JPMorgan Insurance Trust Balanced Portfolio
Actual	$1,000.00	$1,013.50	$3.89	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITBP-606

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Core Bond Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Trustees	26
Officers	28
Schedule of Shareholder Expenses	30

HIGHLIGHTS

•	The Fed continued to hike short-term interest rates

•	Despite rate increases, the yield curve remained relatively flat

•	Bond prices declined throughout the six months

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Core Bond Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the Portfolio Manager.

“A flight to quality unfolded throughout the period, as investors shifted away from the riskier sectors of the fixed income market and into Treasuries.”

Economy’s strength sparks inflation concerns, rate hikes

After the gross domestic product (GDP) slowed to 1.7% in the fourth quarter of 2005, the economy regained steam early in 2006, when the U.S. GDP rate surged 5.6% in the first quarter.

Given the continued strength in the U.S. economy and growing inflationary pressures, the Federal Reserve (Fed) continued to hike short-term interest rates, implementing four 25-basis point increases in the federal funds rate during the first half of 2006. By June 30, the fed funds rate was 5.25%, up 425 basis points from June 2004, when the Fed embarked on its tightening campaign. Rates along the yield curve followed suit, with yields on the two-, 10- and 30-year Treasuries advancing by 75, 76 and 64 basis points, respectively.

Despite the period’s rate increases, the yield curve remained relatively flat. As of June 30, the difference in yield between the two- and 30-year Treasuries was only 3.6 basis points, compared to 13.5 basis points on December 31, 2005.

Quality regains favor

Given the rising-rate environment, bond prices declined throughout the six months. Fixed income investors grappled not only with the effects of rising interest rates, but also with the uncertainty surrounding Fed policy in the wake of continued economic growth, rising commodity prices and increasing concerns about rising inflation.

A flight to quality unfolded throughout the period, as investors shifted away from the riskier sectors of the fixed income market and into Treasuries. For example, high-yield bonds were the market’s top performers in the first quarter of 2006 and the worst performers in the second quarter.

Economic data show no clear-cut signs

Some economic reports released late in the period pointed to a slight moderation in the pace of U.S. economic activity, but the overall data remained mixed. In particular, consumer confidence declined throughout the period, payroll growth softened and the housing and mortgage markets decelerated.

On the other hand, data from the manufacturing sector remained healthy, with regional and national surveys holding at respectable levels. In addition, after falling to 4.6% in May, the unemployment rate remained unchanged in June, continuing a new cycle-low for the series. Inflation, as measured by the core consumer price index (CPI), inched upward in each of the first five months of 2006, ending May at a year-over-year rate of 2.4%.

Fed keeps markets guessing

Trying to anticipate the final rate hike by the Fed has become the markets’ favorite pastime over the last several months. This fixation has contributed to increased volatility in the financial markets.

While the economy may finally be starting to slow, the evidence is not yet conclusive. Late in the period, job gains averaged a mere 108,000 per month. This is on par with the average of approximately 100,000 that historically has signaled a mid-cycle soft patch that reduced inflationary pressures and eventually gave way to an easing of monetary policy. So far, though, consumer spending generally has remained solid, and capital goods orders continue to rise. With core inflation rising, it will be difficult for the Fed to stop tightening until there is evidence of a broader economic slowdown than currently is apparent. In the meantime, we expect quality to remain in favor and bond yields to remain in a range, awaiting the next signal from the Fed.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 6/30/2006	$243,103,207
Primary Benchmark	Lehman Brothers Aggregate Bond Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities, returned –0.66% for the six months ended June 30, 2006.* This compared to a return of –0.72% for its benchmark, the Lehman Brothers Aggregate Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	During the six months, interest rates continued to climb across the yield curve, forcing bond prices downward. U.S. economic growth remained surprisingly strong and inflationary pressures began to build. This prompted the Federal Reserve (Fed) to maintain its rate-tightening campaign, implementing four 25-basis point (bp) increases in the fed funds rate, from 4.25% at the start of the period to 5.25% at the end.

The Fed’s actions led to further yield increases at the short-end of the curve. The two-year Treasury yield was up 75 bps to 5.16%, the 10-year Treasury rose 76 bps to 5.15%, and the 30-year Treasury advanced 64 bps to 5.19% by the end of the period. The magnitude of rate increases in short-term securities caused the yield curve to continue to flatten, with the difference in yield between the two-year and 30-year Treasuries narrowing from 13.5 bps on December 31, 2005, to 3.6 bps on June 30.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy. We remained overweight in mortgage-backed securities (MBS) and asset-backed securities (ABS) and underweight in agency debentures and corporate bonds. Given negative excess returns, our credit underweight was positive, but somewhat offset by our mortgage overweight. We underweight Treasuries by market value and are neutral on a contribution-to-duration basis.

Due to rising name specific event risk and generally tight spreads, we’ve maintained a defensive credit posture. Our high-quality bias was positive as lower credit quality issues underperformed. The BBB segment of the investment-grade universe posted an excess return of –26 bps compared to –19 basis points for the A segment and –10 bps for the AA segment.

In maturity structure, we maintained our overweight in the 0-1-year segment and underweight in the 30-year portion of the yield curve. We continued to favor Treasury strips in the 2014–2018 range for duration as opposed to the very long end of the maturity spectrum. Overall yield-curve positioning was neutral.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	53.2%
U.S. Treasury Obligations	14.7
Mortgage Pass-Through Securities	12.9
Corporate Bonds	11.7
Investments of Cash Collateral for Securities Loaned	6.8
Short-Term Investments	3.3
Asset Backed Securities	1.4
Other (less than 1%)	2.3

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CORE BOND PORTFOLIO	5/1/97	(0.66)%	4.91%	6.05%

LIFE OF PORTFOLIO PERFORMANCE (5/1/97 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Core Bond Portfolio, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate U.S. Government Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the Lehman Brothers Aggregate Bond Index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate U.S. Government Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect also the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Asset Backed Securities — 1.4%
150,000	American Express Credit Account Master Trust, Series 2004-3, Class A, FRN, 4.35%, 12/15/11	145,380
63,749	AmeriCredit Automobile Receivables Trust, Series 2003-BX, Class A4A, 2.72%, 01/06/10	62,798
	Citibank Credit Card Issuance Trust,
150,000	Series 2002-A1, Class A1, 4.95%, 02/09/09	149,452
450,000	Series 2002-C2, Class C2, 6.95%, 02/18/14	469,231
250,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	243,180
165,000	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	161,526
51,588	Conseco Finance, Series 2001-B, Class 1M1, 7.27%, 04/15/09	51,850
847,854	Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.59%, 05/25/36	849,100
175,000	Household Automotive Trust, Series 2005-1 Class A4, 4.35%, 06/18/12	169,872
	MBNA Credit Card Master Note Trust,
200,000	Series 2002-C1, Class C1, 6.80%, 07/15/14	208,431
75,000	Series 2003-C1, Class C1, FRN, 6.90%, 06/15/12	78,882
	MBNA Master Credit Card Trust USA,
240,000	Series 1999-J, Class C, 7.85%, 02/15/12 (e)	255,681
200,000	Series 2000-D, Class C, 8.40%, 09/15/09 (e)	204,078
9,266	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 10/25/31	9,231
405,807	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	398,515
	Total Asset Backed Securities (Cost $3,454,224)	3,457,207
	Collateralized Mortgage Obligations (CMO) — 53.2%
	Agency CMO — 33.5%
	Federal Home Loan Mortgage Corp.,
27,344	Series 11, Class D, 9.50%, 07/15/19	28,431
15,490	Series 22, Class C, 9.50%, 04/15/20	15,446
4,380	Series 47, Class F, 10.00%, 06/15/20	4,370
2,675	Series 99, Class Z, 9.50%, 01/15/21	2,791
601	Series 128, Class I, 6.50%, 02/15/21	598
3,637	Series 1065, Class J, 4.50%, 04/15/21	3,783
478,773	Series 1113, Class J, 8.50%, 06/15/21	478,715
28,093	Series 1250, Class J, 7.00%, 05/15/22	28,041
46,802	Series 1316, Class Z, 8.00%, 06/15/22	48,415
78,829	Series 1324, Class Z, 7.00%, 07/15/22	78,960
52,787	Series 1343, Class LA, 8.00%, 08/15/22	52,985
61,523	Series 1343, Class LB, 7.50%, 08/15/22	61,618
49,827	Series 1394, Class ID, IF, 9.57%, 10/15/22	52,669
43,508	Series 1395, Class G, 6.00%, 10/15/22	43,019
47,776	Series 1404, Class FA, 4.50%, 11/15/07	47,201
2,700	Series 1465, Class SA, IF, IO, 3.75%, 02/15/08	62
30,737	Series 1505, Class Q, 7.00%, 05/15/23	31,301
60,909	Series 1518, Class G, IF, 4.07%, 05/15/23	58,121
64,556	Series 1541, Class O, FRN, 4.38%, 07/15/23	62,805
24,743	Series 1561, Class TA, PO, 08/15/08	23,470
79,689	Series 1596, Class D, 6.50%, 10/15/13	80,604
24,327	Series 1607, Class SA, IF, 11.40%, 10/15/13	25,713
49,861	Series 1609, Class LG, IF, 5.96%, 11/15/23	47,810
33,792	Series 1625, Class SD, IF, 8.51%, 12/15/08	34,487
700,000	Series 1630, Class PK, 6.00%, 11/15/23	696,320
500,000	Series 1638, Class H, 6.50%, 12/15/23	508,670
2,387	Series 1671, Class QC, IF, 10.00%, 02/15/24	2,515
9,174	Series 1685, Class Z, 6.00%, 11/15/23	9,117
11,115	Series 1689, Class SD, IF, 8.38%, 10/15/23	11,260
36,793	Series 1700, Class GA, PO, 02/15/24	32,172
2,100,000	Series 1732, Class K, 6.50%, 05/15/24	2,136,977
158,364	Series 1798, Class F, 5.00%, 05/15/23	152,149
337,282	Series 1863, Class Z, 6.50%, 07/15/26	342,121
4,027	Series 1865, Class D, PO, 02/15/24	2,370
89,522	Series 1900, Class TA, PO, 08/15/08	86,191
9,009	Series 1967, Class PC, PO, 10/15/08	8,567
104,522	Series 1981, Class Z, 6.00%, 05/15/27	104,072
127,342	Series 1987, Class PE, 7.50%, 09/15/27	129,296
600,000	Series 2006-59, Class QO, PO, 01/25/33	449,062
95,836	Series 2025, Class PE, 6.30%, 01/15/13	96,512
34,158	Series 2033, Class SN, IF, IO, 14.55%, 03/15/24	13,135
59,163	Series 2038, Class PN, IO, 7.00%, 03/15/28	14,126
161,835	Series 2054, Class PV, 7.50%, 05/15/28	167,248
134,911	Series 2055, Class OE, 6.50%, 05/15/13	136,557
274,823	Series 2064, Class TE, 7.00%, 06/15/28	282,098
214,371	Series 2075, Class PH, 6.50%, 08/15/28	216,955
192,619	Series 2102, Class TU, 6.00%, 12/15/13	193,769
407,528	Series 2115, Class PE, 6.00%, 01/15/14	409,952
76,789	Series 2132, Class PD, 6.00%, 11/15/27	76,830
43,955	Series 2132, Class SB, IF, 8.41%, 03/15/29	42,696
99,027	Series 2134, Class PI, IO, 6.50%, 03/15/19	19,969
25,044	Series 2135, Class UK, IO, 6.50%, 03/15/14	3,822
54,827	Series 2143, Class CD, 6.00%, 02/15/28	54,847
829,000	Series 2172, Class QC, 7.00%, 07/15/29	859,893
388,174	Series 2182, Class ZB, 8.00%, 09/15/29	402,390
78,366	Series 2247, Class Z, 7.50%, 08/15/30	78,638

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
31,243	Series 2261, Class ZY, 7.50%, 10/15/30	31,579
178,924	Series 2283, Class K, 6.50%, 12/15/23	183,011
12,490	Series 2299, Class G, 7.00%, 05/15/14	12,463
38,386	Series 2306, Class K, PO, 05/15/24	30,366
92,126	Series 2306, Class SE, IF, IO, 5.49%, 05/15/24	14,799
142,946	Series 2325, Class PM, 7.00%, 06/15/31	148,982
446,605	Series 2344, Class QG, 6.00%, 08/15/16	449,053
734,847	Series 2344, Class ZD, 6.50%, 08/15/31	742,378
121,693	Series 2344, Class ZJ, 6.50%, 08/15/31	123,265
81,201	Series 2345, Class NE, 6.50%, 08/15/31	82,108
782,383	Series 2345, Class PQ, 6.50%, 08/15/16	795,863
296,891	Series 2355, Class BP, 6.00%, 09/15/16	298,694
149,530	Series 2359, Class ZB, 8.50%, 06/15/31	168,979
63,028	Series 2362, Class PD, 6.50%, 06/15/20	63,353
32,736	Series 2374, Class PV, 5.50%, 12/15/14	32,681
18,887	Series 2391, Class QE, 5.50%, 05/15/15	18,854
496,855	Series 2391, Class QR, 5.50%, 12/15/16	494,144
500,000	Series 2392, Class PV, 6.00%, 12/15/20	500,975
386,733	Series 2394, Class MC, 6.00%, 12/15/16	389,025
168,077	Series 2410, Class OE, 6.38%, 02/15/32	169,653
229,771	Series 2410, Class QS, IF, 5.98%, 02/15/32	213,244
159,664	Series 2410, Class QX, IF, IO, 3.45%, 02/15/32	9,638
111,600	Series 2412, Class SE, IF, 5.28%, 02/15/09	109,705
100,000	Series 2412, Class SP, IF, 5.70%, 02/15/32	86,053
337,902	Series 2423, Class MC, 7.00%, 03/15/32	345,633
514,570	Series 2423, Class MT, 7.00%, 03/15/32	526,338
227,841	Series 2435, Class CJ, 6.50%, 04/15/32	230,406
470,000	Series 2435, Class VH, 6.00%, 07/15/19	466,930
221,660	Series 2444, Class ES, IF, IO, 2.75%, 03/15/32	11,670
147,773	Series 2450, Class SW, IF, IO, 2.80%, 03/15/32	10,389
152,404	Series 2454, Class BG, 6.50%, 08/15/31	153,560
300,000	Series 2455, Class GK, 6.50%, 05/15/32	303,733
254,098	Series 2460, Class VZ, 6.00%, 11/15/29	253,164
71,606	Series 2461, Class VB, 6.50%, 04/15/18	71,755
193,356	Series 2484, Class LZ, 6.50%, 07/15/32	198,383
837,061	Series 2498, Class UD, 5.50%, 06/15/16	834,163
790,000	Series 2500, Class MC, 6.00%, 09/15/32	774,463
340,808	Series 2500, Class TD, 5.50%, 02/15/16	339,733
150,000	Series 2503, Class BH, 5.50%, 09/15/17	148,786
210,270	Series 2513, Class YO, PO, 02/15/32	174,818
500,000	Series 2515, Class DE, 4.00%, 03/15/32	452,427
500,000	Series 2535, Class BK, 5.50%, 12/15/22	490,239
300,000	Series 2543, Class YX, 6.00%, 12/15/32	292,930
500,000	Series 2544, Class HC, 6.00%, 12/15/32	490,877
363,013	Series 2565, Class MB, 6.00%, 05/15/30	363,345
500,000	Series 2575, Class ME, 6.00%, 02/15/33	488,401
195,918	Series 2586, Class WI, IO, 6.50%, 03/15/33	50,058
218,303	Series 2594, Class VA, 6.00%, 03/15/14	219,025
400,000	Series 2594, Class VQ, 6.00%, 08/15/20	395,797
509,890	Series 2597, Class DS, IF, IO, 2.35%, 02/15/33	28,915
735,022	Series 2599, Class DS, IF, IO, 1.80%, 02/15/33	30,429
815,403	Series 2610, Class DS, IF, IO, 1.90%, 03/15/33	39,680
1,121,017	Series 2611, Class SH, IF, IO, 2.45%, 10/15/21	64,906
1,000,000	Series 2611, Class UH, 4.50%, 05/15/18	913,699
500,000	Series 2617, Class GR, 4.50%, 05/15/18	458,138
1,019,017	Series 2626, Class NS, IF, IO, 1.35%, 06/15/23	36,349
500,000	Series 2628, Class WA, 4.00%, 07/15/28	459,986
500,000	Series 2631, Class LC, 4.50%, 06/15/18	459,154
572,124	Series 2636, Class Z, 4.50%, 06/15/18	520,455
199,277	Series 2638, Class DS, IF, 3.40%, 07/15/23	156,833
55,062	Series 2643, Class HI, IO, 4.50%, 12/15/16	5,566
133,874	Series 2643, Class KG, 4.00%, 05/15/18	133,278
1,139,973	Series 2651, Class VZ, 4.50%, 07/15/18	1,034,069
108,019	Series 2656, Class SH, IF, 6.00%, 02/15/25	100,024
362,823	Series 2668, Class SB, IF, 2.58%, 10/15/15	314,316
500,000	Series 2675, Class CK, 4.00%, 09/15/18	439,964
236,146	Series 2682, Class YS, IF, 1.34%, 10/15/33	142,046
274,714	Series 2684, Class TO, PO, 10/15/33	134,406
228,000	Series 2686, Class GB, 5.00%, 05/15/20	223,539
188,311	Series 2691, Class WS, IF, 1.20%, 10/15/33	107,951
1,000,000	Series 2695, Class DE, 4.00%, 01/15/17	925,692
141,754	Series 2705, Class SC, IF, 1.20%, 11/15/33	79,777
216,387	Series 2705, Class SD, IF, 2.32%, 11/15/33	130,094
1,000,000	Series 2716, Class UN, 4.50%, 12/15/23	885,896
750,000	Series 2727, Class BS, IF, 1.28%, 01/15/34	368,236
20,319	Series 2733, Class GF, FRN, 0.00% 09/15/33	20,829
500,000	Series 2743, Class HD, 4.50%, 08/15/17	472,091
209,330	Series 2744, Class FE, FRN, 0.00% 02/15/34	171,249
500,000	Series 2744, Class PD, 5.50%, 08/15/33	496,895
144,668	Series 2753, Class S, IF, 1.60%, 02/15/34	105,213
241,051	Series 2755, Class SA, IF, 3.80%, 05/15/30	210,692
161,157	Series 2766, Class SX, IF, 1.17%, 03/15/34	98,018
59,746	Series 2769, PO, 03/15/34	34,343
481,744	Series 2776, Class SK, IF, 1.28%, 04/15/34	286,966
52,465	Series 2778, Class BS, IF, 2.75%, 04/15/34	34,853
271,543	Series 2780, Class JG, 4.50%, 04/15/19	246,999
702,000	Series 2809, Class UB, 4.00%, 09/15/17	647,686
147,262	Series 2827, Class SQ, IF, 7.50%, 01/15/19	137,779
66,441	Series 2841, Class GO, PO, 08/15/34	47,770
170,697	Series 2846, PO, 08/15/34	126,163

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
500,000	Series 2899, Class KB, 4.50%, 01/15/19	467,909
201,779	Series 2958, Class KB, 5.50%, 04/15/35	199,543
1,000,000	Series 2971, Class GB, 5.00%, 11/15/16	981,117
100,000	Series 2975, Class KO, PO, 05/15/35	45,742
163,301	Series 2989, PO, 06/15/23	117,804
500,000	Series 2899, Class KB, 4.50%, 03/15/19	454,810
300,000	Series 3047, Class OD, 5.50%, 10/15/35	284,304
1,000,000	Series 3064, Class OB, 5.50%, 07/15/29	985,944
433,583	Series 3101, Class EA, 6.00%, 06/15/20	432,401
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities,
47,054	Series T-41, Class 3A, 7.50%, 07/25/32	48,265
300,789	Series T-54, Class 2A, 6.50%, 02/25/43	302,916
140,631	Series T-54, Class 3A, 7.00%, 02/25/43	143,175
80,642	Series T-58, Class A, PO, 09/25/43	67,496
627,706	Federal Home Loan Mortgage Corp.— Government National Mortgage Association, Series 8, Class ZA, 7.00%, 03/25/23	631,547
	Federal National Mortgage Association,
139,725	Series 329, Class 1, PO, 12/01/32	97,758
172,187	Series 340, Class 1, PO, 09/01/33	116,951
21,515	Series 1989-83, Class H, 8.50%, 11/25/19	22,783
4,460	Series 1990-1, Class D, 8.80%, 01/25/20	4,756
18,000	Series 1990-10, Class L, 8.50%, 02/25/20	19,090
72	Series 1990-140, Class K, HB, 652.15%, 12/25/20	1,233
7,687	Series 1990-143, Class J, 8.75%, 12/25/20	8,194
4,434	Series 1990-93, Class G, 5.50%, 08/25/20	4,350
159,417	Series 1992-101, Class J, 7.50%, 06/25/22	160,586
55,837	Series 1992-143, Class MA, 5.50%, 09/25/22	55,198
56,736	Series 1993-164, Class SA, IF, 10.38%, 09/25/08	58,524
81,285	Series 1993-164, Class SC, IF, 10.38%, 09/25/08	83,847
11,202	Series 1993-165, Class SD, IF, 6.88%, 09/25/23	10,926
55,861	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	65,304
73,999	Series 1993-167, Class GA, 7.00%, 09/25/23	75,247
31,710	Series 1993-175, Class SA, IF, 11.16%, 09/25/08	32,857
26,564	Series 1993-190, Class S, IF, 8.22%, 10/25/08	26,888
5,224	Series 1993-196, Class FA, FRN, 4.66%, 10/25/08	5,162
7,836	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	8,029
500,000	Series 1993-203, Class PL, 6.50%, 10/25/23	505,509
24,644	Series 1993-205, Class H, PO, 09/25/23	19,409
276,720	Series 1993-225, Class UB, 6.50%, 12/25/23	280,423
8,985	Series 1993-230, Class FA, FRN, 5.94%, 12/25/23	9,146
126,401	Series 1993-233, Class SB, IF, 9.61%, 12/25/08	129,919
565,623	Series 1993-250, Class Z, 7.00%, 12/25/23	577,917
185,787	Series 1993-257, Class C, PO, 06/25/23	157,545
21,053	Series 1994-13, Class SK, IF, 10.96%, 02/25/09	21,920
38,661	Series 1994-33, Class FA, FRN, 4.76%, 03/25/09	38,230
83,206	Series 1995-19, Class Z, 6.50%, 11/25/23	86,262
78,603	Series 1995-2, Class Z, 8.50%, 03/25/25	81,840
12,944	Series 1996-20, Class L, PO, 09/25/08	12,196
23,124	Series 1996-24, Class B, PO, 10/25/08	22,413
23,837	Series 1996-39, Class J, PO, 09/25/08	22,566
21,443	Series 1996-59, Class J, 6.50%, 08/25/22	21,536
210,213	Series 1996-59, Class K, 6.50%, 07/25/23	211,441
815,045	Series 1997-20, Class IB, FRN, IO 1.84%, 03/25/27	49,519
60,889	Series 1997-39, Class PD, 7.50%, 05/20/27	62,508
151,835	Series 1997-46, Class PL, 6.00%, 07/18/27	152,109
398,792	Series 1997-61, Class ZC, 7.00%, 02/25/23	409,738
165,713	Series 1998-36, Class ZB, 6.00%, 07/18/28	163,697
191,945	Series 1998-43, Class SA, IF, IO, 10.68%, 04/25/23	54,202
30,980	Series 2000-52, IO, 8.50%, 01/25/31	7,981
159,955	Series 2001-28, Class VB, 6.00%, 02/25/20	159,677
336,628	Series 2001-30, Class PM, 7.00%, 07/25/31	345,876
353,207	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	84,312
621,498	Series 2001-36, Class DE, 7.00%, 08/25/31	636,002
73,284	Series 2001-44, Class PD, 7.00%, 09/25/31	75,022
250,000	Series 2001-50, Class VB, 6.50%, 12/25/16	250,683
349,100	Series 2001-52, Class XN, 6.50%, 11/25/15	354,967
484,758	Series 2001-61, Class Z, 7.00%, 11/25/31	496,234
500,000	Series 2001-69, Class PG, 6.00%, 12/25/16	502,695
347,272	Series 2001-71, Class QE, 6.00%, 12/25/16	348,954
216,728	Series 2001-78, Class VB, 6.00%, 12/25/15	215,906
149,500	Series 2001-80, Class PE, 6.00%, 07/25/29	149,669
184,465	Series 2002-1, Class HC, 6.50%, 02/25/22	186,911
48,568	Series 2002-1, Class SA, IF, 7.89%, 02/25/32	48,018
500,000	Series 2002-3, Class OG, 6.00%, 02/25/17	502,863
73,722	Series 2002-8, Class SR, IF, 5.01%, 03/25/09	72,313
994,950	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	52,578
800,000	Series 2002-18, Class PC, 5.50%, 04/25/17	793,850
500,000	Series 2002-28, Class PK, 6.50%, 05/25/32	506,571

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,000,000	Series 2002-56, Class UC, 5.50%, 09/25/17	990,303
611,438	Series 2002-62, Class ZE, 5.50%, 11/25/17	597,141
183,174	Series 2002-73, Class S, IF, 2.94%, 11/25/09	173,487
750,000	Series 2002-74, Class LD, 5.00%, 01/25/16	734,173
700,000	Series 2002-74, Class PD, 5.00%, 11/25/15	686,128
400,000	Series 2002-74, Class VB, 6.00%, 11/25/31	400,632
181,527	Series 2002-77, Class S, IF, 4.73%, 12/25/32	161,181
44,942	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	8,079
500,000	Series 2002-93, Class PD, 3.50%, 02/25/29	477,430
500,000	Series 2002-94, Class BK, 5.50%, 01/25/18	489,756
204,916	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	5,798
293,000	Series 2003-22, Class UD, 4.00%, 04/25/33	228,858
250,000	Series 2003-106, Class US, IF, 1.09%, 11/25/23	146,714
500,000	Series 2003-106, Class WE, 4.50%, 11/25/22	457,400
1,000,000	Series 2003-113, Class PC, 4.00%, 03/25/15	956,507
1,192,030	Series 2003-116, Class SB, IF, IO, 2.28%, 11/25/33	53,155
600,000	Series 2003-117, Class JB, 3.50%, 06/25/33	512,950
500,000	Series 2003-128, Class KE, 4.50%, 01/25/14	480,744
500,000	Series 2003-128, Class NG, 4.00%, 01/25/19	437,552
193,785	Series 2003-130, Class SX, IF, 3.54%, 01/25/34	175,771
277,124	Series 2003-132, Class OA, PO, 08/25/33	205,134
250,000	Series 2003-41, Class PE, 5.50%, 05/25/23	244,072
100,000	Series 2003-47, Class PE, 5.75%, 06/25/33	94,899
853,410	Series 2003-52, Class PA, 6.50%, 06/25/35	874,087
72,389	Series 2003-64, Class SX, IF, 0.98%, 07/25/33	42,928
270,121	Series 2003-66, Class PA, 3.50%, 02/25/33	240,928
647,059	Series 2003-68, Class LC, 3.00%, 07/25/22	514,244
743,406	Series 2003-68, Class QP, 3.00%, 07/25/22	675,288
141,759	Series 2003-71, Class DS, IF, 0.66%, 08/25/33	79,947
1,123,276	Series 2003-73, Class GA, 3.50%, 05/25/31	1,034,529
1,275,009	Series 2003-80, Class SY, IF, IO, 2.33%, 06/25/23	82,661
500,000	Series 2003-83, Class PG, 5.00%, 06/25/23	472,203
133,613	Series 2003-91, Class SD, IF, 3.63%, 09/25/33	108,456
700,000	Series 2004-1, Class AC, 4.00%, 02/25/19	613,783
430,813	Series 2004-4, Class QM, IF, 3.56%, 06/25/33	369,784
288,799	Series 2004-10, Class SC, IF, 7.31%, 02/25/34	287,544
164,907	Series 2004-14, Class SD, IF, 1.09%, 03/25/34	89,510
1,000,000	Series 2004-21, Class AE, 4.00%, 04/25/19	865,840
175,199	Series 2004-21, Class CO, PO, 04/25/34	83,438
179,328	Series 2004-22, Class A, 4.00%, 04/25/19	161,897
496,355	Series 2004-36, Class SA, IF, 4.89%, 05/25/34	446,851
109,915	Series 2004-51, Class SY, IF, 3.59%, 07/25/34	92,312
150,029	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	149,323
200,000	Series 2004-76, Class CL, 4.00%, 10/25/19	175,884
1,000,000	Series 2004-81, Class AC, 4.00%, 11/25/19	875,279
226,413	Series 2004-92, Class JO, PO, 12/25/34	183,107
104	Series 2004-92, Class JO, IO, HB, 255.60%, 11/01/08	321
1,000,000	Series 2005-109, Class PC, 6.00%, 12/25/35	989,597
1,000,000	Series 2005-110, Class GL, 5.50%, 12/25/35	930,419
700,000	Series 2005-110, Class MN, 5.50%, 06/25/35	674,009
848,888	Series 2005-28, Class JA, 5.00%, 04/25/35	761,745
1,000,000	Series 2005-40, Class YA, 5.00%, 09/25/20	980,687
500,000	Series 2005-47, Class AN, 5.00%, 12/25/16	490,534
853,000	Series 2005-68, Class BC, 5.25%, 06/25/35	801,162
1,100,000	Series 2005-68, Class PG, 5.50%, 08/25/35	1,071,192
1,000,000	Series 2005-84, Class XM, 5.75%, 10/25/35	991,047
245,732	Series 2006-22, Class AO, PO, 04/25/36	169,510
72,140	Series G92-15, Class Z, 7.00%, 01/25/22	73,162
9,570	Series G92-42, Class Z, 7.00%, 07/25/22	9,840
198,302	Series G92-44, Class ZQ, 8.00%, 07/25/22	207,913
114,364	Series G92-54, Class ZQ, 7.50%, 09/25/22	118,954
7,207	Series G92-59, Class F, FRN, 4.46%, 10/25/22	7,005
18,734	Series G92-61, Class Z, 7.00%, 10/25/22	19,227
191,900	Series G92-66, Class KB, 7.00%, 12/25/22	196,761
56,928	Series G93-1, Class KA, 7.90%, 01/25/23	59,749
58,841	Series G93-17, Class SI, IF, 6.00%, 04/25/23	57,895
	Federal National Mortgage Association Whole Loan,
219,378	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	220,910
136,219	Series 2003-W1, Class 2A, 7.50%, 12/25/42	139,895
89,587	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	88,786
222,038	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	225,939
	Government National Mortgage Association,
164,836	Series 1994-3, Class PQ, 7.49%, 07/16/24	171,168
500,000	Series 1994-7, Class PQ, 6.50%, 10/16/24	511,085
166,426	Series 1996-16, Class E, 7.50%, 08/16/26	171,493
167,025	Series 1997-8, Class PN, 7.50%, 05/16/27	173,160
194,767	Series 1998-26, Class K, 7.50%, 09/17/25	202,596
167,834	Series 1999-41, Class Z, 8.00%, 11/16/29	174,623
104,891	Series 1999-44, Class PC, 7.50%, 12/20/29	108,375
131,074	Series 1999-44, Class ZG, 8.00%, 12/20/29	135,483
90,947	Series 2000-6, Class Z, 7.50%, 02/20/30	93,805
147,976	Series 2000-14, Class PD, 7.00%, 02/16/30	151,708
437,844	Series 2000-21, Class Z, 9.00%, 03/16/30	478,480
76,096	Series 2000-26, Class Z, 7.75%, 09/20/30	77,250
11,178	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	2,085
800,000	Series 2000-36, Class PB, 7.50%, 11/16/30	841,351

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
137,705	Series 2000-37, Class B, 8.00%, 12/20/30	143,432
35,586	Series 2000-38, Class AH, 7.15%, 12/20/30	36,083
94,363	Series 2001-4, Class SJ, IF, IO, 2.90%, 01/19/30	1,210
280,846	Series 2001-36, Class S, IF, IO, 2.84%, 08/16/31	17,107
200,000	Series 2001-64, Class MQ, 6.50%, 12/20/31	203,075
47,820	Series 2002-24, Class SB, IF, 4.11%, 04/16/32	43,199
54,168	Series 2002-36, Class VB, 6.50%, 07/20/19	54,172
262,014	Series 2002-54, Class GB, 6.50%, 08/20/32	265,983
72,877	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	2,147
299,892	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	54,072
30,525	Series 2003-24, PO, 03/16/33	23,244
751,622	Series 2003-76, Class LS, IF, IO, 1.93%, 09/20/31	33,249
861,963	Series 2004-11, Class SW, IF, IO, 0.23%, 02/20/34	10,004
111,862	Series 2004-28, Class S, IF, 5.34%, 04/16/34	101,312
	Vendee Mortgage Trust,
157,218	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	155,680
410,294	Series 1996-1, Class 1Z, 6.75%, 02/15/26	411,066
229,424	Series 1996-2, Class 1Z, 6.75%, 06/15/26	233,941
871,105	Series 1997-1, Class 2Z, 7.50%, 02/15/27	903,730
234,898	Series 1998-1, Class 2E, 7.00%, 09/15/27	239,103
		81,288,743
	Non-Agency CMO — 19.7%
500,000	American Home Mortgage Investment Corp., Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	475,028
	Banc of America Funding Corp.,
249,791	Series 2003-1, Class A, PO, 09/20/32	176,966
495,667	Series 2003-3, Class 1A33, 5.50%, 10/25/33	473,107
166,436	Series 2004-1, PO, 03/25/34	110,330
1,000,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	952,471
242,736	Series 2005-7, Class 30, PO, 11/25/35	157,020
965,279	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	937,499
	Banc of America Mortgage Securities,
448,445	Series 2004-5, Class 2A2, 5.50%, 06/25/34	384,838
137,591	Series 2002-10, Class A, PO, 11/25/32	113,565
77,862	Series 2003-8, Class A, PO, 11/25/33	55,621
82,379	Series 2004-4, Class A, PO, 05/25/34	56,780
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	95,093
259,676	Series 2004-6, Class A, PO, 07/25/34	165,399
289,581	Series 2004-7, Class 1A19, PO, 08/25/34	152,494
200,000	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	190,615
	Bank of America Alternative Loan Trust,
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	137,089
167,905	Series 2004-6, Class 15, PO, 07/25/34	127,802
699,916	Bank of America Mortgage Securities, Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	679,715
	Bear Stearns Adjustable Rate Mortgage Trust,
515,621	Series 2003-7, Class 3A, VAR, 4.94%, 10/25/33	498,609
1,166,057	Series 2006-1, Class 1A1, FRN, 4.62%, 02/25/36	1,128,207
100,000	Series B2004-4, Class A4, VAR, 3.51%, 06/25/34	96,376
	Citicorp Mortgage Securities, Inc.,
1,692,047	Series 2004-1, Class 3A1, 4.75%, 01/25/34	1,616,487
818,963	Series 2004-5, Class A5, 4.50%, 08/25/34	783,186
	Citigroup Mortgage Loan Trust, Inc.,
122,567	Series 2003-UP3, Class A3, 7.00%, 09/25/33	122,605
191,714	Series 2003-UST1, PO, 12/25/18	144,909
254,332	Series 2003-UST1, Class A1, FRN, 5.50%, 12/25/18	247,576
572,097	Series 2005-1, Class 2A1A, VAR, 4.73%, 04/25/35	562,994
	Countrywide Alternative Loan Trust,
373,816	Series 2005-26CB, Class A10, IF, 3.40%, 07/25/35	345,379
1,181,600	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	1,105,688
436,000	Series 2002-8, Class A4, 6.50%, 07/25/32	431,332
119,981	Series 2003-J1, PO, 10/25/33	89,294
1,263,560	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,169,098
3,309,138	Series 2005-22T1, Class A2, IF, IO, 0.01%, 06/25/35	13,421
600,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	566,291
538,426	Series 2005-5R, Class A1, 5.25%, 12/25/18	531,144
3,221,654	Series 2005-J1, Class 1A4, IF, IO, 0.02%, 02/25/35	5,384
	Countrywide Home Loan Mortgage Pass Through Trust,
186,364	Series 2003-44, Class A6, PO, 10/25/33	122,184
850,368	Series 2003-26, Class 1A6, 3.50%, 08/25/33	743,002
74,470	Series 2003-34, Class A11, 5.25%, 09/25/33	74,126
295,018	Series 2003-J7, Class 4A3, IF, 2.93%, 08/25/18	258,808
313,780	Series 2004-7, Class 2A1, FRN, 4.07%, 06/25/34	298,940
208,801	Series 2004-HYB1, Class 2A, VAR, 4.24%, 05/20/34	203,576

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
243,692	Series 2004-HYB3, Class 2A, VAR, 4.08%, 06/20/34	235,598
136,023	Series 2004-J8, PO, 11/25/19	101,111
932,671	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	903,732
500,000	Series 2005-16, Class A23, 5.50%, 09/25/35	477,322
880,661	Series 2005-22, Class 2A1, FRN, 5.30%, 11/25/35	865,025
154,476	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	117,801
265,697	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	249,149
	First Horizon Asset Securities, Inc.,
500,000	Series 2003-3, Class 1A4, 3.90%, 05/25/33	466,338
607,423	Series 2004-AR1, Class 2A2, FRN, 5.02%, 04/25/35	594,895
780,621	Series 2004-AR7, Class 2A1, FRN, 4.93%, 02/25/35	767,204
300,000	Series 2004-AR7, Class 2A2, FRN, 4.93%, 02/25/35	293,063
650,000	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 3A4, VAR, 4.86%, 06/19/35	636,300
	GSR Mortgage Loan Trust,
740,150	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	730,250
53,098	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	48,862
419,870	Series 2004-6F, Class 1A2, 5.00%, 05/25/34	330,258
1,000,000	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	995,483
	MASTR Adjustable Rate Mortgages Trust,
468,458	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	454,535
1,100,000	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	1,043,561
	MASTR Alternative Loans Trust,
554,340	Series 2003-9, Class 8A1, 6.00%, 01/25/34	539,027
813,168	Series 2004-10, Class 1A1, 4.50%, 09/25/19	758,279
1,622,908	Series 2004-4, Class 10A1, 5.00%, 05/25/24	1,546,956
594,271	Series 2004-6, Class 7A1, 6.00%, 07/25/34	580,714
82,561	Series 2004-7 30, PO, 08/25/34	57,005
669,916	Series 2004-8, Class 6A1, 5.50%, 09/25/19	661,147
	MASTR Asset Securitization Trust,
334,773	Series 2003-12, Class 15, PO, 12/25/18	259,888
205,334	Series 2003-4, Class 2A2, 5.00%, 05/25/18	202,647
698,281	Series 2004-10, Class 15, PO, 10/25/19	532,151
388,771	Series 2004-6, Class 15, PO, 07/25/19	283,677
383,168	Series 2004-8, PO, 08/25/19	295,639
1,163,939	MASTR Resecuritization Trust, Series 2005-3, PO, 05/28/35 (e)	772,747
233,803	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.64%, 02/25/35	234,494
169,993	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	170,930
	Residential Accredit Loans, Inc.,
500,000	Series 2002-QS8, Class A5, 6.25%, 06/25/17	498,630
695,838	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	649,546
964,606	Series 2003-QS14, Class A1, 5.00%, 07/25/18	919,692
288,503	Series 2003-QS18, Class A1, 5.00%, 09/25/18	275,250
108,343	Series 2003-QS3, Class A2, IF, 4.79%, 02/25/18	100,240
393,072	Series 2003-QS3, Class A8, IF, IO, 2.28%, 02/25/18	22,926
818,232	Series 2003-QS9, Class A3, IF, IO, 2.23%, 05/25/18	54,514
122,717	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, 02/25/19	115,507
	Residential Funding Mortgage Securities I,
653,147	Series 2005-SA4, Class 1A1, VAR, 4.98%, 09/25/35	643,989
523,831	Series 2003-S7, Class A17, 4.00%, 05/25/33	498,983
165,000	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	152,873
410,906	Series 2003-S13, Class 4A5, 2.50%, 06/25/18	390,917
44,760	Salomon Brothers Mortgage Securities VII, Series 2003-UP2, Class 1, PO, 12/25/18	34,195
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.99%, 06/25/34	374,339
	Structured Asset Securities Corp.,
500,000	Series 2003-8, Class 1A2, 5.00%, 04/25/18	484,767
366,183	Series 2004-20, Class 1A3, 5.25%, 11/25/34	357,675
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
318,821	Series 2002-MS-12, Class A, 6.50%, 05/25/32	317,888
1,389,893	Series 2005-2, Class 2A3, IF, IO, 0.08%, 04/25/35	1,745
4,564,358	Series 2005-2, Class 1A4, IF, IO, 0.03%, 04/25/35	7,325
800,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	759,216
135,030	Series 2005-4, Class DP, PO, 06/25/20	101,562
429,359	Series 2005-6, Class 2A4, 5.50%, 08/25/35	423,668
	Washington Mutual, Inc.,
175,302	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	170,096
110,851	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	108,125
914,254	Series 2003-S10, Class A5, 5.00%, 10/25/18	876,250
70,327	Series 2003-S10, Class A6, PO, 10/25/18	43,427

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
364,940	Series 2003-S4, Class 3A, 5.50%, 06/25/33	360,502
452,456	Series 2003-S8, Class A4, 4.50%, 09/25/18	421,140
154,434	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	149,840
905,378	Series 2004-S3, Class 2A3, IF, 4.20%, 07/25/34	798,575
	Wells Fargo Mortgage Backed Securities Trust,
107,572	Series 2003-11 Class 1A, PO, 10/25/18	82,391
663,000	Series 2003-11, Class 1A4, 4.75%, 10/25/18	628,276
146,798	Series 2003-17, Class 2A4, 5.50%, 01/25/34	142,765
150,000	Series 2003-8, Class A9, 4.50%, 08/25/18	138,625
677,715	Series 2003-K, Class 1A2 FRN, 4.49%, 11/25/33	629,428
394,195	Series 2004-7, Class 2A2, 5.00%, 07/25/19	376,333
760,748	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	737,190
894,740	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	866,214
600,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	571,931
415,985	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	402,824
406,957	Series 2005-AR16, Class 2A1, VAR, 4.95%, 10/25/35	401,537
		47,896,752
	Total Collateralized Mortgage Obligations (Cost $134,800,361)	129,185,495
	Commercial Mortgage Backed Securities — 0.9%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47 (c)	529,371
	Bear Stearns Commercial Mortgage Securities,
55,893	Series 2000-WF1, Class A1, 7.64%, 02/15/32	57,024
125,000	Series 2004-T16, Class A2, 3.70%, 02/13/46 (c)	120,468
250,000	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	236,668
360,000	Series 2006-PW11, Class A4, VAR, 5.63%, 03/11/39	351,025
200,000	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.72%, 03/15/49	200,000
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	309,341
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	427,855
	Total Commercial Mortgage Backed Securities (Cost $2,333,248)	2,231,752
	Corporate Bonds — 11.7%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Corp., 7.13%, 02/15/11	142,058
73,574	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	75,403
		217,461
	Airlines — 0.3%
85,000	American Airlines, Inc., Series 1999-1, 7.02%, 04/15/11 (c)	87,338
275,000	Delta Air Lines, Inc., 7.57%, 05/18/12	276,031
	United AirLines, Inc.,
246,510	Series 2001-1, 6.07%, 09/01/14 (c)	245,894
157,153	Series 2001-1, 6.20%, 03/01/10 (c)	157,153
		766,416
	Automobiles — 0.1%
350,000	DaimlerChrysler NA Holding Corp., 7.20%, 09/01/09	361,015
	Capital Markets — 2.0%
400,000	Bear Stearns Cos. (The), 3.25%, 03/25/09 (c)	376,106
	Citigroup, Inc.,
150,000	4.70%, 05/29/15	137,497
300,000	5.63%, 08/27/12	296,407
	Credit Suisse First Boston USA, Inc.,
50,000	4.88%, 01/15/15 (c)	46,231
500,000	6.13%, 11/15/11	506,687
150,000	5.50%, 08/15/13	146,272
	Goldman Sachs Group, Inc.,
200,000	3.88%, 01/15/09 (c)	191,615
375,000	4.75%, 07/15/13	348,892
150,000	5.25%, 10/15/13	143,727
400,000	6.88%, 01/15/11	415,633
	Lehman Brothers Holdings, Inc.,
100,000	4.00%, 01/22/08 (c)	97,388
100,000	4.80%, 03/13/14 (c)	92,452
175,000	6.63%, 01/18/12	181,170
	Merrill Lynch & Co., Inc.,
200,000	3.70%, 04/21/08	193,470
100,000	4.79%, 08/04/10	96,607
150,000	5.45%, 07/15/14	144,803
200,000	Series C, 4.13%, 01/15/09	192,731
	Morgan Stanley,
400,000	4.75%, 04/01/14	366,728
300,000	6.60%, 04/01/12 (c)	311,418
640,000	6.75%, 04/15/11	664,465
		4,950,299
	Chemicals — 0.1%
150,000	Dow Chemical Co. (The), 6.13%, 02/01/11	151,805

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 1.6%
	Bank of America Corp.,
200,000	5.25%, 12/01/15 (c)	189,139
570,000	7.80%, 02/15/10	608,660
200,000	3.88%, 01/15/08	195,029
75,000	Branch Banking & Trust Co., 4.88%, 01/15/13	71,409
200,000	First Bank NA, 6.50%, 02/01/08	202,819
250,000	Firstar Bank NA, 7.13%, 12/01/09	260,632
50,000	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	55,501
250,000	Huntington National Bank, 8.00%, 04/01/10	268,193
200,000	Keycorp, Series G, 4.70%, 05/21/09	194,755
75,000	Popular North America, Inc., 4.25%, 04/01/08	72,945
190,000	Royal Bank of Canada (Canada), 3.88%, 05/04/09	181,760
150,000	State Street Corp., 7.65%, 06/15/10 (c)	159,651
250,000	Suntrust Bank, 6.38%, 04/01/11	255,953
100,000	US Bancorp, 7.50%, 06/01/26	113,879
100,000	Wachovia Bank NA, 7.80%, 08/18/10	107,025
	Wachovia Corp.,
240,000	3.50%, 08/15/08 (c)	229,721
150,000	3.63%, 02/17/09	142,682
260,000	Wells Fargo & Co., 3.13%, 04/01/09	243,614
250,000	Wells Fargo Bank NA, 7.55%, 06/21/10	266,967
		3,820,334
	Commercial Services & Supplies — 0.0% (g)
100,000	PHH Corp., 7.13%, 03/01/13	101,230
	Computers & Peripherals — 0.1%
150,000	International Business Machines Corp., 5.39%, 01/22/09	149,062
	Consumer Finance — 1.4%
100,000	American Express Credit Corp., 3.00%, 05/16/08	95,406
625,000	Ford Motor Credit Co., 7.38%, 10/28/09 (c)	577,836
	General Motors Acceptance Corp.,
100,000	6.13%, 09/15/06 (c)	99,852
175,000	7.25%, 03/02/11	169,664
	HSBC Finance Corp.,
150,000	5.00%, 06/30/15	138,423
500,000	5.88%, 02/01/09	503,074
200,000	6.40%, 06/17/08	202,660
500,000	6.50%, 11/15/08	508,836
200,000	7.88%, 03/01/07	202,802
	International Lease Finance Corp.,
60,000	4.50%, 05/01/08 (c)	58,731
40,000	5.88%, 05/01/13 (c)	39,700
165,000	6.38%, 03/15/09	167,449
	SLM Corp.,
300,000	4.00%, 01/15/10	283,317
100,000	Series A, 5.38%, 01/15/13	96,625
	Toyota Motor Credit Corp.,
100,000	2.88%, 08/01/08	94,799
	Washington Mutual Financial Corp.,
100,000	6.88%, 05/15/11	104,444
		3,343,618
	Diversified Financial Services — 1.0%
	Associates Corp. Of N. America,
250,000	8.55%, 07/15/09	269,601
200,000	8.15%, 08/01/09	213,602
100,000	CIT Group, Inc., 7.75%, 04/02/12	108,403
	General Electric Capital Corp.,
500,000	7.38%, 01/19/10 (c)	525,382
200,000	Series A, 6.75%, 03/15/32	213,485
150,000	Series A, 3.50%, 05/01/08	144,580
175,000	Series A, 4.25%, 01/15/08	171,635
170,000	Series A, 5.00%, 02/15/07 (c)	169,403
300,000	Series A, 5.88%, 02/15/12 (c)	301,591
200,000	Series A, 6.00%, 06/15/12	202,297
130,000	Textron Financial Corp., 5.13%, 02/03/11	126,625
		2,446,604
	Diversified Telecommunication Services — 1.2%
100,000	BellSouth Corp., 5.20%, 09/15/14 (c)	93,041
313,225	Bellsouth Telecommunications, 6.30%, 12/15/15	312,690
400,000	British Telecommunications plc (United Kingdom), 8.37%, 12/15/10	439,148
180,000	France Telecom S.A. (France), 7.75%, 03/01/11	193,357
150,000	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	158,878
	Sprint Capital Corp.,
500,000	6.00%, 01/15/07	500,670
100,000	8.38%, 03/15/12 (c)	110,490
60,000	8.75%, 03/15/32	72,354
115,000	Telus Corp. (Canada), 8.00%, 06/01/11	124,533
650,000	Verizon Global Funding Corp., 7.25%, 12/01/10	680,723
100,000	Verizon Pennsylvania, Inc., 8.35%, 12/15/30	109,463
100,000	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	89,851
		2,885,198

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 0.6%
100,000	Carolina Power & Light Co., 5.13%, 09/15/13	95,395
70,000	Commonwealth Edison Co., 6.95%, 07/15/18 (c)	70,628
165,000	Constellation Energy Group, Inc., 6.35%, 04/01/07	165,634
130,000	DTE Energy Co., Series A, 6.65%, 04/15/09	132,344
150,000	Exelon Generation Co. LLC, 6.95%, 06/15/11	156,399
65,000	PSEG Power LLC, 7.75%, 04/15/11	69,570
675,000	Virginia Electric & Power Co., Series A, 5.38%, 02/01/07 (c)	673,187
		1,363,157
	Food & Staples Retailing — 0.1%
150,000	Kroger Co. (The), 8.05%, 02/01/10	159,452
	Gas Utilities — 0.0% (g)
80,000	KeySpan Gas East Corp., 7.88%, 02/01/10	84,935
	Industrial Conglomerates — 0.2%
250,000	General Electric Co., 5.00%, 02/01/13	239,460
100,000	Raychem Corp., 7.20%, 10/15/08	102,712
	Tyco International Group S.A. (Bermuda),
200,000	6.38%, 10/15/11	204,075
50,000	6.75%, 02/15/11	51,588
		597,835
	Insurance — 1.3%
130,000	American International Group, Inc., 4.25%, 05/15/13	118,173
	ASIF Global Financing,
250,000	3.90%, 10/22/08 (e)	240,671
300,000	4.90%, 01/17/13 (e)	284,299
200,000	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	204,538
	John Hancock Global Funding II,
100,000	3.50%, 01/30/09 (e)	95,081
100,000	7.90%, 07/02/10 (c) (e)	108,561
	MassMutual Global Funding II,
160,000	3.25%, 06/15/07 (e)	156,480
200,000	3.50%, 03/15/10 (e)	186,216
100,000	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	96,840
150,000	MGIC Investment Corp., 6.00%, 03/15/07	149,945
150,000	Monumental Global Funding II, 4.38%, 07/30/09 (e)	144,481
200,000	Monumental Global Funding III, 5.20%, 01/30/07 (e)	199,518
100,000	Nationwide Financial Services, 6.25%, 11/15/11	101,595
	New York Life Global Funding,
75,000	3.88%, 01/15/09 (e)	71,865
250,000	5.38%, 09/15/13 (e)	243,989
145,000	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	139,299
300,000	Principal Life Global Funding I, 6.25%, 02/15/12 (e)	306,075
	Protective Life Secured Trust,
200,000	4.00%, 04/01/11	185,335
85,000	4.00%, 10/07/09	81,701
		3,114,662
	Media — 0.5%
125,000	Comcast Cable Communications Holdings, Inc., 7.13%, 06/15/13	130,941
150,000	Comcast Corp., 5.50%, 03/15/11 (c)	147,318
100,000	COX Communications, Inc., 7.75%, 11/01/10 (c)	105,898
335,000	Tele-Communications-TCI Group, 9.80%, 02/01/12	386,456
120,000	Time Warner Cos., Inc., 8.18%, 08/15/07	123,112
100,000	Time Warner Cos., Inc., 9.15%, 02/01/23	118,587
150,000	Time Warner Entertainment Co. LP, 10.15%, 05/01/12	175,843
		1,188,155
	Multi-Utilities — 0.1%
	Duke Energy Corp.,
125,000	4.20%, 10/01/08 (c)	120,743
150,000	5.63%, 11/30/12 (c)	148,218
		268,961
	Oil, Gas & Consumable Fuels — 0.1%
100,000	Conoco Funding Co. (Canada), 5.45%, 10/15/06	99,919
125,000	ConocoPhillips Co., 8.75%, 05/25/10	138,146
		238,065
	Paper & Forest Products — 0.2%
	International Paper Co.,
165,000	4.00%, 04/01/10	154,377
55,000	4.25%, 01/15/09	52,857
65,000	Union Camp Corp., 6.50%, 11/15/07	65,451
100,000	Weyerhaeuser Co., 6.75%, 03/15/12	102,166
		374,851

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Management & Development — 0.1%
165,000	EOP Operating LP, 6.75%, 02/15/12	170,253
30,000	ERP Operating LP, 4.75%, 06/15/09	29,204
		199,457
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.,
150,000	7.13%, 12/15/10	157,917
60,000	6.13%, 03/15/09	60,650
		218,567
	Thrifts & Mortgage Finance — 0.4%
	Countrywide Home Loans, Inc.,
50,000	3.25%, 05/21/08 (c)	47,839
200,000	Series E, 7.20%, 10/30/06	200,960
250,000	Series L, 4.00%, 03/22/11	230,006
250,000	Washington Mutual Bank FA, 5.65%, 08/15/14	241,014
90,000	Washington Mutual, Inc., 4.20%, 01/15/10 (c)	85,607
300,000	World Savings Bank FSB, 4.50%, 06/15/09 (c)	290,734
		1,096,160
	Wireless Telecommunication Services — 0.1%
	New Cingular Wireless Services, Inc.,
50,000	7.50%, 05/01/07	50,700
150,000	7.88%, 03/01/11	161,568
		212,268
	Total Corporate Bonds (Cost $28,429,774)	28,309,567
	Mortgage Pass-Through Securities — 12.9%
	Federal Home Loan Mortgage Corp. Conventional Pools,
88,464	10.00%, 01/01/20 – 09/01/20	95,933
8,736	12.00%, 07/01/19	9,539
599,885	ARM, 4.13%, 04/01/34	582,025
368,556	ARM, 4.67%, 03/01/35	361,066
	Federal Home Loan Mortgage Corp. Gold Pools,
2,242,385	4.00%, 05/01/14 – 09/01/35	2,068,161
864,086	4.50%, 08/01/18 – 05/01/19	816,877
347,771	5.50%, 10/01/33	335,504
545,815	6.00%, 12/01/22 – 01/01/34	540,323
1,488,137	6.50%, 10/01/17 – 11/01/34	1,504,699
1,564,838	7.00%, 01/01/17 – 04/01/35	1,365,017
55,765	7.50%, 09/01/10	56,572
55,597	8.50%, 11/01/15	58,261
7,011	9.00%, 06/01/10	7,312
	Federal National Mortgage Association Pools,
409,877	3.00%, 09/01/31	338,973
781,284	3.50%, 09/01/18 – 06/01/19	702,452
6,496,036	4.00%, 09/01/13	6,019,357
3,242,809	4.50%, 07/01/18 – 02/01/35	3,036,971
657,304	5.00%, 06/01/18 – 09/01/35	617,701
3,558,136	5.50%, 04/01/33 – 01/01/34	3,432,535
2,842,290	6.00%, 05/01/09 – 09/01/33	2,822,932
1,609,595	6.50%, 03/01/19 – 10/01/35	1,625,828
36,846	7.00%, 08/01/32	37,811
525,725	8.00%, 11/01/12 – 11/01/28	552,836
255,384	8.50%, 12/01/07	274,144
146,124	9.00%, 12/01/06 – 04/01/25	157,546
19,509	10.00%, 08/01/21	21,184
676,087	ARM, 3.84%, 07/01/33	649,143
382,722	ARM, 4.20%, 10/01/34	372,647
555,680	ARM, 4.17%, 01/01/34	541,138
687,512	ARM, 4.72%, 05/01/35	677,459
1,181,610	ARM, 4.86%, 01/01/35	1,158,695
201,440	ARM, 4.92%, 04/01/34	198,742
22,108	ARM, 4.96%, 03/01/29	22,135
9,134	ARM, 5.80%, 03/01/19	9,177
	Government National Mortgage Association Pools,
22,127	6.50%, 10/15/28	22,469
43,371	7.00%, 06/15/33	45,082
20,588	7.50%, 09/15/28	21,543
160,968	8.00%, 01/15/16 – 05/15/28	170,075
6,450	8.50%, 05/20/25	6,945
1,830	9.00%, 10/15/30	1,986
	Total Mortgage Pass-Through Securities (Cost $32,316,796)	31,338,795
	U.S. Government Agency Securities — 0.9%
2,277,057	Federal Home Loan Bank System, 4.72%, 09/20/12 (Cost $2,271,829)	2,180,283
	U.S. Treasury Obligations — 14.7%
	U.S. Treasury Bonds,
150,000	7.63%, 02/15/25 (c)	190,500
1,350,000	11.75%, 11/15/14 (m)	1,623,112
	U.S. Treasury Inflation Indexed Bonds,
685,152	3.63%, 04/15/28 (c)	813,002
122,856	3.88%, 01/15/09	127,252
	U.S. Treasury Notes,
375,000	3.38%, 02/15/08 (c)	364,482

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio
    (formerly JPMorgan Investment Trust Bond Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
200,000	3.63%, 07/15/09 (c)	191,648
2,150,000	6.50%, 02/15/10 (m)	2,246,331
	U.S. Treasury Bonds Principal STRIPS,
1,000,000	11/15/09	843,354
705,000	08/15/11	545,671
900,000	11/15/12	652,313
3,600,000	02/15/13	2,576,480
4,000,000	02/15/14 (m)	2,711,540
5,750,000	05/15/14 (m)	3,842,518
3,000,000	08/15/14 (m)	1,977,708
2,600,000	11/15/14 (m)	1,690,777
825,000	02/15/15 (m)	529,643
245,000	05/15/15 (c)	155,278
360,000	08/15/15 (c)	225,249
3,085,000	11/15/15 (c)	1,900,388
4,500,000	02/15/16 (m)	2,733,863
1,215,000	05/15/16	727,941
200,000	08/15/16 (c)	118,164
2,900,000	11/15/16	1,691,239
2,750,000	02/15/17 (c)	1,583,040
4,550,000	05/15/17 (c)	2,577,175
2,900,000	11/15/17 (c)	1,598,416
800,000	05/15/18 (c)	428,546
1,750,000	02/15/19 (c)	897,866
100,000	02/15/22	43,579
500,000	02/15/23 (c)	206,609
	Total U.S. Treasury Obligations (Cost $36,865,580)	35,813,684
	Municipal Bond — 0.1%
250,000	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $250,000)	224,128
	Foreign Government Securities — 0.4%
400,000	Province of Quebec (Canada), 5.75%, 02/15/09	402,276
	Mexico Government International Bond (Mexico),
150,000	4.63%, 10/08/08 (c)	146,250
50,000	6.38%, 01/16/13	50,000
100,000	6.63%, 03/03/15 (c)	101,000
325,000	Series A, 7.50%, 04/08/33	345,313
	Total Foreign Government Securities (Cost $1,018,190)	1,044,839
	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $49,846)	47,420
	Total Long-Term Investments (Cost $241,789,848)	233,833,170
Short-Term Investment — 3.3%
	Investment Company — 3.3%
8,022,947	JPMorgan Liquid Assets Money Market Fund (b) (Cost $8,022,947)	8,022,947
Investments of Cash Collateral for Securities Loaned — 6.8%
	Certificates of Deposits — 1.2%
1,000,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	1,000,000
1,000,000	Deutsche Bank New York, FRN, 5.41%, 01/22/08	1,000,000
999,475	Societe Generale New York, FRN, 5.26%, 06/20/07	999,475
		2,999,475
	Corporate Notes — 3.3%
1,000,000	Bank of America, FRN, 5.31%, 11/07/06	1,000,000
750,000	Banque Federative Du Credit, FRN, 5.32%, 07/13/07	750,000
	Beta Finance, Inc., FRN,
100,000	5.37%, 01/15/08	100,000
1,000,226	5.38%, 03/15/07	1,000,226
1,000,000	CDC Financial Products Inc., FRN, 5.41%, 07/31/06	1,000,000
	Citigroup Global Markets Inc., FRN,
1,300,000	5.38%, 07/07/06	1,300,000
1,000,090	Links Finance LLC, FRN, 5.36%, 10/06/06	1,000,090
750,137	Macquarie Bank Ltd, FRN, 5.30%, 07/31/07	750,137
1,000,000	Unicredito Italiano Bank plc (Ireland), FRN, 5.16%, 07/31/07	1,000,000
		7,900,453
	Repurchase Agreements — 2.3%
1,129,316	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,129,815, collateralized by U.S. Government Agency Securities.	1,129,316
1,500,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,500,665, collateralized by U.S. Government Agency Securities.	1,500,000
1,500,000	Morgan Stanley, 5.33%, dated 06/30/06, due 07/03/06, repurchase price $1,500,666, collateralized by U.S. Government Agency Securities.	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — Continued
	Repurchase Agreements — Continued
1,500,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,500,665, collateralized by U.S. Government Agency Securities.	1,500,000
		5,629,314
	Total Investments of Cash Collateral for Securities Loaned (Cost $16,529,244)	16,529,244
	Total Investments — 106.3% (Cost $266,342,039)	258,385,361
	Liabilities in Excess of Other Assets — (6.3)%	(15,282,154)
	NET ASSETS — 100.0%	$243,103,207

_______________
Percentages indicated are based on net assets.

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(g)	—	Amount rounds to less than 0.1%.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ARM	—	Adjustable Rate Mortgage
CMO	—	Collateralized Mortgage Obligation
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.
GO	—	General Obligation
HB	—	High Coupon Bonds (a.k.a. ‘IOettes’) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.
IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.
IO	—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
STRIPS	—	Separate Trading of Registered Interest and Principal Securities.
SUB	—	Step-Up Bond. The rate shown is the rate in effect as of June 30, 2006.
VAR	—	Variable. The interest rate shown is the rate in effect at June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2006 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$250,362,414
Investments in affiliates, at value	8,022,947
Total investment securities, at value	258,385,361
Receivables:
Investment securities sold	35,304
Portfolio shares sold	87,755
Interest and dividends	1,338,112
Prepaid expenses and other assets	14,157
Total Assets	259,860,689

LIABILITIES:
Payables:
Due to custodian	4,862
Collateral for securities lending program	16,529,244
Portfolio shares redeemed	97,834
Accrued liabilities:
Investment advisory fees	78,808
Administration fees	20,223
Trustees’ and Officers’ Fees	307
Other	26,204
Total Liabilities	16,757,482
Net Assets	$243,103,207

NET ASSETS:
Paid in capital	$246,890,042
Accumulated undistributed (distributions in excess of) net investment income	6,903,415
Accumulated net realized gains (losses)	(2,733,572)
Net unrealized appreciation (depreciation)	(7,956,678)
Total Net Assets	$243,103,207

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	22,573,498
Net asset value, offering and redemption price per share	$10.77

Cost of investments	$266,342,039
Market value of securities on loan	$16,194,052

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF OPERATIONS
For the Six Months Ended JUNE 30, 2006 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income	$7,364,589
Dividend income from affiliates (a)	632,277
Income from securities lending (net)	18,232
Total investment income	8,015,098

EXPENSES:
Investment advisory fees	838,485
Administrative fees	205,723
Custodian and accounting fees	2,861
Professional fees	35,146
Trustees’ and Officers’ fees	2,269
Transfer agent fees	3,079
Printing and mailing costs	61,945
Interest expense	6,069
Other	15,727
Total expenses	1,171,304
Less amounts waived	(96,500)
Less earnings credits	(301)
Net expenses	1,074,503
Net investment income (loss)	6,940,595

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments	(1,577,890)
Change in net unrealized appreciation (depreciation) of investments	(7,916,443)
Net realized/unrealized gains (losses)	(9,494,333)
Change in net assets resulting from operations	$(2,553,738)

(a)	Includes reimbursements of investment advisory and administration fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,940,595	$12,719,927
Net realized gain (loss)	(1,577,890)	(496,662)
Change in net unrealized appreciation (depreciation)	(7,916,443)	(5,583,304)
Change in net assets resulting from operations	(2,553,738)	6,639,961

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,776,052)	(9,957,150)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	46,476,139	119,235,411
Dividends reinvested	12,776,052	9,957,150
Cost of shares redeemed	(128,158,227)	(33,497,005)
Change in net assets from capital transactions	(68,906,036)	95,695,556

NET ASSETS:
Change in net assets	(84,235,826)	92,378,367
Beginning of period	327,339,033	234,960,666
End of period	$243,103,207	$327,339,033
Accumulated undistributed (distributions in excess of) net investment income	$6,903,415	$12,738,872

SHARE TRANSACTIONS:
Issued	4,212,842	10,620,278
Reinvested	1,187,366	910,993
Redeemed	(11,907,330)	(2,978,384)
Change in shares	(6,507,122)	8,552,887

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Core Bond Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$11.26	$0.28	$(0.35)	$(0.07)	$(0.42)	$—	$(0.42)
Year Ended December 31, 2005	11.45	0.40	(0.14)	0.26	(0.45)	—	(0.45)
Year Ended December 31, 2004	11.58	0.46	0.01	0.47	(0.60)	—	(0.60)
Year Ended December 31, 2003	11.83	0.59	(0.15)	0.44	(0.69)	—	(0.69)
Year Ended December 31, 2002	10.80	0.70	0.37	1.07	— (d)	(0.04)	(0.04)
Year Ended December 31, 2001	10.57	0.69	0.23	0.92	(0.69)	—	(0.69)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.77	(0.66)%	$243,103	0.70%	4.51%	0.76%	11%
11.26	2.39	327,339	0.74	4.54	0.79	17
11.45	4.13	234,961	0.75	4.79	0.79	15
11.58	3.87	189,747	0.75	5.50	0.81	21
11.83	9.99	167,767	0.75	6.38	0.81	26
10.80	8.85	138,259	0.75	6.57	0.79	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Core Bond Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Bond Portfolio to JPMorgan Insurance Trust Core Bond Portfolio and designated the existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments other than certain high yield securities maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of non-U.S. Securities, respectively.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$5,905	$16,529,244	$16,194,052

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee of 0.40%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.60%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund.

The Advisor waived and/or reimbursed from the money market funds for the six months ended June 30, 2006 was $37,634.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived and/or reimbursed Administration fees as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% (0.73% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Portfolio’s Advisor contractually waived investment advisory fees for the Portfolio in the amount of $96,500. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$8,451,649	$40,820,264	$21,024,949	$39,803,998

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$266,342,039	$1,496,314	$(9,452,992)	$(7,956,678)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   25

TRUSTEES
 (Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   27

OFFICERS
 (Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

28   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
Core Bond Portfolio
Actual	$1,000.00	$993.40	$3.46	0.70%
Hypothetical	1,000.00	1,021.32	3.51	0.70

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITCBP-606

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Equity Portfolio
    (formerly JPMorgan Investment Trust Diversified Equity Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Diversified Equity Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	20

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Equity Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step back wards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21%, and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2006	$144,673,185
Primary Benchmark	S&P SuperComposite 1500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Equity Portfolio, which seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income, returned 1.89% for the six months ended June 30, 2006.* This is compared with a return of 2.71% for the S&P 500 Index and 3.05% for the S&P 1500 SuperComposite Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The majority of the Portfolio’s underperformance was driven by stock selection in the cyclical and pharmaceutical and medical technology sectors. At the securities level, eBay, Inc. was among the largest detractors in the period. The markets punished eBay’s share price after the company did not exceed earnings expectations and reported a 3% decrease in year-over-year profits. Investors also continued to question the earnings capabilities of recently acquired Skype, a global Internet communications company, and the increasingly competitive landscapes in Internet auctions and payment services. Despite a rough period, we continue to maintain our overweight in eBay and believe that its subsidiary, Paypal, has solidly integrated processes, a lower fee structure and dominant market share to give it a significant first-mover’s advantage. Furthermore, eBay core auction business continued to show strength, with second-quarter revenue expectations exceeding our forecasts based on strong worldwide listings growth.

On the positive side, stock selection in the semiconductor and insurance sectors contributed to performance. An overweight position in Kohl’s Corporation, the retail department store, was a top contributor. Despite lower-than-expected same-store sales in May, share price was buoyed by impressive growth in net income and gross margins. We believe that many of the tactical changes implemented by management helped Kohl’s run its stores more efficiently. New brand and marketing initiatives provided a strong boost to the number of transactions, particularly in the home and men’s apparel categories, allowing stores to keep inventory levels down and consistently adapt to current consumer tastes.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio utilizes active stock selection with a systematic valuation process and currently invests in a diversified portfolio of U.S. large-cap equities. To help ensure stock selection is the principal source of the potential excess return in the Portfolio, we allow only modest deviations in sector weightings relative to the S&P 500 Index, normally within ±3%. We also stay fully invested at all times, with frictional cash limited to no more than 5% of Portfolio value.

Overall, the Portfolio has a higher growth rate than the index and a lower 12-month forward price/earnings (P/E) ratio. We have begun to reduce the number of names in the Portfolio to concentrate our bets in high conviction names. We continue to seek investment opportunities in companies that are attractive based on valuation and strong fundamentals.

PORTFOLIO COMPOSITION**

Financials	21.3%
Information Technology	14.1
Health Care	12.1
Consumer Discretionary	11.7
Industrials	10.9
Energy	9.8
Consumer Staples	8.5
Utilities	3.5
Telecommunication Services	3.1
Materials	3.0
Investments of Cash Collateral for Securities Loaned	3.6
Short-Term Investment	2.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	4.3%
2.	Citigroup, Inc.	3.4
3.	Exxon Mobil Corp.	2.4
4.	Bank of America Corp.	2.3
5.	Altria Group, Inc.	2.3
6.	Microsoft Corp.	2.1
7.	Coca-Cola Co. (The)	1.9
8.	Procter & Gamble Co.	1.9
9.	Wells Fargo & Co.	1.7
10.	Wyeth	1.7

*	The advisor seeks to achieve the stated objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
DIVERSIFIED EQUITY PORTFOLIO	3/30/95	6.35%	0.45%	4.63%

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Diversified Equity Portfolio and the S&P SuperComposite 1500 Index. The performance of the Portfolio assumes reinvestment of all dividends and does not include a sales charge. The performance of the index does not include fees and expenses attributed to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SuperComposite 1500 Index is an index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 2.2%
23,900	Honeywell International, Inc.	963,170
35,370	United Technologies Corp.	2,243,165
		3,206,335
	Auto Components — 0.8%
14,100	Johnson Controls, Inc.	1,159,302
	Beverages — 1.9%
62,340	Coca-Cola Co. (The)	2,681,867
	Biotechnology — 1.2%
21,912	Amgen, Inc. (a)	1,429,320
12,500	MedImmune, Inc. (a)	338,750
		1,768,070
	Capital Markets — 2.8%
21,565	Lazard Ltd., Class A (Bermuda)	871,226
31,832	Morgan Stanley	2,012,101
20,200	State Street Corp.	1,173,418
		4,056,745
	Chemicals — 1.5%
27,700	Dow Chemical Co. (The)	1,081,131
18,760	Praxair, Inc.	1,013,040
		2,094,171
	Commercial Banks — 4.3%
14,530	Compass Bancshares, Inc.	807,868
27,700	Marshall & Ilsley Corp.	1,266,998
52,620	U.S. Bancorp	1,624,905
37,558	Wells Fargo & Co.	2,519,391
		6,219,162
	Communications Equipment — 3.8%
84,700	Cisco Systems, Inc. (a)	1,654,191
42,300	Corning, Inc. (a)	1,023,237
21,700	Nokia OYJ (Finland) ADR	439,642
48,600	QUALCOMM, Inc.	1,947,402
30,000	Tellabs, Inc. (a)	399,300
		5,463,772
	Computers & Peripherals — 3.4%
17,410	Apple Computer, Inc. (a)	994,459
50,170	Hewlett-Packard Co.	1,589,385
20,652	International Business Machines Corp.	1,586,487
165,800	Sun Microsystems, Inc. (a)	688,070
		4,858,401
	Consumer Finance — 1.2%
31,600	American Express Co.	1,681,752
	Diversified Financial Services — 6.6%
68,637	Bank of America Corp.	3,301,440
24,320	CIT Group, Inc.	1,271,693
102,134	Citigroup, Inc.	4,926,944
		9,500,077
	Diversified Telecommunication Services — 2.4%
49,738	AT&T, Inc.	1,387,193
2,706	Embarq Corp. (a)	110,919
56,992	Verizon Communications, Inc.	1,908,662
		3,406,774
	Electric Utilities — 2.4%
45,800	Edison International	1,786,200
79,600	Northeast Utilities (c)	1,645,332
		3,431,532
	Energy Equipment & Services — 2.1%
15,800	Halliburton Co.	1,172,518
29,100	Schlumberger Ltd.	1,894,701
		3,067,219
	Food & Staples Retailing — 1.6%
16,500	CVS Corp.	506,550
33,700	Safeway, Inc.	876,200
28,970	Sysco Corp.	885,323
		2,268,073
	Food Products — 0.8%
24,800	Kellogg Co.	1,201,064
	Health Care Equipment & Supplies — 1.6%
36,900	Baxter International, Inc.	1,356,444
21,800	Medtronic, Inc.	1,022,856
		2,379,300
	Health Care Providers & Services — 2.8%
16,420	Aetna, Inc.	655,651
16,950	McKesson Corp.	801,396
17,240	Medco Health Solutions, Inc. (a)	987,507
6,900	UnitedHealth Group, Inc.	308,982
17,720	WellPoint, Inc. (a)	1,289,484
		4,043,020
	Hotels, Restaurants & Leisure — 1.2%
12,420	Carnival Corp.	518,411
7,500	International Game Technology	284,550
15,300	Starwood Hotels & Resorts Worldwide, Inc.	923,202
		1,726,163
	Household Durables — 0.6%
3,340	Mohawk Industries, Inc. (a)	234,969

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
26,000	Toll Brothers, Inc. (a)	664,820
		899,789
	Household Products — 1.9%
49,507	Procter & Gamble Co.	2,752,589
	Industrial Conglomerates — 4.3%
186,775	General Electric Co.	6,156,104
	Insurance — 4.8%
27,730	AMBAC Financial Group, Inc.	2,248,903
56,500	Genworth Financial, Inc.	1,968,460
19,270	Hartford Financial Services Group, Inc.	1,630,242
22,620	RenaissanceRe Holdings Ltd. (Bermuda)	1,096,165
		6,943,770
	Internet Software & Services — 1.4%
33,920	eBay, Inc. (a)	993,517
1,900	Google, Inc., Class A (a)	796,727
6,800	Yahoo!, Inc. (a)	224,400
		2,014,644
	IT Services — 0.5%
10,250	Infosys Technologies Ltd. ADR (India) (c)	783,203
	Machinery — 2.7%
22,200	Danaher Corp.	1,427,904
11,200	Deere & Co.	935,088
19,500	Eaton Corp.	1,470,300
		3,833,292
	Media — 4.0%
34,680	CBS Corp., Class B	938,094
11,000	Comcast Corp., Class A (a)	360,140
20,070	E.W. Scripps Co., Class A	865,820
17,010	Gannett Co., Inc.	951,369
78,560	News Corp., Class A	1,506,781
33,980	Viacom, Inc., Class B (a)	1,217,843
		5,840,047
	Metals & Mining — 1.5%
11,600	Alcan, Inc. (Canada)	544,504
23,400	United States Steel Corp.	1,640,808
		2,185,312
	Multiline Retail — 2.8%
16,700	J.C. Penney Co., Inc.	1,127,417
30,280	Kohl’s Corp. (a)	1,790,154
22,277	Target Corp.	1,088,677
		4,006,248
	Multi Utilities — 1.1%
88,400	Xcel Energy, Inc. (c)	1,695,512
	Oil, Gas & Consumable Fuels — 7.7%
35,770	Chevron Corp.	2,219,886
29,650	ConocoPhillips	1,942,965
19,700	Devon Energy Corp.	1,190,077
55,809	Exxon Mobil Corp.	3,423,882
9,560	Occidental Petroleum Corp.	980,378
20,900	Valero Energy Corp.	1,390,268
		11,147,456
	Pharmaceuticals — 6.5%
46,900	Abbott Laboratories	2,045,309
52,700	Merck & Co., Inc.	1,919,861
43,379	Pfizer, Inc.	1,018,105
70,300	Schering-Plough Corp.	1,337,809
12,360	Sepracor, Inc. (a) (c)	706,250
54,950	Wyeth	2,440,330
		9,467,664
	Real Estate Investment Trusts (REITs) — 0.9%
30,800	Apartment Investment & Management Co. REIT	1,338,260
	Road & Rail — 1.7%
13,750	CSX Corp.	968,550
29,200	Norfolk Southern Corp.	1,554,024
		2,522,574
	Semiconductors & Semiconductor Equipment — 1.8%
32,130	Altera Corp. (a)	563,881
18,500	Broadcom Corp., Class A (a)	555,925
27,600	Linear Technology Corp.	924,324
13,600	Marvell Technology Group Ltd. (Bermuda) (a)	602,888
		2,647,018
	Software — 3.2%
129,005	Microsoft Corp.	3,005,816
89,040	Oracle Corp. (a)	1,290,190
12,500	Salesforce.com, Inc. (a) (c)	333,250
		4,629,256
	Specialty Retail — 1.5%
7,500	Abercrombie & Fitch Co.	415,725
2,200	J. Crew Group, Inc. (a)	60,390
48,320	Staples, Inc.	1,175,142
23,800	TJX Cos., Inc.	544,068
		2,195,325
	Textiles, Apparel & Luxury Goods — 0.8%
36,980	Coach, Inc. (a)	1,105,702

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 0.7%
18,291	Freddie Mac	1,042,770
	Tobacco — 2.3%
44,858	Altria Group, Inc.	3,293,923
	Wireless Telecommunication Services — 0.7%
53,938	Sprint Nextel Corp.	1,078,221
	Total Common Stocks (Cost $136,091,250)	141,791,478
Short-Term Investments — 2.1%
	Investment Company — 2.1%
3,006,184	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $3,006,184)	3,006,184
Investments for Cash Collateral for Securities Loaned — 3.6%
	Certificates of Deposit — 1.5%
135,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	135,000
700,000	Deutsche Bank New York, FRN, 5.41%, 01/22/08	700,000
1,249,343	Societe Generale New York, FRN, 5.26%, 06/20/07	1,249,343
		2,084,343
	Corporate Note — 0.1%
200,018	Links Finance LLC, FRN, 5.36%, 10/06/06	200,018
	Repurchase Agreements — 2.0%
1,013,829	Banc of America Securities LLC, 5.32%, dated 06/30/06 due 07/03/06, repurchase price $1,014,278, collateralized by U.S. Government Agency Mortgages	1,013,829
950,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06 due 07/03/06, repurchase price $950,421, collateralized by U.S. Government Agency Mortgages	950,000
950,000	Morgan Stanley, 5.33%, dated 06/30/06 due 07/03/06, repurchase price $950,422, collateralized by U.S. Government Agency Mortgages	950,000
		2,913,829
	Total Investments for Cash Collateral for Securities Loaned (Cost $5,198,190)	5,198,190
	Total Investments — 103.7% (Cost $144,295,624)	149,995,852
	Liabilities in Excess of Other Assets — (3.7)%	(5,322,667)
	NET ASSETS — 100.0%	$144,673,185

________________
Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR	—	American Depository Receipt
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Diversified Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$146,989,668
Investments in affiliates, at value	3,006,184
Total investment securities, at value	149,995,852
Cash	4,750
Receivables:
Investment securities sold	1,565,185
Portfolio shares sold	11,877
Interest and dividends	239,754
Prepaid expenses and other assets	5,600
Total Assets	151,823,018

LIABILITIES:
Payables:
Investment securities purchased	1,792,548
Collateral for securities lending program	5,198,190
Portfolio shares redeemed	73,561
Accrued liabilities:
Investment advisory fees	64,774
Administration fees	10,098
Trustees’ and Officers’ fees	170
Other	10,492
Total Liabilities	7,149,833
Net Assets	$144,673,185

NET ASSETS:
Paid in capital	143,326,916
Accumulated undistributed (distributions in excess of) net investment income	759,626
Accumulated net realized gains (losses)	(5,113,585)
Net unrealized appreciation (depreciation)	5,700,228
Total Net Assets	$144,673,185

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	9,367,603
Net asset value, offering and redemption price per share	$15.44

Cost of investments	$144,295,624
Market value of securities on loan	$5,163,547

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Diversified Equity Portfolio
INVESTMENT INCOME:
Dividend income	$1,387,309
Dividend income from affiliates (a)	29,460
Income from securities lending (net)	10,736
Foreign taxes withheld	(1,247)
Total investment income	1,426,258

EXPENSES:
Investment advisory fees	503,002
Administration fees	97,413
Custodian and accounting fees	12,632
Professional fees	26,161
Trustees’ and Officers’ fees	1,103
Transfer agent fees	1,187
Printing and mailing costs	32,294
Other	9,048
Total expenses	682,840
Less amounts waived	(20,207)
Less earnings credits	(34)
Net expenses	662,599
Net investment income (loss)	763,659

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	5,885,131
Change in net unrealized appreciation (depreciation) of investments	(3,659,030)
Net realized/unrealized gains (losses)	2,226,101
Change in net assets resulting from operations	$2,989,760

(a)	Includes reimbursements of investment advisory and administration fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Equity Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$763,659	$1,258,430
Net realized gain (loss)	5,885,131	1,289,618
Change in net unrealized appreciation (depreciation)	(3,659,030)	528,086
Change in net assets resulting from operations	2,989,760	3,076,134

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,258,754)	(1,655,906)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,566,641	10,861,692
Dividends reinvested	1,258,754	1,655,906
Cost of shares redeemed	(13,015,971)	(40,927,944)
Change in net assets from capital transactions	(8,190,576)	(28,410,346)

NET ASSETS:
Change in net assets	(6,459,570)	(26,990,118)
Beginning of period	151,132,755	178,122,873
End of period	$144,673,185	$151,132,755
Accumulated undistributed (distributions in excess of) net investment income	$759,626	$1,254,721

SHARE TRANSACTIONS:
Issued	227,712	737,627
Reinvested	79,719	114,516
Redeemed	(832,683)	(2,773,115)
Change in shares	(525,252)	(1,920,972)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Diversified Equity Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$15.28	$0.09	$0.20	$0.29	$(0.13)	$(0.13)
Year Ended December 31, 2005	15.08	0.13	0.21	0.34	(0.14)	(0.14)
Year Ended December 31, 2004	14.19	0.14	0.85	0.99	(0.10)	(0.10)
Year Ended December 31, 2003	11.35	0.10	2.82	2.92	(0.08)	(0.08)
Year Ended December 31, 2002	14.89	0.08	(3.62)	(3.54)	—	—
Year Ended December 31, 2001	16.74	0.07	(1.85)	(1.78)	(0.07)	(0.07)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.44	1.89%	$144,673	0.89%	1.03%	0.92%	57%
15.28	2.33	151,133	0.94	0.78	0.95	74
15.08	7.05	178,123	0.91	1.01	0.92	84
14.19	25.93	161,287	0.91	0.85	0.93	32
11.35	(23.77)	116,329	0.92	0.68	0.93	18
14.89	(10.61)	130,009	0.92	0.49	0.93	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Diversified Equity Portfolio is a separate Portfolio of the Trust (the “Portfolio”), and designated the existing shares as Class 1 shares.

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Diversified Equity Portfolio to JPMorgan Insurance Trust Diversified Equity Portfolio and designated existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month; and

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

(ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$2,718	$5,198,190	$5,163,547

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code“), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.74%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

The Administrator waived and/or reimbursed Administration fees as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the ”Sub-administrator“). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% (0.95% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Portfolio’s Advisor contractually waived investment advisory fees for the Portfolio in the amount of $20,207. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not have any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$83,797,681	$93,810,125

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$144,295,624	$10,356,075	$(4,655,847)	$5,700,228

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

As approved by the Portfolio’s Board of Trustees, a special meeting of shareholders of the JPMorgan Insurance Trust Diversified Equity Portfolio (the “meeting”) is scheduled to be held on September 22, 2006. Shareholders of record of the Portfolio at the close of business on June 30, 2006 are entitled to vote at the meeting.

At the meeting, shareholders of the Portfolio will be asked to approve the replacement of the Portfolio’s current fundamental investment objective with a new nonfundamental investment objective that can be changed in the future without shareholder approval. If approved by Portfolio shareholders, the Portfolio’s new investment objective would be to seek high total return from a portfolio of selected equity securities. If the new objective is approved, the Portfolio will also modify its investment strategy and process, change its benchmark index and change its portfolio management team.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
Diversified Equity Portfolio
Actual	$1,000.00	$1,018.90	$4.46	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITDEP-606

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Growth Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	20

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21% and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Growth Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2006	$176,336,738
Primary Benchmark	Russell Midcap Growth Index

Q.  HOW DID THE PORTFOLIO PERFORM?

A.	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks to provide growth of capital and, secondarily, current income by investing primarily in equity securities, returned 4.53% over the six months ended June 30, 2006, compared to the 2.56% return for the Russell Midcap Growth Index over the same period.*

Q.  WHY DID THE PORTFOLIO PERFORM THIS WAY?

A.	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the information technology, consumer discretionary and financial sectors. Stock selection in the healthcare and industrial sectors as well as an underweight in materials detracted from performance.

Alliance Data Systems Corp., a credit and marketing services provider, was among the top contributors for the period. The company notched several wins, including agreements to provide co-branded credit cards with specialty retailers New York & Company and Goody’s. In addition, the company reported first-quarter profits significantly ahead of expectations due to strong performance from its transaction services business. All elements of the company were strong, including organic growth of over 20% in its Canadian Air Miles Reward Program. Also contributing to performance was Amphenol Corp., a maker of electrical connectors used in aerospace applications, computers and networking equipment, to name a few. The company experienced strong results in all of its business segments, especially wireless handsets and broadband communication networks. In addition, recently acquired Amphenol TCS, a supplier of high-speed, high-density, printed circuit board interconnect products, showed strong progress and a much higher level of earnings accretion than originally anticipated.

On the negative side, Jabil Circuit Inc., a global leader in the electronic manufacturing services (EMS) industry, was among the top detractors for the period. The company announced that its fiscal third-quarter earnings would fall shy of expectations. Investors feared that the earnings shortfall, driven by operational issues, would continue into the next quarter and likely beyond. PDL BioPharma Inc., a biotechnology company, was another significant detractor. The company reported first-quarter earnings for 2006 that were significantly lower than anticipated. The company lowered 2006 revenue expectations and raised research and development (R&D) expense guidance.

Q.	HOW WAS THE PORTFOLIO MANAGED?

A.	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

PORTFOLIO COMPOSITION**

Information Technology	24.4%
Industrials	19.5
Health Care	15.8
Consumer Discretionary	15.7
Financials	10.8
Energy	8.8
Telecommunication Services	2.5
Materials	1.3
Short-Term Investments	1.5
Investments of Cash Collateral for Securities on Loan	11.4

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	West Corp.	3.0%
2.	Amphenol Corp., Class A	2.8
3.	Alliance Data Systems Corp.	2.6
4.	DaVita, Inc.	2.0
5.	NII Holdings, Inc.	1.7
6.	Lazard Ltd., Class A (Bermuda)	1.6
7.	Omnicare, Inc.	1.5
8.	Scientific Games Corp., Class A	1.4
9.	BEA Systems, Inc.	1.4
10.	Celgene Corp.	1.4

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
DIVERSIFIED MID CAP GROWTH PORTFOLIO	8/1/94	12.55%	4.92%	11.68%

TEN-YEAR PERFORMANCE

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Mid Cap Growth Portfolio and the Russell Midcap Growth Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Growth Index measures the performance of mid cap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Growth Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — 98.8%
	Common Stocks — 98.8%
	Aerospace & Defense — 1.9%
21,350	Precision Castparts Corp.	1,275,876
37,650	Rockwell Collins, Inc.	2,103,506
		3,379,382
	Air Freight & Logistics — 1.0%
34,600	C.H. Robinson Worldwide, Inc.	1,844,180
	Airlines — 0.9%
60,550	Skywest, Inc.	1,501,640
	Biotechnology — 1.9%
51,250	Celgene Corp. (a)	2,430,788
27,400	Vertex Pharmaceuticals, Inc. (a)	1,005,854
		3,436,642
	Capital Markets — 6.0%
15,450	Affiliated Managers Group, Inc. (a) (c)	1,342,450
98,300	E*Trade Financial Corp. (a)	2,243,206
27,550	Investment Technology Group, Inc. (a)	1,401,193
70,337	Lazard Ltd., Class A (Bermuda)	2,841,615
15,250	Legg Mason, Inc.	1,517,680
34,600	T. Rowe Price Group, Inc.	1,308,226
		10,654,370
	Chemicals — 1.3%
96,750	Rockwood Holdings, Inc. (a)	2,226,218
	Commercial Banks — 0.8%
18,000	Zions Bancorp	1,402,920
	Commercial Services & Supplies — 7.0%
35,100	Brady Corp., Class A	1,293,084
12,800	Corporate Executive Board Co.	1,282,560
17,500	Corrections Corp. of America (a)	926,450
107,800	Steelcase, Inc.	1,773,310
27,400	Stericycle, Inc. (a) (c)	1,783,740
110,726	West Corp. (a)	5,304,883
		12,364,027
	Communications Equipment — 1.2%
35,700	Adtran, Inc. (c)	800,751
32,000	Harris Corp.	1,328,320
		2,129,071
	Computers & Peripherals — 4.0%
55,600	NCR Corp. (a)	2,037,184
52,000	Network Appliance, Inc. (a)	1,835,600
80,200	Seagate Technology (Cayman Islands) (a)	1,815,728
318,500	Sun Microsystems, Inc. (a)	1,321,775
		7,010,287
	Consumer Finance — 1.2%
73,850	AmeriCredit Corp. (a) (c)	2,061,892
	Diversified Consumer Services — 1.5%
20,300	ITT Educational Services, Inc. (a)	1,335,943
30,200	Weight Watchers International, Inc.	1,234,878
		2,570,821
	Diversified Financial Services — 0.7%
18,900	NYSE Group, Inc.(a) (c)	1,294,272
	Electrical Equipment — 2.1%
54,700	General Cable Corp. (a)	1,914,500
38,350	Roper Industries, Inc.	1,792,862
		3,707,362
	Electronic Equipment & Instruments — 3.7%
89,350	Amphenol Corp., Class A	5,000,026
63,050	Jabil Circuit, Inc.	1,614,080
		6,614,106
	Energy Equipment & Services — 5.5%
33,950	BJ Services Co.	1,264,977
40,500	ENSCO International, Inc.	1,863,810
25,100	FMC Technologies, Inc. (a)	1,693,246
27,200	Grant Prideco, Inc. (a)	1,217,200
25,100	National Oilwell Varco, Inc. (a)	1,589,332
13,300	Noble Corp.	989,786
22,000	Tidewater, Inc.	1,082,400
		9,700,751
	Health Care Equipment & Supplies — 1.9%
29,400	Advanced Medical Optics, Inc. (a) (c)	1,490,580
6,500	Hologic, Inc. (a) (c)	320,840
35,300	Mentor Corp. (c)	1,535,550
		3,346,970
	Health Care Providers & Services — 6.8%
35,050	Aetna, Inc.	1,399,547
29,961	Caremark Rx, Inc.	1,494,155
31,782	Coventry Health Care, Inc. (a)	1,746,103
70,400	DaVita, Inc. (a)	3,498,880
22,000	Medco Health Solutions, Inc. (a)	1,260,160
54,500	Omnicare, Inc.	2,584,390
		11,983,235
	Health Care Technology — 1.2%
22,700	Cerner Corp. (a)	842,397
49,300	Per-Se Technologies, Inc. (a) (c)	1,241,374
		2,083,771

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 5.3%
34,000	Four Seasons Hotels, Inc. (Canada) (c)	2,088,960
26,450	Panera Bread Co., Class A (a)	1,778,498
36,050	Royal Caribbean Cruises Ltd. (c)	1,378,912
71,600	Scientific Games Corp., Class A (a)	2,550,392
20,750	Wynn Resorts Ltd. (a) (c)	1,520,975
		9,317,737
	Insurance — 2.1%
18,800	Everest Re Group Ltd. (Bermuda)	1,627,516
45,100	Hanover Insurance Group, Inc. (The)	2,140,446
		3,767,962
	IT Services — 4.2%
77,550	Alliance Data Systems Corp. (a)	4,561,491
28,300	CheckFree Corp. (a)	1,402,548
29,300	MasterCard, Inc., Class A (a) (c)	1,406,400
		7,370,439
	Leisure Equipment & Products — 0.8%
32,500	Pool Corp. (c)	1,417,975
	Life Sciences Tools & Services — 1.1%
31,600	Covance, Inc. (a)	1,934,552
	Machinery — 2.8%
34,400	ITT Industries, Inc.	1,702,800
30,850	Oshkosh Truck Corp.	1,465,992
21,700	Parker-Hannifin Corp.	1,683,920
		4,852,712
	Marine — 0.8%
22,800	American Commercial Lines, Inc. (a)	1,373,700
	Oil, Gas & Consumable Fuels — 3.3%
46,300	Consol Energy, Inc.	2,163,136
28,850	Newfield Exploration Co. (a)	1,411,919
33,950	Southwestern Energy Co. (a)	1,057,882
68,300	Talisman Energy, Inc. (Canada)	1,193,884
		5,826,821
	Pharmaceuticals — 2.9%
45,850	Adams Respiratory Therapeutics, Inc. (a) (c)	2,045,827
12,200	Allergan, Inc.	1,308,572
40,150	Shire Pharmaceuticals Group plc ADR (United Kingdom)	1,775,834
		5,130,233
	Road & Rail — 2.5%
23,700	Con-way, Inc.	1,372,941
62,750	J.B.Hunt Transport Services, Inc.	1,563,102
29,100	Norfolk Southern Corp.	1,548,702
		4,484,745
	Semiconductors & Semiconductor Equipment — 5.7%
25,300	Advanced Micro Devices, Inc. (a)	617,826
35,200	Broadcom Corp., Class A (a)	1,057,760
114,150	Integrated Device Technology, Inc. (a)	1,618,647
34,050	KLA-Tencor Corp.	1,415,459
37,000	Linear Technology Corp.	1,239,130
21,900	Marvell Technology Group Ltd. (Bermuda) (a)	970,827
54,015	Microchip Technology, Inc.	1,812,203
58,100	Nvidia Corp. (a)	1,236,949
		9,968,801
	Software — 5.6%
42,750	Adobe Systems, Inc. (a)	1,297,890
48,250	Amdocs Ltd. (United Kingdom) (a)	1,765,950
193,600	BEA Systems, Inc. (a)	2,534,224
44,800	Citrix Systems, Inc. (a)	1,798,272
73,000	McAfee, Inc. (a) (c)	1,771,710
33,200	Red Hat, Inc. (a)	776,880
		9,944,926
	Specialty Retail — 6.6%
40,450	AnnTaylor Stores Corp. (a)	1,754,721
68,000	Circuit City Stores, Inc.	1,850,960
37,200	Dick’s Sporting Goods, Inc. (a)	1,473,120
46,400	GameStop Corp., Class A (a) (c)	1,948,800
65,100	Petsmart, Inc.	1,666,560
71,400	TJX Cos., Inc.	1,632,204
23,900	Tractor Supply Co. (a)	1,320,953
		11,647,318
	Textiles, Apparel & Luxury Goods — 1.5%
43,100	Coach, Inc. (a)	1,288,690
23,750	Polo Ralph Lauren Corp.	1,303,875
		2,592,565
	Trading Companies & Distributors — 0.5%
22,700	GATX Corp.	964,750
	Wireless Telecommunication Services — 2.5%
52,350	NII Holdings, Inc. (a)	2,951,493
35,300	Rogers Communications, Inc. (Canada), Class B	1,426,120
		4,377,613
	Total Common Stocks (Cost $155,093,910)	174,284,766

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Growth Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
2,651,843	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $2,651,843)	2,651,843

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 11.4%
	Certificates of Deposit — 1.5%
1,400,000	Deutsche Bank New York,
	FRN, 5.41%, 01/22/08	1,400,000
1,299,317	Societe Generale, New York,
	FRN, 5.26%, 06/20/07	1,299,317
		2,699,317
	Corporate Notes — 5.6%
1,500,000	American Express Credit Corp.,
	FRN, 5.21%, 01/15/08	1,500,000
750,000	Banque Federative Du Credit,
	FRN, 5.30%, 07/13/07	750,000
1,500,339	Beta Finance, Inc.,
	FRN, 5.38%, 03/15/07	1,500,339
1,600,000	CDC Financial Products Inc.,
	FRN, 5.41%, 07/31/06	1,600,000
1,200,000	Citigroup Global Markets, Inc.
	FRN, 5.38%, 07/07/06	1,200,000
262,487	Citigroup Global Markets Holding Inc.,
	FRN, 5.41%, 12/12/06	262,487
1,000,090	Links Finance LLC,
	FRN, 5.36%, 10/06/06	1,000,090
486,577	MBIA Global Funding LLC,
	FRN, 5.42%, 01/26/07	486,577
1,500,000	Unicredito Italiano Bank plc,
	FRN, 5.16%, 07/31/07	1,500,000
		9,799,493
	Repurchase Agreements — 4.3%
3,747,238	Bank of America Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $3,748,899, collateralized by U.S. Government Agency Mortgages.	3,747,238
1,250,000	Lehman Brothers, Inc., 5.32%, dated 6/30/06, due 07/03/06, repurchase price $1,250,554, collateralized by U.S. Government Agency Mortgages.	1,250,000
1,250,000	Morgan Stanley, 5.33%, dated 6/30/06, due 07/03/06, repurchase price $1,250,555, collateralized by U.S. Government Agency Mortgages.	1,250,000
1,250,000	UBS Securities LLC, 5.32%, dated 6/30/06, due 07/03/06, repurchase price $1,250,554, collateralized by U.S. Government Agency Mortgages.	1,250,000
		7,497,238
	Total Investments of Cash Collateral for Securities on Loan (Cost $19,996,048)	19,996,048
	Total Investments — 111.7% (Cost $177,741,801)	196,932,657
	Liabilities in Excess of Other Assets — (11.7)%	(20,595,919)
	NET ASSETS — 100.0%	$176,336,738

____________
Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR	—	American Depositary Receipt
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$194,280,814
Investments in affiliates, at value	2,651,843
Total investment securities, at value	196,932,657
Cash	9,559
Receivables:
Investment securities sold	1,079,783
Portfolio shares sold	15,193
Interest and dividends	49,571
Prepaid expenses and other assets	53,195
Total Assets	198,139,958

LIABILITIES:
Payables:
Investment securities purchased	1,570,569
Collateral for securities lending program	19,996,048
Portfolio shares redeemed	97,511
Accrued liabilities:
Investment advisory fees	92,895
Administration fees	14,590
Custodian and accounting fees	6,121
Trustees’ and Officers’ fees	78
Other	25,408
Total Liabilities	21,803,220
Net Assets	$176,336,738

NET ASSETS:
Paid in capital	$143,509,301
Accumulated undistributed (distributions in excess of) net investment income	169,404
Accumulated net realized gains (losses)	13,467,177
Net unrealized appreciation (depreciation)	19,190,856
Total Net Assets	$176,336,738

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	8,837,160
Net asset value, offering and redemption price per share	$19.95

Cost of investments	$177,741,801
Market value of securities on loan	$19,764,002

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income	$875,740
Dividend income from affiliates (a)	70,248
Income from securities lending (net)	82,427
Foreign taxes withheld	(1,000)
Total investment income	1,027,415

EXPENSES:
Investment advisory fees	607,153
Administration fees	122,871
Custodian and accounting fees	12,475
Professional fees	27,070
Trustees’ and Officers’ fees	1,479
Transfer agent fees	31,291
Printing and mailing costs	38,781
Other	10,110
Total expenses	851,230
Less earnings credits	(316)
Net expenses	850,914
Net investment income (loss)	176,501

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	13,845,734
Change in net unrealized appreciation (depreciation) of investments	(5,269,323)
Net realized/unrealized gains (losses)	8,576,411
Change in net assets resulting from operations	$8,752,912

(a)	Includes reimbursements of investment advisory and administration fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$176,501	$(677,416)
Net realized gain (loss)	13,845,734	34,053,459
Change in net unrealized appreciation (depreciation)	(5,269,323)	(13,975,622)
Change in net assets resulting from operations	8,752,912	19,400,421

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(5,397,317)	—

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,411,865	13,158,822
Dividends reinvested	5,397,317	—
Cost of shares redeemed	(24,301,968)	(44,927,766)
Change in net assets from capital transactions	(11,492,786)	(31,768,944)

NET ASSETS:
Change in net assets	(8,137,191)	(12,368,523)
Beginning of period	184,473,929	196,842,452
End of period	$176,336,738	$184,473,929
Accumulated undistributed (distributions in excess of) net investment income	$169,404	$(7,097)
SHARE TRANSACTIONS:
Issued	360,600	727,008
Reinvested	256,161	—
Redeemed	(1,179,043)	(2,464,580)
Change in shares	(562,282)	(1,737,572)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Total distributions
Diversified Mid Cap Growth Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$19.63	$0.02	$0.90	$0.92	$(0.60)	$(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—	—
Year Ended December 31, 2004	15.69	(0.06)	2.04	1.98	—	—
Year Ended December 31, 2003	12.34	(0.04)	3.39	3.35	—	—
Year Ended December 31, 2002	15.45	(0.05)	(3.06)	(3.11)	—	—
Year Ended December 31, 2001	21.23	(0.06)	(2.53)	(2.59)	(3.19)	(3.19)

(a)  Annualized for periods less than one year.

(b)  Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$19.95	4.53%	$176,337	0.91%	0.19%	0.91%	56%
19.63	11.09	184,474	0.88	(0.36)	0.88	113
17.67	12.62	196,842	0.85	(0.35)	0.86	74
15.69	27.15	195,606	0.84	(0.27)	0.86	69
12.34	(20.13)	144,108	0.83	(0.37)	0.85	76
15.45	(10.65)	192,708	0.82	(0.37)	0.83	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Mid Cap Growth Portfolio to JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio and designated the existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month; and (ii)

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$6,654	$19,996,048	$19,764,002

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived and/or reimbursed Administration fees as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% (0.98% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

No fees or expenses were waived or reimbursed by the Advisor or Administrator for the six months ended June 30, 2006.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$103,884,453	$121,895,968

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$177,741,801	$23,867,924	$(4,677,068)	$19,190,856

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
Diversified Mid Cap Growth Portfolio
Actual	$1,000.00	$1,045.30	$4.61	0.91%
Hypothetical	1,000.00	1,020.28	4.56	0.91

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITDMCGP-606

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Value Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	14
Trustees	18
Officers	20
Schedule of Shareholder Expenses	22

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the exciting shares of the Portfolio were designated as Class 1 Shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 Shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21% and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Value Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 6/30/2006	$104,470,338
Primary Benchmark	Russell Midcap Value Index

Q.	HOW DID THE PORTFOLIO PERFORM?

A.	The JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 4.93% over the six months ended June 30, 2006, compared to the 7.02% return for the Russell Midcap Value Index over the same period.*

Q.	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A.	The Portfolio underperformed its benchmark for the period due primarily to an overweight in consumer discretionary and stock selection in consumer staples. The Portfolio’s underweight in information technology and stock selection in utilities aided performance.

At the individual stock level, CA Inc., a corporate software firm, was a major detractor from performance. The company reported financial results that fell short of forecasts. More importantly, the company failed to file its annual report with regulators by the deadline and announced that it may need to restate previously reported results back to fiscal year 1997 due to stock-option grants. Furthermore, the company may have understated its subscription revenues in years prior to fiscal year 2006. Another detractor was OSI Restaurant Partners Inc., an operator of franchise casual dining restaurants. The company reported lower first-quarter profit, as operating costs outpaced sales growth. While some weakness in the stock could be attributed to rising energy prices, casual dining stocks performed poorly as excess seating capacity and higher costs threatened to pressure margins.

While the Portfolio underperformed the benchmark, select holdings contributed to performance. V.F. Corp., an apparel manufacturer, positively impacted the Portfolio. The company reported strong first-quarter profits, driven by higher sales of outdoor wear, sportswear and jeans. The company has focused on extending past its core denim brand business and acquiring higher-growth and high-margin lifestyle brands. Consol Energy Inc., one of the largest coal producers in the United States, was another positive contributor. Solid business dynamics led to better-than-expected earnings in the first quarter. In addition, investors gained confidence in the company’s ability to increase capacity and improve product mix.

Q.	HOW WAS THE FUND MANAGED?

A.	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

PORTFOLIO COMPOSITION**

Financials	29.2%
Consumer Discretionary	19.3
Utilities	11.5
Industrials	7.9
Materials	6.7
Consumer Staples	6.5
Energy	6.0
Health Care	4.9
Information Technology	4.3
Telecommunication Services	2.3
Investments of Cash Collateral for Securities Loaned	12.8
Short-Term Investments	1.5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	1.7%
2.	Old Republic International Corp.	1.4
3.	Coventry Health Care, Inc.	1.4
4.	Compass Bancshares, Inc.	1.4
5.	Assurant, Inc.	1.3
6.	Kinder Morgan, Inc.	1.3
7.	Golden West Financial Corp.	1.2
8.	AGL Resources, Inc.	1.2
9.	Hilton Hotels Corp.	1.1
10.	Zions Bancorporation	1.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
DIVERSIFIED MID CAP VALUE PORTFOLIO	5/1/97	9.26%	8.65%	9.45%

LIFE OF PORTFOLIO PERFORMANCE (5/01/97 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Mid Cap Value Portfolio and the Russell Midcap Value Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index measures the performance of mid cap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Value Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 0.7%
9,700	Alliant Techsystems, Inc. (a) (c)	740,595
	Beverages — 1.5%
6,400	Brown-Forman Corp., Class B	457,280
44,000	Constellation Brands, Inc., Class A (a)	1,100,000
		1,557,280
	Building Products — 0.6%
14,300	American Standard Cos., Inc.	618,761
	Capital Markets — 3.0%
6,400	Bear Stearns Cos., Inc. (The)	896,512
27,500	E*Trade Financial Corp. (a)	627,550
3,100	Legg Mason, Inc.	308,512
19,800	Mellon Financial Corp.	681,714
11,800	Northern Trust Corp.	652,540
		3,166,828
	Chemicals — 3.5%
16,347	Albemarle Corp. (c)	782,694
11,200	Ashland, Inc.	747,040
15,400	Lubrizol Corp.	613,690
9,900	PPG Industries, Inc.	653,400
12,600	Sigma-Aldrich Corp.	915,264
		3,712,088
	Commercial Banks — 6.5%
26,500	Compass Bancshares, Inc.	1,473,400
14,200	Cullen/Frost Bankers, Inc.	813,660
6,700	M&T Bank Corp.	790,064
29,900	Mercantile Bankshares Corp.	1,066,533
30,150	North Fork Bancorp, Inc.	909,625
23,100	TCF Financial Corp.	610,995
14,400	Zions Bancorporation	1,122,336
		6,786,613
	Commercial Services & Supplies — 1.0%
12,300	Pitney Bowes, Inc.	507,990
13,400	Republic Services, Inc.	540,556
		1,048,546
	Computers & Peripherals — 1.0%
28,400	NCR Corp. (a)	1,040,576
	Construction Materials — 1.6%
10,950	Florida Rock Industries, Inc. (c)	543,887
14,000	Vulcan Materials Co.	1,092,000
		1,635,887
	Containers & Packaging — 1.3%
22,000	Ball Corp.	814,880
12,400	Temple-Inland, Inc.	531,588
		1,346,468
	Distributors — 0.5%
12,000	Genuine Parts Co.	499,920
	Diversified Telecommunication Services — 0.9%
24,400	CenturyTel, Inc.	906,460
	Electric Utilities — 4.4%
26,200	American Electric Power Co., Inc.	897,350
26,600	DPL, Inc.	712,880
15,500	Edison International	604,500
11,200	FirstEnergy Corp.	607,152
28,700	PPL Corp.	927,010
42,000	Westar Energy, Inc. (c)	884,100
		4,632,992
	Electrical Equipment — 1.4%
17,500	Ametek, Inc.	829,150
7,000	Cooper Industries Ltd., Class A	650,440
		1,479,590
	Electronic Equipment & Instruments — 1.6%
5,800	Amphenol Corp., Class A (c)	324,568
28,900	Arrow Electronics, Inc. (a)	930,580
16,600	Jabil Circuit, Inc.	424,960
		1,680,108
	Energy Equipment & Services — 0.8%
9,100	Complete Production Services, Inc.	215,124
10,800	Unit Corp. (a)	614,412
		829,536
	Food & Staples Retailing — 0.9%
10,100	BJ’s Wholesale Club, Inc. (a) (c)	286,335
24,700	Safeway, Inc.	642,200
		928,535
	Food Products — 2.6%
28,200	Dean Foods Co. (a)	1,048,758
49,300	Del Monte Foods Co.	553,639
19,600	Hershey Co. (The)	1,079,372
		2,681,769
	Gas Utilities — 3.5%
31,700	AGL Resources, Inc.	1,208,404
14,700	Energen Corp.	564,627
17,300	Oneok, Inc.	588,892
7,700	Questar Corp.	619,773
27,500	UGI Corp.	677,050
		3,658,746

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 4.9%
14,300	Community Health Systems, Inc. (a)	525,525
27,000	Coventry Health Care, Inc. (a)	1,483,380
10,700	DaVita, Inc. (a)	531,790
18,400	Healthspring, Inc. (a) (c)	345,000
11,953	Henry Schein, Inc. (a)	558,564
9,700	Manor Care, Inc. (c)	455,124
13,800	Omnicare, Inc.	654,396
9,800	Quest Diagnostics, Inc.	587,216
		5,140,995
	Hotels, Restaurants & Leisure — 4.8%
34,700	Applebee’s International, Inc. (c)	666,934
40,500	Hilton Hotels Corp.	1,145,340
14,800	International Game Technology	561,512
8,600	Marriott International, Inc., Class A	327,832
27,100	OSI Restaurant Partners, Inc.(c)	937,660
8,400	Station Casinos, Inc. (c)	571,872
15,800	Yum! Brands, Inc.	794,266
		5,005,416
	Household Durables — 1.3%
5,500	Centex Corp.	276,650
10,900	Fortune Brands, Inc.	774,009
6,400	Lennar Corp., Class A	283,968
		1,334,627
	Household Products — 0.8%
14,000	Clorox Co.	853,580
	Industrial Conglomerates — 1.7%
10,200	Carlisle Cos., Inc.	808,860
17,100	Walter Industries, Inc. (c)	985,815
		1,794,675
	Insurance — 8.0%
28,100	Assurant, Inc.	1,360,040
16,380	Cincinnati Financial Corp.	770,024
8,200	Everest Re Group Ltd. (Barbados)	709,874
19,902	Fidelity National Financial, Inc.	775,183
18,800	Genworth Financial, Inc.	654,992
15,500	IPC Holdings Ltd. (Bermuda) (c)	382,230
70,312	Old Republic International Corp.	1,502,567
12,300	Principal Financial Group	684,495
15,700	Protective Life Corp.	731,934
9,200	Safeco Corp.	518,420
8,800	Willis Group Holdings Ltd. (United Kingdom) (c)	282,480
		8,372,239
	IT Services — 0.3%
6,800	Affiliated Computer Services, Inc., Class A (a) (c)	350,948
	Machinery — 2.1%
15,500	Crane Co.	644,800
13,500	Dover Corp.	667,305
5,100	Harsco Corp.	397,596
8,500	Kennametal, Inc. (c)	529,125
		2,238,826
	Media — 3.4%
12,300	Cablevision Systems Corp. New York Group, Class A	263,835
22,200	Clear Channel Communications, Inc.	687,090
17,100	Clear Channel Outdoor Holdings, Inc., Class A (a)	358,416
26,700	Interactive Data Corp. (a)	536,403
14,994	McClatchy Co., Class A (c)	601,576
5,274	R.H. Donnelley Corp.	285,165
40,100	Regal Entertainment Group, Class A (c)	814,832
		3,547,317
	Multi-Utilities — 3.6%
30,100	Energy East Corp. (c)	720,293
19,320	MDU Resources Group, Inc. (c)	707,305
21,900	NSTAR (c)	626,340
22,500	PG&E Corp.	883,800
20,900	SCANA Corp.	806,322
		3,744,060
	Multiline Retail — 1.3%
26,600	Family Dollar Stores, Inc.	649,838
18,338	Federated Department Stores, Inc.	671,171
		1,321,009
	Office Electronics — 0.9%
65,700	Xerox Corp. (a)	913,887
	Oil, Gas & Consumable Fuels — 5.2%
17,900	Consol Energy, Inc.	836,288
12,724	Devon Energy Corp.	768,657
10,700	Energy Transfer Equity LP	283,443
14,800	Helix Energy Solutions Group, Inc. (a) (c)	597,328
13,600	Kinder Morgan, Inc.	1,358,504
15,900	Newfield Exploration Co. (a)	778,146
34,500	Williams Cos., Inc.	805,920
		5,428,286
	Paper & Forest Products — 0.3%
10,539	MeadWestvaco Corp.	294,354
	Personal Products — 0.7%
19,900	Estee Lauder Cos., Inc. (The) Class A	769,533

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
    (formerly JPMorgan Investment Trust Mid Cap Value Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 7.9%
17,600	AMB Property Corp. REIT	889,680
6,800	AvalonBay Communities, Inc. REIT	752,216
6,000	Boston Properties, Inc. REIT	542,400
33,100	Cousins Properties, Inc. REIT (c)	1,023,783
15,900	Host Hotels & Resorts, Inc. REIT	347,733
19,100	iStar Financial, Inc. REIT	721,025
12,700	Kimco Realty Corp. REIT	463,423
21,320	Liberty Property Trust REIT (c)	942,344
12,200	PS Business Parks, Inc., Class A, REIT (c)	719,800
19,200	Rayonier, Inc., REIT	727,872
23,800	United Dominion Realty Trust, Inc. REIT	666,638
4,400	Vornado Realty Trust REIT	429,220
		8,226,134
	Real Estate Management & Development — 0.8%
25,200	Brookfield Properties Corp. (Canada)	810,684
	Road & Rail — 0.4%
8,100	Norfolk Southern Corp.	431,082
	Software — 0.5%
14,200	CA, Inc.	291,810
20,200	Take-Two Interactive Software, Inc. (a) (c)	215,332
		507,142
	Specialty Retail — 5.6%
14,400	American Eagle Outfitters, Inc.	490,176
28,779	Autonation, Inc. (a)	617,022
11,900	AutoZone, Inc. (a)	1,049,580
22,300	Bed Bath & Beyond, Inc. (a)	739,691
38,900	Limited Brands, Inc.	995,451
32,600	Tiffany & Co.	1,076,452
37,100	TJX Cos., Inc.	848,106
		5,816,478
	Textiles, Apparel & Luxury Goods — 2.4%
16,300	Columbia Sportswear Co. (a) (c)	737,738
26,300	V.F. Corp.	1,786,296
		2,524,034
	Thrifts & Mortgage Finance — 3.0%
16,600	Golden West Financial Corp.	1,231,720
53,200	Hudson City Bancorp, Inc.	709,156
12,800	MGIC Investment Corp.	832,000
15,330	Sovereign Bancorp, Inc.	311,352
		3,084,228
	Wireless Telecommunication Services — 1.4%
17,300	Alltel Corp.	1,104,259
9,700	Telephone & Data Systems, Inc.	377,330
		1,481,589
	Total Common Stocks (Cost $97,163,787)	102,942,421
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,600,121	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $1,600,121)	1,600,121
PRINCIPAL AMOUNT($)
Investment of Cash Collateral for Securities on Loan — 12.8%
	Certificates of Deposit — 2.8%
900,000	Credit Suisse First Boston, NY, FRN, 5.33%, 10/17/06	900,000
1,000,000	Deutsche Bank New York, FRN, 5.41%, 01/22/08	1,000,000
999,474	Societe Generale, New York, FRN, 5.26%, 06/20/07	999,474
		2,899,474
	Corporate Notes — 7.5%
1,000,000	American Express Credit Corp., FRN 5.21%, 01/15/08	1,000,000
1,000,000	Bank of America, FRN, 5.31%, 11/07/06	1,000,000
1,400,316	Beta Finance, Inc., FRN, 5.38%, 03/15/07	1,400,316
1,400,000	CDC Financial Products Inc., FRN, 5.41%, 07/31/06	1,400,000
800,000	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	800,000
99,045	Citigroup Global Markets Holding, Inc., FRN, 5.41%, 12/12/06	99,045
1,000,090	Links Finance LLC, FRN, 5.36%, 10/06/06	1,000,090
148,568	MBIA Global Funding LLC, FRN, 5.42%, 01/26/07	148,568
1,000,000	Unicredito Italiano Bank plc, FRN, 5.16%, 07/31/07	1,000,000
		7,848,019
	Repurchase Agreements — 2.5%
836,545	Banc of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $836,916, collateralized by U.S. Government Agency Mortgages.	836,545
900,000	Morgan Stanley, 5.33%, dated 06/30/06, due 07/03/06, repurchase price $900,400, collateralized by U.S. Government Agency Mortgages.	900,000

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
900,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $900,399, collateralized by U.S. Government Agency Mortgages.	900,000
		2,636,545
	Total Investments of Cash Collateral for Securities on Loan (cost $13,384,038)	13,384,038
	Total Investments — 112.9% (Cost $112,147,946)	117,926,580
	Liabilities in Excess of Other Assets — (12.9)%	(13,456,242)
	NET ASSETS — (100.0%)	$104,470,338

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	–	Non-income producing security.

(b)	–	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	–	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	–	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN	–	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Diversified Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$116,326,459
Investments in affiliates, at value	1,600,121
Total investment securities, at value	117,926,580
Cash	3,230
Receivables:
Investment securities sold	228,703
Portfolio shares sold	13,924
Interest and dividends	149,654
Prepaid expenses and other assets	5,183
Total Assets	118,327,274

LIABILITIES:
Payables:
Investment securities purchased	246,882
Collateral for securities lending program	13,384,038
Portfolio shares redeemed	98,391
Accrued liabilities:
Investment advisory fees	56,324
Administration fees	8,863
Custodian and accounting fees	8,609
Other	53,829
Total Liabilities	13,856,936
Net Assets	$104,470,338

NET ASSETS:
Paid in capital	$72,693,382
Accumulated undistributed (distributions in excess of) net investment income	994,061
Accumulated net realized gains (losses)	25,004,261
Net unrealized appreciation (depreciation)	5,778,634
Total Net Assets	$104,470,338

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	6,986,456
Net asset value, offering and redemption price per share	$14.95

Cost of investments	$112,147,946
Market value of securities on loan	13,138,007

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Diversified Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$1,686,583
Dividend income from affiliates (a)	162,385
Income from securities lending (net)	63,348
Foreign taxes withheld	(1,688)
Total investment income	1,910,628

EXPENSES:
Investment advisory fees	702,204
Administration fees	133,023
Custodian and accounting fees	17,429
Professional fees	42,454
Trustees’ and Officers’ fees	1,516
Transfer agent fees	6,543
Printing and mailing costs	65,991
Other	16,521
Total expenses	985,681
Less amounts waived	(71,251)
Less earnings credits	(523)
Net expenses	913,907
Net investment income (loss)	996,721

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	25,145,701
Change in net unrealized appreciation (depreciation) of investments	(11,988,968)
Net realized/unrealized gains (losses)	13,156,733
Change in net assets resulting from operations	$14,153,454

(a)	Includes reimbursements of investment advisory and administration fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Value Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$996,721	$1,834,618
Net realized gain (loss)	25,145,701	23,526,137
Change in net unrealized appreciation (depreciation)	(11,988,968)	(7,944,269)
Change in net assets resulting from operations	14,153,454	17,416,486

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,830,573)	(960,163)
From net realized gains	(23,354,076)	(11,103,619)
Total distributions to shareholders	(25,184,649)	(12,063,782)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	28,373,790	90,608,851
Dividends reinvested	25,184,649	12,063,782
Cost of shares redeemed	(152,574,145)	(31,679,459)
Change in net assets from capital transactions	(99,015,706)	70,993,174

NET ASSETS:
Change in net assets	(110,046,901)	76,345,878
Beginning of period	214,517,239	138,171,361
End of period	$104,470,338	$214,517,239
Accumulated undistributed (distributions in excess of) net investment income	$994,061	$1,827,913

SHARE TRANSACTIONS:
Issued	1,769,345	5,987,243
Reinvested	1,663,451	825,720
Redeemed	(9,934,488)	(2,057,526)
Change in shares	(6,501,692)	4,755,437

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$15.90	$0.14	$0.67	$0.81	$(0.13)	$(1.63)	$(1.76)
Year Ended December 31, 2005	15.82	0.14	1.29	1.43	(0.11)	(1.24)	(1.35)
Year Ended December 31, 2004	13.78	0.11	2.00	2.11	(0.07)	—	(0.07)
Year Ended December 31, 2003	10.45	0.07	3.33	3.40	(0.07)	—	(0.07)
Year Ended December 31, 2002	12.68	0.07	(1.55)	(1.48)	—	(0.75)	(0.75)
Year Ended December 31, 2001	13.16	0.08	0.45	0.53	(0.08)	(0.93)	(1.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.95	4.93%	$104,470	0.94%	1.02%	1.01%	32%
15.90	9.75	214,517	0.94	1.05	0.94	55
15.82	15.40	138,171	0.92	0.81	0.93	75
13.78	32.75	112,372	0.93	0.65	0.97	54
10.45	(12.85)	76,913	0.95	0.61	0.98	106
12.68	4.80	82,331	0.95	0.67	0.97	103

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Mid Cap Value Portfolio to JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and designated the existing shares as Class 1 Shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Effective May 1, 2006, the Diversified Mid Cap Value Portfolio has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, South American, Central American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing services uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities,

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$5,337	$13,384,038	$13,138,007

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H.  Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. The amount of dividends and distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee of 0.65%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.74%.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the six months ended June 30, 2006 was $9,746.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% (0.95% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Portfolio’s Advisor contractually waived investment advisory fees for the Portfolio in the amount of $71,251. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$60,456,521	$176,011,716

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$112,147,946	$8,033,212	$(2,254,578)	$5,778,634

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
Actual	$1,000.00	$1,049.30	$4.78	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITDMCVP-606

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Equity Index Portfolio
    (formerly JPMorgan Investment Trust Equity Index Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Equity Index Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Trustees	22
Officers	24
Schedule of Shareholder Expenses	26

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Equity Index Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21%, and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 6/30/06	$134,682,655
Primary Benchmark	S&P 500 Index

Q.	HOW DID THE PORTFOLIO PERFORM?

A.	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index,* had a return of 2.51% for the six months ended June 30, 2006.** This compares to a return of 2.71% for the benchmark S&P 500 Index.

Q.	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A.	During the six-month period, U.S. large cap equities turned in positive but not spectacular returns. Positive earnings news during the first quarter carried the market higher, yet the focus in the second quarter turned to inflation, rising short-term interest rates, and the prospect of a slowing economy, which led to a bit of a sell-off in May and June. At the sector level, a modest majority (12 out of 19) provided positive returns. Among the largest contributors were industrial services and non-energy minerals, with returns in the mid-to-high teens. Among the detractors were consumer durables and health services, with returns ranging from positive high single digits to negative low double digits.

Q.	HOW WAS THE PORTFOLIO MANAGED?

A.	The Portfolio as always was managed in strict conformity to the full replication index strategy, which holds the same stocks in the same proportions as those found in the benchmark. The Portfolio is always 100% invested. This is accomplished by using exchange-traded funds and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy are minimized to lessen their impact on performance. The Portfolio is considered to be tax efficient, because of its low turnover and participates in securities lending, allowing for additional income generation. Regardless of the market outlook, the Portfolio’s strategy does not change, and the Portfolio continues to be fully invested with extremely limited active risk to the benchmark.

PORTFOLIO COMPOSITION***

Financials	21.2%
Information Technology	14.7
Health Care	12.2
Industrials	11.6
Energy	10.1
Consumer Discretionary	10.1
Consumer Staples	9.5
Utilities	3.4
Telecommunication Services	3.3
Materials	3.0
Investments of Cash Collateral for Securities Loaned	3.2
Short-Term Investments	0.9

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.2%
2.	General Electric Co.	3.0
3.	Citigroup, Inc.	2.1
4.	Bank of America Corp.	1.9
5.	Microsoft Corp.	1.8
6.	Procter & Gamble Co.	1.6
7.	Johnson & Johnson	1.5
8.	Pfizer, Inc.	1.5
9.	American International Group, Inc.	1.3
10.	Altria Group, Inc.	1.3

*	S&P 500 is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Portfolio.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
EQUITY INDEX PORTFOLIO	5/1/98	8.16%	1.99%	2.72%

LIFE OF PORTFOLIO PERFORMANCE (5/01/98 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Equity Index Portfolio and the S&P 500 Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index represents the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.1%
	Aerospace & Defense — 2.4%
9,280	Boeing Co.	760,125
4,685	General Dynamics Corp.	306,680
1,438	Goodrich Corp.	57,937
9,609	Honeywell International, Inc.	387,243
1,416	L-3 Communications Holdings, Inc.	106,795
4,110	Lockheed Martin Corp.	294,851
3,990	Northrop Grumman Corp.	255,599
5,179	Raytheon Co.	230,828
1,986	Rockwell Collins, Inc.	110,958
11,732	United Technologies Corp.	744,043
		3,255,059
	Air Freight & Logistics — 1.1%
3,541	FedEx Corp.	413,801
12,589	United Parcel Service, Inc., Class B	1,036,453
		1,450,254
	Airlines — 0.1%
8,197	Southwest Airlines Co.	134,185
	Auto Components — 0.2%
712	Cooper Tire & Rubber Co. (c)	7,931
2,057	Goodyear Tire & Rubber Co. (The) (a) (c)	22,833
2,263	Johnson Controls, Inc.	186,064
		216,828
	Automobiles — 0.4%
21,773	Ford Motor Co. (c)	150,887
6,564	General Motors Corp. (c)	195,541
3,118	Harley-Davidson, Inc.	171,147
		517,575
	Beverages — 2.1%
8,969	Anheuser-Busch Cos., Inc.	408,897
965	Brown-Forman Corp., Class B	68,949
23,787	Coca-Cola Co. (The)	1,023,317
3,522	Coca-Cola Enterprises, Inc.	71,743
2,308	Constellation Brands, Inc., Class A (a) (c)	57,700
669	Molson Coors Brewing Co., Class B	45,412
1,556	Pepsi Bottling Group, Inc.	50,025
19,179	PepsiCo, Inc.	1,151,507
		2,877,550
	Biotechnology — 1.2%
13,686	Amgen, Inc. (a)	892,738
3,991	Biogen Idec, Inc. (a) (c)	184,903
3,022	Genzyme Corp. (a)	184,493
5,281	Gilead Sciences, Inc. (a)	312,424
2,887	MedImmune, Inc. (a)	78,238
		1,652,796
	Building Products — 0.2%
2,053	American Standard Cos., Inc.	88,833
4,610	Masco Corp. (c)	136,641
		225,474
	Capital Markets — 3.4%
2,836	Ameriprise Financial, Inc.	126,684
8,957	Bank of New York Co., Inc. (The)	288,415
1,400	Bear Stearns Cos., Inc. (The)	196,112
11,975	Charles Schwab Corp. (The)	191,361
4,949	E*Trade Financial Corp. (a)	112,936
980	Federated Investors, Inc., Class B	30,870
1,780	Franklin Resources, Inc.	154,522
5,014	Goldman Sachs Group, Inc.	754,256
2,456	Janus Capital Group, Inc.	43,962
1,533	Legg Mason, Inc.	152,564
6,214	Lehman Brothers Holdings, Inc.	404,842
4,800	Mellon Financial Corp.	165,264
10,724	Merrill Lynch & Co., Inc.	745,962
12,431	Morgan Stanley	785,764
2,151	Northern Trust Corp.	118,950
3,857	State Street Corp.	224,053
3,082	T. Rowe Price Group, Inc.	116,530
		4,613,047
	Chemicals — 1.5%
2,602	Air Products & Chemicals, Inc.	166,320
825	Ashland, Inc.	55,027
11,162	Dow Chemical Co. (The)	435,653
949	Eastman Chemical Co. (c)	51,246
2,114	Ecolab, Inc.	85,786
10,693	El Du Pont de Nemours & Co.	444,829
1,319	Hercules, Inc. (a) (c)	20,128
917	International Flavors & Fragrances, Inc.	32,315
3,140	Monsanto Co.	264,357
1,922	PPG Industries, Inc.	126,852
3,750	Praxair, Inc. (c)	202,500
1,687	Rohm & Haas Co.	84,552
777	Sigma-Aldrich Corp. (c)	56,441
		2,026,006

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 4.2%
4,017	AmSouth Bancorp	106,250
6,384	BB&T Corp.	265,511
1,885	Comerica, Inc.	98,001
2,138	Commerce Bancorp, Inc. (c)	76,262
1,499	Compass Bancshares, Inc. (c)	83,344
6,459	Fifth Third Bancorp	238,660
1,430	First Horizon National Corp.	57,486
2,847	Huntington Bancshares, Inc.	67,132
4,691	Keycorp	167,375
916	M&T Bank Corp.	108,015
2,615	Marshall & Ilsley Corp.	119,610
6,296	National City Corp.	227,852
5,399	North Fork Bancorp, Inc.	162,888
3,435	PNC Financial Services Group, Inc.	241,034
5,294	Regions Financial Corp.	175,337
4,220	SunTrust Banks, Inc.	321,817
3,746	Synovus Financial Corp.	100,318
20,658	U.S. Bancorp	637,919
18,669	Wachovia Corp.	1,009,620
19,499	Wells Fargo & Co.	1,307,993
1,232	Zions Bancorp	96,022
		5,668,446
	Commercial Services & Supplies — 0.7%
2,807	Allied Waste Industries, Inc. (a) (c)	31,887
1,274	Avery Dennison Corp.	73,968
11,609	Cendant Corp.	189,111
1,600	Cintas Corp.	63,616
1,492	Equifax, Inc.	51,235
1,490	Monster Worldwide, Inc. (a)	63,563
2,576	Pitney Bowes, Inc.	106,389
2,508	R.R. Donnelley & Sons Co.	80,131
1,994	Robert Half International, Inc.	83,748
6,327	Waste Management, Inc.	227,013
		970,661
	Communications Equipment — 2.8%
1,361	ADC Telecommunications, Inc. (a) (m)	22,946
1,853	Andrew Corp. (a)	16,418
4,771	Avaya, Inc. (a)	54,485
6,820	Ciena Corp. (a) (c)	32,804
70,852	Cisco Systems, Inc. (a)	1,383,740
2,344	Comverse Technology, Inc. (a)	46,341
18,077	Corning, Inc. (a)	437,283
19,553	JDS Uniphase Corp. (a) (c)	49,469
6,566	Juniper Networks, Inc. (a)	104,990
51,994	Lucent Technologies, Inc. (a) (c)	125,825
28,667	Motorola, Inc.	577,640
19,454	QUALCOMM, Inc.	779,522
5,200	Tellabs, Inc. (a)	69,212
		3,700,675
	Computers & Peripherals — 3.4%
9,871	Apple Computer, Inc. (a)	563,831
26,365	Dell, Inc. (a)	643,570
27,444	EMC Corp. (a)	301,061
3,066	Gateway, Inc. (a) (c)	5,825
32,376	Hewlett-Packard Co.	1,025,672
17,994	International Business Machines Corp.	1,382,299
1,222	Lexmark International, Inc., Class A (a)	68,224
2,112	NCR Corp. (a)	77,384
4,343	Network Appliance, Inc. (a)	153,308
1,871	QLogic Corp. (a)	32,256
2,267	SanDisk Corp. (a)	115,572
40,596	Sun Microsystems, Inc. (a)	168,473
		4,537,475
	Construction & Engineering — 0.1%
1,016	Fluor Corp.	94,417
	Construction Materials — 0.1%
1,168	Vulcan Materials Co.	91,104
	Consumer Finance — 1.0%
14,320	American Express Co.	762,110
3,517	Capital One Financial Corp.	300,528
4,769	SLM Corp.	252,376
		1,315,014
	Containers & Packaging — 0.2%
1,215	Ball Corp.	45,004
1,217	Bemis Co.	37,265
1,638	Pactiv Corp. (a)	40,540
947	Sealed Air Corp.	49,320
1,283	Temple-Inland, Inc.	55,002
		227,131
	Distributors — 0.1%
2,004	Genuine Parts Co.	83,487
	Diversified Consumer Services — 0.1%
1,624	Apollo Group, Inc., Class A (a)	83,912
3,811	H&R Block, Inc. (c)	90,931
		174,843

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — 5.4%
52,965	Bank of America Corp.	2,547,616
2,314	CIT Group, Inc.	120,999
57,698	Citigroup, Inc.	2,783,352
40,327	JPMorgan Chase & Co. (q)	1,693,734
2,835	Moody’s Corp.	154,394
		7,300,095
	Diversified Telecommunication Services — 2.6%
45,125	AT&T, Inc.	1,258,536
20,994	BellSouth Corp.	759,983
1,348	CenturyTel, Inc.	50,078
3,771	Citizens Communications Co.	49,212
1,730	Embarq Corp. (a)	70,913
18,169	Qwest Communications International, Inc. (a)	146,987
33,858	Verizon Communications, Inc.	1,133,904
		3,469,613
	Electric Utilities — 2.1%
1,896	Allegheny Energy, Inc. (a)	70,285
4,572	American Electric Power Co., Inc.	156,591
4,034	Dominion Resources, Inc.	301,703
2,063	DTE Energy Co. (c)	84,047
14,334	Duke Energy Corp.	420,989
3,781	Edison International	147,459
2,413	Entergy Corp.	170,720
7,759	Exelon Corp.	440,944
3,828	FirstEnergy Corp.	207,516
4,692	FPL Group, Inc.	194,155
1,151	Pinnacle West Capital Corp.	45,936
4,416	PPL Corp.	142,637
2,936	Progress Energy, Inc.	125,866
8,612	Southern Co. (The)	276,015
4,706	Xcel Energy, Inc. (c)	90,261
		2,875,124
	Electrical Equipment — 0.5%
1,969	American Power Conversion Corp. (c)	38,376
1,072	Cooper Industries Ltd., Class A	99,610
4,764	Emerson Electric Co.	399,271
2,060	Rockwell Automation, Inc.	148,340
		685,597
	Electronic Equipment & Instruments — 0.3%
4,942	Agilent Technologies, Inc. (a)	155,969
2,067	Jabil Circuit, Inc.	52,915
1,647	Molex, Inc. (c)	55,290
6,183	Sanmina-SCI Corp. (a)	28,442
10,612	Solectron Corp. (a)	36,293
2,945	Symbol Technologies, Inc.	31,777
971	Tektronix, Inc.	28,567
		389,253
	Energy Equipment & Services — 2.0%
3,955	Baker Hughes, Inc.	323,717
3,731	BJ Services Co.	139,017
5,991	Halliburton Co.	444,592
3,603	Nabors Industries Ltd. (Bermuda) (a)	121,745
2,031	National Oilwell Varco, Inc. (a)	128,603
1,599	Noble Corp. (Cayman Islands)	118,998
1,279	Rowan Cos., Inc.	45,520
13,694	Schlumberger Ltd. (Netherlands)	891,616
3,771	Transocean, Inc. (Cayman Islands) (a)	302,887
4,047	Weatherford International Ltd. (Bermuda) (a)	200,812
		2,717,507
	Food & Staples Retailing — 2.4%
5,469	Costco Wholesale Corp.	312,444
9,499	CVS Corp.	291,619
8,397	Kroger Co. (The)	183,559
5,224	Safeway, Inc.	135,824
2,374	Supervalu, Inc.	72,882
7,179	Sysco Corp.	219,390
29,019	Wal-Mart Stores, Inc.	1,397,845
11,724	Walgreen Co.	525,704
1,626	Whole Foods Market, Inc. (c)	105,105
		3,244,372
	Food Products — 1.2%
7,595	Archer-Daniels-Midland Co.	313,522
2,151	Campbell Soup Co.	79,824
6,028	ConAgra Foods, Inc.	133,279
1,579	Dean Foods Co. (a) (m)	58,723
4,131	General Mills, Inc.	213,407
3,888	H.J. Heinz Co.	160,263
2,061	Hershey Co. (The)	113,499
2,830	Kellogg Co.	137,057
1,538	McCormick & Co., Inc. (Non-Voting)	51,600
8,822	Sara Lee Corp.	141,328
2,924	Tyson Foods, Inc., Class A (c)	43,451
2,577	Wm. Wrigley Jr. Co.	116,893
		1,562,846
	Gas Utilities — 0.0% (g)
515	Nicor, Inc. (c)	21,372
446	Peoples Energy Corp. (c)	16,016
		37,388

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 1.6%
624	Bausch & Lomb, Inc.	30,601
7,600	Baxter International, Inc.	279,376
2,870	Becton, Dickinson & Co.	175,443
2,856	Biomet, Inc.	89,364
14,102	Boston Scientific Corp. (a)	237,478
1,202	CR Bard, Inc.	88,059
1,441	Fisher Scientific International, Inc. (a) (c)	105,265
1,813	Hospira, Inc. (a)	77,850
14,009	Medtronic, Inc.	657,302
4,189	St. Jude Medical, Inc. (a)	135,807
3,394	Stryker Corp.	142,921
2,880	Zimmer Holdings, Inc. (a)	163,354
		2,182,820
	Health Care Providers & Services — 2.7%
6,581	Aetna, Inc.	262,779
2,436	AmerisourceBergen Corp.	102,117
4,848	Cardinal Health, Inc.	311,872
5,135	Caremark Rx, Inc.	256,082
1,390	Cigna Corp.	136,929
1,863	Coventry Health Care, Inc. (a)	102,353
1,706	Express Scripts, Inc. (a)	122,388
4,736	HCA, Inc.	204,358
2,794	Health Management Associates, Inc., Class A (c)	55,070
1,911	Humana, Inc. (a)	102,621
1,447	Laboratory Corp. of America Holdings (a)	90,047
917	Manor Care, Inc. (c)	43,026
3,530	McKesson Corp.	166,898
3,501	Medco Health Solutions, Inc. (a)	200,537
1,609	Patterson Cos., Inc. (a) (c)	56,202
1,886	Quest Diagnostics, Inc.	113,009
5,463	Tenet Healthcare Corp. (a) (c)	38,132
15,634	UnitedHealth Group, Inc.	700,091
7,398	WellPoint, Inc. (a)	538,353
		3,602,864
	Health Care Technology — 0.0% (g)
2,318	IMS Health, Inc.	62,238
	Hotels, Restaurants & Leisure — 1.5%
5,041	Carnival Corp.	210,411
1,497	Darden Restaurants, Inc.	58,982
2,144	Harrah’s Entertainment, Inc.	152,610
3,839	Hilton Hotels Corp.	108,567
3,936	International Game Technology	149,332
3,795	Marriott International, Inc., Class A	144,665
14,462	McDonald’s Corp.	485,923
8,908	Starbucks Corp. (a)	336,366
2,521	Starwood Hotels & Resorts Worldwide, Inc.	152,117
1,354	Wendy’s International, Inc.	78,925
3,156	Yum! Brands, Inc.	158,652
		2,036,550
	Household Durables — 0.6%
882	Black & Decker Corp.	74,494
1,409	Centex Corp.	70,873
3,157	D.R. Horton, Inc.	75,200
1,702	Fortune Brands, Inc.	120,859
776	Harman International Industries, Inc.	66,247
875	KB Home (c)	40,119
2,116	Leggett & Platt, Inc. (c)	52,858
1,618	Lennar Corp., Class A	71,790
3,213	Newell Rubbermaid, Inc. (c)	82,992
2,472	Pulte Homes, Inc.	71,169
675	Snap-On, Inc.	27,283
821	Stanley Works (The)	38,767
905	Whirlpool Corp. (c)	74,798
		867,449
	Household Products — 2.2%
1,751	Clorox Co.	106,758
5,973	Colgate-Palmolive Co.	357,783
5,336	Kimberly-Clark Corp.	329,231
38,086	Procter & Gamble Co.	2,117,582
		2,911,354
	Independent Power Producers & Energy Traders — 0.4%
7,641	AES Corp. (The) (a) (m)	140,976
2,077	Constellation Energy Group, Inc.	113,238
4,285	Dynegy, Inc., Class A (a)	23,439
5,367	TXU Corp.	320,893
		598,546
	Industrial Conglomerates — 4.1%
8,750	3M Co.	706,737
120,686	General Electric Co.	3,977,811
1,510	Textron, Inc.	139,192
23,637	Tyco International Ltd. (Bermuda)	650,017
		5,473,757
	Insurance — 4.6%
3,774	ACE Ltd. (Cayman Islands)	190,927
5,787	Aflac, Inc. (m)	268,227
7,374	Allstate Corp. (The)	403,579
960	AMBAC Financial Group, Inc.	77,856
30,147	American International Group, Inc.	1,780,180
3,699	AON Corp.	128,799
4,816	Chubb Corp.	240,318
2,011	Cincinnati Financial Corp.	94,537

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
4,234	Genworth Financial, Inc.	147,513
3,518	Hartford Financial Services Group, Inc.	297,623
3,332	Lincoln National Corp.	188,058
4,712	Loews Corp.	167,040
6,377	Marsh & McLennan Cos., Inc.	171,478
1,564	MBIA, Inc. (c)	91,572
8,805	Metlife, Inc.	450,904
3,215	Principal Financial Group	178,915
9,082	Progressive Corp. (The)	233,498
5,710	Prudential Financial, Inc.	443,667
1,383	Safeco Corp.	77,932
8,081	St. Paul Travelers Cos., Inc. (The)	360,251
1,165	Torchmark Corp.	70,739
3,475	UnumProvident Corp. (c)	63,002
2,093	XL Capital Ltd., Class A (Cayman Islands)	128,301
		6,254,916
	Internet & Catalog Retail — 0.1%
3,589	Amazon.com, Inc. (a) (c)	138,823
	Internet Software & Services — 1.4%
13,420	eBay, Inc. (a)	393,072
2,392	Google, Inc., Class A (a)	1,003,037
2,845	VeriSign, Inc. (a)	65,919
14,552	Yahoo!, Inc. (a)	480,216
		1,942,244
	IT Services — 1.0%
1,376	Affiliated Computer Services, Inc., Class A (a)	71,015
6,690	Automatic Data Processing, Inc.	303,392
2,180	Computer Sciences Corp. (a)	105,599
1,626	Convergys Corp. (a)	31,707
6,017	Electronic Data Systems Corp.	144,769
8,885	First Data Corp.	400,180
2,039	Fiserv, Inc. (a)	92,489
3,879	Paychex, Inc. (c)	151,204
1,540	Sabre Holdings Corp., Class A (c)	33,880
3,981	Unisys Corp. (a)	25,001
		1,359,236
	Leisure Equipment & Products — 0.2%
1,098	Brunswick Corp.	36,508
3,334	Eastman Kodak Co. (c)	79,283
1,998	Hasbro, Inc.	36,184
4,520	Mattel, Inc.	74,625
		226,600
	Life Sciences Tools & Services — 0.2%
2,148	Applera Corp. — Applied Biosystems Group (c)	69,488
617	Millipore Corp. (a)	38,865
1,470	PerkinElmer, Inc.	30,723
1,900	Thermo Electron Corp. (a) (c)	68,856
1,201	Waters Corp. (a)	53,324
		261,256
	Machinery — 1.6%
7,772	Caterpillar, Inc.	578,859
539	Cummins, Inc.	65,893
2,738	Danaher Corp.	176,108
2,723	Deere & Co.	227,343
2,366	Dover Corp.	116,951
1,743	Eaton Corp.	131,422
4,807	Illinois Tool Works, Inc.	228,332
3,819	Ingersoll-Rand Co., Ltd. Class A (Bermuda)	163,377
2,147	ITT Industries, Inc.	106,277
716	Navistar International Corp. (a) (c)	17,621
1,935	PACCAR, Inc.	159,405
1,449	Pall Corp. (c)	40,572
1,397	Parker-Hannifin Corp.	108,407
		2,120,567
	Media — 3.4%
8,966	CBS Corp., Class B	242,530
5,841	Clear Channel Communications, Inc.	180,779
24,522	Comcast Corp., Class A (a)	802,850
686	Dow Jones & Co., Inc. (c)	24,017
987	E.W. Scripps Co., Class A	42,579
2,760	Gannett Co., Inc.	154,367
5,064	Interpublic Group of Cos., Inc. (a)	42,285
4,153	McGraw-Hill Cos., Inc. (The)	208,605
491	Meredith Corp.	24,324
1,681	New York Times Co., Class A (c)	41,252
27,455	News Corp., Class A	526,587
1,980	Omnicom Group, Inc.	176,398
49,700	Time Warner, Inc.	859,810
2,545	Tribune Co.	82,534
2,589	Univision Communications, Inc., Class A (a)	86,732
8,369	Viacom, Inc., Class B (a)	299,945
25,474	Walt Disney Co.	764,220
		4,559,814
	Metals & Mining — 1.0%
10,099	Alcoa, Inc.	326,804
1,012	Allegheny Technologies, Inc.	70,071
2,187	Freeport-McMoRan Copper & Gold, Inc., Class B (c)	121,182
5,210	Newmont Mining Corp.	275,765
3,617	Nucor Corp.	196,222

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — Continued
2,366	Phelps Dodge Corp.	194,390
1,449	United States Steel Corp.	101,604
		1,286,038
	Multi-Utilities — 0.7%
2,383	Ameren Corp. (c)	120,342
3,614	CenterPoint Energy, Inc. (c)	45,175
2,566	CMS Energy Corp. (a) (c)	33,204
2,852	Consolidated Edison, Inc. (c)	126,743
2,031	KeySpan Corp.	82,052
3,164	NiSource, Inc.	69,102
4,029	PG&E Corp.	158,259
2,919	Public Service Enterprise Group, Inc.	193,004
3,007	Sempra Energy	136,758
2,423	TECO Energy, Inc.	36,200
		1,000,839
	Multiline Retail — 1.2%
1,323	Big Lots, Inc. (a) (c)	22,597
717	Dillards, Inc., Class A (c)	22,836
3,618	Dollar General Corp.	50,580
1,803	Family Dollar Stores, Inc.	44,047
6,421	Federated Department Stores, Inc.	235,009
2,726	J.C. Penney Co., Inc.	184,032
3,951	Kohl’s Corp. (a)	233,583
2,499	Nordstrom, Inc.	91,214
1,126	Sears Holdings Corp. (a)	174,350
10,021	Target Corp.	489,726
		1,547,974
	Office Electronics — 0.1%
10,658	Xerox Corp. (a)	148,253
	Oil, Gas & Consumable Fuels — 8.1%
5,322	Anadarko Petroleum Corp.	253,806
3,834	Apache Corp.	261,670
4,783	Chesapeake Energy Corp. (c)	144,686
25,726	Chevron Corp.	1,596,556
19,158	ConocoPhillips	1,255,424
2,132	Consol Energy, Inc. (c)	99,607
5,107	Devon Energy Corp.	308,514
8,075	El Paso Corp. (c)	121,125
2,815	EOG Resources, Inc.	195,192
70,222	Exxon Mobil Corp.	4,308,120
2,799	Hess Corp.	147,927
2,635	Kerr-McGee Corp.	182,737
1,210	Kinder Morgan, Inc.	120,867
4,206	Marathon Oil Corp.	350,360
1,928	Murphy Oil Corp. (c)	107,698
4,971	Occidental Petroleum Corp.	509,776
1,539	Sunoco, Inc. (c)	106,637
7,143	Valero Energy Corp.	475,152
6,908	Williams Cos., Inc.	161,371
4,226	XTO Energy, Inc.	187,085
		10,894,310
	Paper & Forest Products — 0.3%
5,721	International Paper Co.	184,788
1,233	Louisiana-Pacific Corp.	27,003
2,102	MeadWestvaco Corp.	58,709
2,858	Weyerhaeuser Co.	177,910
		448,410
	Personal Products — 0.2%
883	Alberto-Culver Co.	43,020
5,226	Avon Products, Inc.	162,006
1,379	Estee Lauder Cos., Inc. (The)	53,326
		258,352
	Pharmaceuticals — 6.4%
17,714	Abbott Laboratories	772,507
1,772	Allergan, Inc.	190,065
1,232	Barr Pharmaceuticals, Inc. (a)	58,754
22,821	Bristol-Myers Squibb Co.	590,151
13,117	Eli Lilly & Co.	724,977
3,782	Forest Laboratories, Inc. (a)	146,326
34,366	Johnson & Johnson	2,059,211
2,811	King Pharmaceuticals, Inc. (a)	47,787
25,331	Merck & Co., Inc.	922,808
2,440	Mylan Laboratories, Inc.	48,800
85,043	Pfizer, Inc.	1,995,959
17,189	Schering-Plough Corp.	327,107
1,184	Watson Pharmaceuticals, Inc. (a)	27,563
15,621	Wyeth	693,729
		8,605,744
	Real Estate Investment Trusts (REITs) — 0.9%
1,128	Apartment Investment & Management Co. REIT	49,012
2,481	Archstone-Smith Trust REIT	126,209
1,060	Boston Properties, Inc. REIT	95,824
4,249	Equity Office Properties Trust REIT	155,131
3,380	Equity Residential REIT	151,187
2,456	Kimco Realty Corp. REIT	89,619
2,139	Plum Creek Timber Co., Inc. REIT	75,935
2,843	Prologis REIT	148,177
961	Public Storage, Inc. REIT (c)	72,940

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
2,128	Simon Property Group, Inc. REIT	176,496
1,380	Vornado Realty Trust REIT (c)	134,619
		1,275,149
	Road & Rail — 0.8%
4,232	Burlington Northern Santa Fe Corp.	335,386
2,572	CSX Corp.	181,172
4,813	Norfolk Southern Corp.	256,148
708	Ryder System, Inc.	41,368
3,121	Union Pacific Corp.	290,128
		1,104,202
	Semiconductors & Semiconductor Equipment — 2.7%
5,618	Advanced Micro Devices, Inc. (a)	137,192
4,170	Altera Corp. (a)	73,183
4,192	Analog Devices, Inc.	134,731
18,150	Applied Materials, Inc.	295,482
5,316	Broadcom Corp., Class A (a)	159,746
4,710	Freescale Semiconductor, Inc., Class B (a)	138,474
67,514	Intel Corp.	1,279,390
2,312	KLA-Tencor Corp.	96,110
3,524	Linear Technology Corp.	118,019
4,605	LSI Logic Corp. (a)	41,215
3,722	Maxim Integrated Products, Inc.	119,513
8,415	Micron Technology, Inc. (a)	126,730
3,919	National Semiconductor Corp.	93,468
1,477	Novellus Systems, Inc. (a)	36,482
4,091	Nvidia Corp. (a)	87,097
2,397	PMC-Sierra, Inc. (a) (c)	22,532
2,301	Teradyne, Inc. (a) (c)	32,053
18,083	Texas Instruments, Inc.	547,734
3,987	Xilinx, Inc.	90,306
		3,629,457
	Software — 3.1%
6,949	Adobe Systems, Inc. (a)	210,972
2,689	Autodesk, Inc. (a)	92,663
2,470	BMC Software, Inc. (a)	59,033
5,295	CA, Inc	108,812
2,114	Citrix Systems, Inc. (a)	84,856
4,381	Compuware Corp. (a)	29,353
3,553	Electronic Arts, Inc. (a)	152,921
1,983	Intuit, Inc. (a)	119,753
101,822	Microsoft Corp.	2,372,453
3,934	Novell, Inc. (a) (c)	26,082
45,198	Oracle Corp. (a)	654,919
1,293	Parametric Technology Corp. (a)	16,434
12,014	Symantec Corp. (a)	186,698
		4,114,949
	Specialty Retail — 2.0%
1,721	Autonation, Inc. (a) (c)	36,898
621	AutoZone, Inc. (a)	54,772
3,276	Bed Bath & Beyond, Inc. (a)	108,665
4,673	Best Buy Co., Inc.	256,267
1,748	Circuit City Stores, Inc. (c)	47,581
6,384	Gap, Inc. (The)	111,082
23,990	Home Depot, Inc.	858,602
3,981	Limited Brands, Inc.	101,874
9,004	Lowe’s Cos., Inc.	546,273
3,339	Office Depot, Inc. (a)	126,882
826	OfficeMax, Inc.	33,659
1,571	RadioShack Corp. (c)	21,994
1,293	Sherwin-Williams Co. (The) (c)	61,392
8,451	Staples, Inc.	205,528
1,632	Tiffany & Co.	53,889
5,304	TJX Cos., Inc.	121,249
		2,746,607
	Textiles, Apparel & Luxury Goods — 0.3%
4,468	Coach, Inc. (a)	133,593
1,306	Jones Apparel Group, Inc.	41,518
1,213	Liz Claiborne, Inc.	44,954
2,191	Nike, Inc., Class B	177,471
1,019	V.F. Corp.	69,210
		466,746
	Thrifts & Mortgage Finance — 1.6%
7,052	Countrywide Financial Corp.	268,540
11,234	Fannie Mae	540,355
8,020	Freddie Mac	457,220
2,973	Golden West Financial Corp.	220,597
1,015	MGIC Investment Corp. (c)	65,975
4,369	Sovereign Bancorp, Inc.	88,727
11,151	Washington Mutual, Inc.	508,263
		2,149,677
	Tobacco — 1.5%
24,235	Altria Group, Inc.	1,779,576
995	Reynolds American, Inc. (c)	114,724
1,873	UST, Inc.	84,641
		1,978,941
	Trading Companies & Distributors — 0.1%
886	WW Grainger, Inc.	66,654

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.7%
4,516	Alltel Corp.	288,257
34,575	Sprint Nextel Corp.	691,154
		979,411
	Total Common Stocks (Cost $128,038,760)	133,414,569
	Investment Company — 0.2%
2,600	SPDR Trust Series 1 (Cost $327,996)	330,928
	Total Long-Term Investments (Cost $128,366,756)	133,745,497
Short-Term Investments — 0.7%
	Investment Company — 0.7%
884,183	JPMorgan Liquid Assets Money Market Fund (b) (m)	884,183

PRINCIPAL AMOUNT($)
	U.S. Treasury Bills — 0.0% (g)
30,000	U.S. Treasury Bills, 4.64%, 07/13/06 (k) (m) (n)	29,965
30,000	U.S. Treasury Bills, 4.66%, 08/03/06 (k) (m) (n)	29,883
		59,848
	Total Short-Term Investments (Cost $944,011)	944,031
Investments of Cash Collateral for Securities Loaned — 3.2%
	Certificates of Deposit — 0.6%
250,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	250,000
599,685	Societe Generale, New York, 5.26%, 06/20/07	599,685
		849,685
	Corporate Notes — 2.0%
500,000	American Express Credit Corp., 5.21%, 01/15/08	500,000
300,000	Bank of America, FRN, 5.31%, 11/07/06	300,000
200,000	Banque Federative Du Credit Mutuel, 5.30%, 07/13/07	200,000
500,113	Beta Finance, Inc., FRN, 5.38%, 03/15/07	500,113
450,000	CDC Financial Products Inc., FRN, 5.41%, 07/31/06	450,000
250,000	Citigroup Global Markets, Inc., FRN, 5.38%, 07/07/06	250,000
37,551	Citigroup Global Markets Holding, Inc., FRN, 5.41%, 12/12/06	37,551
350,031	Links Finance LLC, FRN, 5.36%, 10/06/06	350,031
56,327	MBIA Global Funding LLC, FRN, 5.42%, 01/26/07	56,327
		2,644,022
	Repurchase Agreements — 0.6%
275,546	Banc of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $275,688, collateralized by U.S. Agency Mortgages	275,546
300,000	Morgan Stanley, 5.33%, dated 06/30/06, due 07/03/06, repurchase price $300,133, collateralized by U.S. Agency Mortgages	300,000
300,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $300,133, collateralized by U.S. Agency Mortgages	300,000
		875,546
	Total Investments of Cash Collateral for Securities Loaned (Cost $4,369,253)	4,369,253
	Total Investments — 103.2% (Cost $133,680,020)	139,058,781
	Liabilities in Excess of Other Assets — (3.2)%	(4,376,126)
	NET ASSETS — 100.0%	$134,682,655

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value at 06/30/06 (USD)	Unrealized Appreciation (Depreciation) (USD)
14	E-mini S&P 500 Index	September, 2006	$895,580	$(560)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	— Amount rounds to less than 0.1%

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	— The rate shown is the effective yield at the date of purchase.

(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

FRN	— Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

SPDR	— Standard & Poor’s Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$136,480,864
Investments in affiliates, at value	2,577,917
Total investment securities, at value	139,058,781
Cash	16,461
Receivables:
Investment securities sold	77,544
Portfolio shares sold	26,570
Interest and dividends	157,310
Prepaid expenses and other assets	5,187
Total Assets	139,341,853

LIABILITIES:
Payables:
Investment securities purchased	161,364
Collateral for securities lending program	4,369,253
Variation margin on futures contracts	2,240
Portfolio shares redeemed	100,487
Accrued liabilities:
Investment advisory fees	14,230
Administration fees	11,563
Trustees’ and Officers’ fees	59
Other	2
Total Liabilities	$4,659,198
Net Assets	$134,682,655

NET ASSETS:
Paid in capital	$134,444,093
Accumulated undistributed (distributions in excess of) net investment income	1,030,357
Accumulated net realized gains (losses)	(6,169,996)
Net unrealized appreciation (depreciation)	5,378,201
Total Net Assets	$134,682,655

Outstanding units of beneficial interest (shares)	12,195,278
Net asset value, offering and redemption price per share (unlimited amount authorized, no par value)	$11.04

Cost of investments	$133,680,020
Market value of securities on loan	$4,325,608

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income	$1,258,373
Dividend income from affiliates (a)	41,925
Interest income	2,343
Income from securities lending (net)	8,514
Total investment income	1,311,155

EXPENSES:
Investment advisory fees	193,408
Administration fees	86,495
Custodian and accounting fees	29,582
Interest expense	16
Professional fees	26,485
Trustees’ and Officers’ fees	1,083
Transfer agent fees	1,980
Printing and mailing costs	35,625
Other	7,993
Total expenses	382,667
Less amounts waived	(104,881)
Less earnings credits	(78)
Net expenses	277,708
Net investment income (loss)	1,033,447

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(183,976)
Affiliated investments	(5,146)
Futures	(17,158)
Net realized gain (loss)	(206,280)
Change in net unrealized appreciation (depreciation) of:
Investments	2,557,704
Affiliated investments	101,361
Futures	11,653
Change in net unrealized appreciation (depreciation)	2,670,718
Net realized/unrealized gains (losses)	2,464,438
Change in net assets resulting from operations	$3,497,885

(a)	Includes reimbursements of investment advisory and administration fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,033,447	$1,915,232
Net realized gain (loss)	(206,280)	(350,695)
Change in net unrealized appreciation (depreciation)	2,670,718	4,414,651
Change in net assets resulting from operations	3,497,885	5,979,188

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,915,411)	(1,958,403)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,031,400	18,903,292
Dividends reinvested	1,915,411	1,958,403
Cost of shares redeemed	(12,775,291)	(25,151,037)
Change in net assets from capital transactions	(3,828,480)	(4,289,342)

NET ASSETS:
Change in net assets	(2,246,006)	(268,557)
Beginning of period	136,928,661	137,197,218
End of period	$134,682,655	$136,928,661
Accumulated undistributed (distributions in excess of) net investment income	$1,030,357	$1,912,321

SHARE TRANSACTIONS:
Issued	630,074	1,803,028
Reinvested	170,108	191,625
Redeemed	(1,139,261)	(2,390,262)
Change in shares	(339,079)	(395,609)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Equity Index Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$10.92	$0.09	$0.19	$0.28	$(0.16)	$(0.16)
Year Ended December 31, 2005	10.61	0.15	0.31	0.46	(0.15)	(0.15)
Year Ended December 31, 2004	9.72	0.15	0.85	1.00	(0.11)	(0.11)
Year Ended December 31, 2003	7.69	0.11	2.01	2.12	(0.09)	(0.09)
Year Ended December 31, 2002	9.92	0.09	(2.32)	(2.23)	—	—
Year Ended December 31, 2001	11.42	0.09	(1.50)	(1.41)	(0.09)	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$11.04	2.51%	$134,683	0.41%	1.51%	0.56%	4%
10.92	4.46	136,929	0.46	1.41	0.51	12
10.61	10.34	137,197	0.50	1.53	0.51	14
9.72	27.98	126,733	0.50	1.32	0.51	1
7.69	(22.48)	89,012	0.50	1.15	0.51	5
9.92	(12.34)	104,301	0.50	0.90	0.51	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Equity Index Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Equity Index Portfolio to JPMorgan Insurance Trust Equity Index Portfolio and designated existing shares as Class 1 shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

D.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$2,232	$4,369,253	$4,325,608

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

H.  Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.30%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.14% of the average daily net assets of the Portfolio.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% (0.41% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The new expense limitation percentage is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $104,881. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various funds until distribution in accordance with the Plan.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$5,880,299	$10,687,204

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$133,680,020	$28,820,733	$(23,441,972)	$5,378,761

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months ended.

7. Concentrations and Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
Equity Index Portfolio
Actual	$1,000.00	$1,025.10	$2.06	0.41%
Hypothetical	1,000.00	1,022.76	2.06	0.41

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

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THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITEIP-606

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan
Insurance
Trust

JPMorgan Insurance Trust Government Bond Portfolio
    (formerly JPMorgan Investment Trust Government Bond Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Government Bond Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	20

HIGHLIGHTS

•	The Fed continued to hike short-term interest rates

•	Despite rate increases, the yield curve remained relatively flat

•	Bond prices declined throughout the six months

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Government Bond Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the Portfolio Manager.

“A flight to quality unfolded throughout the period, as investors shifted away from the riskier sectors of the fixed income market and into Treasuries.”

Economy’s strength sparks inflation concerns, rate hikes

After the gross domestic product (GDP) slowed to 1.7% in the fourth quarter of 2005, the economy regained steam early in 2006, when the U.S. GDP rate surged 5.6% in the first quarter.

Given the continued strength in the U.S. economy and growing inflationary pressures, the Federal Reserve (Fed) continued to hike short-term interest rates, implementing four 25 basis points (bps) increases in the federal funds rate during the first half of 2006. By June 30, the fed funds rate was 5.25%, up 425 bps from June 2004, when the Fed embarked on its tightening campaign. Rates along the yield curve followed suit, with yields on the two-, 10- and 30-year Treasuries advancing by 75, 76 and 64 bps, respectively.

Despite the period’s rate increases, the yield curve remained relatively flat. As of June 30, the difference in yield between the two- and 30-year Treasuries was only 3.6 bps, compared to 13.5 bps on December 31, 2005.

Quality regains favor

Given the rising-rate environment, bond prices declined throughout the six months. Fixed income investors grappled not only with the effects of rising interest rates, but also with the uncertainty surrounding Fed policy in the wake of continued economic growth, rising commodity prices and increasing concerns about rising inflation.

A flight to quality unfolded throughout the period, as investors shifted away from the riskier sectors of the fixed income market and into Treasuries. For example, high-yield bonds were the market’s top performers in the first quarter of 2006 and the worst performers in the second quarter.

Economic data show no clear-cut signs

Some economic reports released late in the period pointed to a slight moderation in the pace of U.S. economic activity, but the overall data remained mixed. In particular, consumer confidence declined throughout the period, payroll growth softened and the housing and mortgage markets decelerated.

On the other hand, data from the manufacturing sector remained healthy, with regional and national surveys holding at respectable levels. In addition, after falling to 4.6% in May, the unemployment rate remained unchanged in June, continuing a new cycle-low for the series. Inflation, as measured by the core consumer price index (CPI), inched upward in each of the first five months of 2006, ending May at a year-over-year rate of 2.4%.

Fed keeps markets guessing

Trying to anticipate the final rate hike by the Fed has become the markets’ favorite pastime over the last several months. This fixation has contributed to increased volatility in the financial markets.

While the economy may finally be starting to slow, the evidence is not yet conclusive. Late in the period, job gains averaged a mere 108,000 per month. This is on par with the average of approximately 100,000 that historically has signaled a mid-cycle soft patch that reduced inflationary pressures and eventually gave way to an easing of monetary policy. So far, though, consumer spending generally has remained solid, and capital goods orders continue to rise. With core inflation rising, it will be difficult for the Fed to stop tightening until there is evidence of a broader economic slowdown than currently is apparent. In the meantime, we expect quality to remain in favor and bond yields to remain in a range, awaiting the next signal from the Fed.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Government Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Asset as of 06/30/06	$179,774,880
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.44 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Government Bond Portfolio, which seeks a high level of current income with liquidity and safety of principal, returned -1.24% for the six month period ended June 30, 2006.* This is compared to a return of -0.89% for its benchmark, the Lehman Brothers Government Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	During the six-month period, interest rates continued to climb higher across the yield curve, forcing bond prices downward. U.S. economic growth remained surprisingly strong and inflationary pressures began to build. This prompted the Federal Reserve (Fed) to maintain its rate-tightening campaign, implementing four 25-basis point (bps) increases in the fed funds rate, from 4.25% at the start of the period to 5.25% at the end.

The Fed’s actions led to further yield increases at the short end of the curve. The two-year Treasury was up 75 bps to yield 5.16%, the 10-year Treasury rose 76 bps to yield 5.15% and the 30-year Treasury advanced 64 bps to yield 5.19% by the end of the period. The magnitude of the rate increases for short-term securities caused the yield curve to continue to flatten, with the difference in yield between the two-year and the 30-year Treasuries narrowing from 13.5 bps on December 31, 2005, to 3.6 bps on June 30.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities that fit our “buy and hold” strategy. Our specific security selections in all sectors of the government bond market contributed positively to the Portfolio’s six-month return, but those results were not enough to offset the negative impact of a longer-duration posture.

The Portfolio’s duration (sensitivity to interest rate changes) typically falls within our target range of five to 5.25 years, yet ended the period with a slightly longer duration of 5.44 years. This was a strategic decision based on the potential for a more stable rate environment. In addition, the rising-rate environment reduced the pace of mortgage prepayments, which naturally extended overall duration in the mortgage market.

We continued to overweight mortgages in general and well-structured collateralized mortgage obligations (CMOs) in particular. We also underweighted agency securities and Treasury notes and overweighted Treasury strips. Overall, the underweight to U.S. Treasury securities was a negative.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	44.7%
U.S. Treasury Obligations	26.4
Mortgage Pass-Through Securities	12.6
U.S. Government Agency Securities	11.2
Short-Term Investments	4.5
Investments of Cash Collateral for Securities Loaned	20.6

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of June 30, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
GOVERNMENT BOND PORTFOLIO	8/1/1994	(1.67)%	4.99%	5.98%

TEN-YEAR PERFORMANCE  (6/30/96 TO 6/30/06)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Government Bond Portfolio, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index. The performance of the Portfolio assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Government Bond Index represents the performance of securities issued by the U.S. Government. The Lipper General U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.9%
Collateralized Mortgage Obligations — 44.7%
	Federal Home Loan Mortgage Corp.,
246,093	Series 1343, Class LA, 8.00%, 08/15/22	247,016
74,229	Series 1561, Class TA, PO, 08/15/08	70,410
399,959	Series 1577, Class PV, 6.50%, 09/15/23	404,249
1,234,385	Series 1584, Class L, 6.50%, 09/15/23	1,253,290
56,767	Series 1604, Class MB, IF, 7.99%, 11/15/08	57,484
84,479	Series 1625, Class SC, IF, 8.20%, 12/15/08	85,243
867,959	Series 1633, Class Z, 6.50%, 12/15/23	880,845
201,000	Series 1694, Class PK, 6.50%, 03/15/24	205,761
111,788	Series 1985, Class PL, 6.50%, 10/17/26 (m)	111,937
527,606	Series 1999, Class PU, 7.00%, 10/15/27	539,980
960,871	Series 2031, Class PG, 7.00%, 02/15/28 (m)	984,661
798,173	Series 2035, Class PC, 6.95%, 03/15/28	810,375
750,000	Series 2095, Class PE, 6.00%, 11/15/28	747,817
153,578	Series 2132, Class PD, 6.00%, 11/15/27	153,660
2,643	Series 2165, Class PD, 6.00%, 02/15/28	2,643
19,461	Series 2170, Class PE, 6.00%, 08/15/13	19,425
290,872	Series 2178, Class PB, 7.00%, 08/15/29	296,283
327,382	Series 2259, Class ZC, 7.35%, 10/15/30	341,246
814,982	Series 2345, Class PQ, 6.50%, 08/15/16	829,024
556,049	Series 2366, Class VG, 6.00%, 06/15/11	556,475
1,000,000	Series 2367, Class ME, 6.50%, 10/15/31	1,022,976
103,402	Series 2390, Class DO, PO, 12/15/31	80,771
883,000	Series 2527, Class BP, 5.00%, 11/15/17	844,814
5,000,000	Series 2543, Class YX, 6.00%, 12/15/32 (m)	4,882,159
3,230,000	Series 2578, Class PG, 5.00%, 02/15/18	3,054,817
2,000,000	Series 2626, Class KA, 3.00%, 03/15/30	1,810,485
650,000	Series 2631, Class TE, 4.50%, 02/15/28	613,440
783,752	Series 2647, Class A, 3.25%, 04/15/32	698,927
2,849,932	Series 2651, Class VZ, 4.50%, 07/15/18	2,585,172
2,438,000	Series 2656, Class BG, 5.00%, 10/15/32	2,299,780
410,000	Series 2682, Class LC, 4.50%, 07/15/32	375,752
2,500,000	Series 2684, Class PD, 5.00%, 03/15/29	2,387,102
1,250,000	Series 2749, Class TD, 5.00%, 06/15/21	1,202,817
650,000	Series 2773, Class TB, 4.00%, 04/15/19	559,237
625,000	Series 2827, Class DG, 4.50%, 07/15/19	562,721
1,200,000	Series 2827, Class TC, 5.00%, 10/15/28	1,169,668
917,653	Series 2927, Class GA, 5.50%, 10/15/34	906,454
1,250,000	Series 2929, Class PC, 5.00%, 01/15/28	1,214,817
946,850	Series 3085, Class VS, IF, 7.92%, 12/15/35	943,118
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
902,369	Series T-54, Class 2A, 6.50%, 02/25/43	908,749
549,152	Series T-56, Class A, PO, 05/25/43	449,863
	Federal National Mortgage Association,
34,552	Series 1988-16, Class B, 9.50%, 06/25/18	37,280
154,331	Series 1993-146, Class E, PO, 05/25/23	121,694
245,000	Series 1993-155, Class PJ, 7.00%, 09/25/23	254,117
68,388	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	69,747
24,644	Series 1993-205, Class H, PO, 09/25/23	19,409
192,964	Series 1993-221, Class SG, IF, 3.62%, 12/25/08	187,060
1,798,879	Series 1993-223, Class PZ, 6.50%, 12/25/23	1,845,563
791,872	Series 1993-250, Class Z, 7.00%, 12/25/23	809,084
186,799	Series 1994-12, Class C, 6.25%, 01/25/09	186,449
21,053	Series 1994-13, Class SM, IF, 11.99%, 02/25/09	22,145
448,855	Series 1994-28, Class K, 6.50%, 08/25/23	449,987
1,203,542	Series 1994-37, Class L, 6.50%, 03/25/24	1,213,896
6,388,638	Series 1994-72, Class K, 6.00%, 04/25/24	6,348,935
31,250	Series 1994-76, Class H, 5.00%, 02/25/24	30,977
231,497	Series 1998-46, Class GZ, 6.50%, 08/18/28	234,805
574,973	Series 1998-58, Class PC, 6.50%, 10/25/28	583,909
1,153,648	Series 1999-39, Class JH, IO, 6.50%, 08/25/29	273,948
1,766,034	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	421,562
542,438	Series 2001-4, Class PC, 7.00%, 03/25/21	557,831
2,000,000	Series 2002-18, Class PC, 5.50%, 04/25/17	1,984,625
519,131	Series 2002-2, Class UC, 6.00%, 02/25/17	517,578
2,901,667	Series 2003-128, Class DY, 4.50%, 01/25/24	2,548,679
2,000,000	Series 2003-35, Class MD, 5.00%, 11/25/16	1,954,083
1,250,000	Series 2003-70, Class BE, 3.50%, 12/25/25	1,175,784
3,600,000	Series 2003-81, Class MC, 5.00%, 12/25/32	3,391,389
600,000	Series 2003-82, Class VB, 5.50%, 08/25/33	574,584
1,850,000	Series 2004-2, Class OE, 5.00%, 05/25/23	1,740,315
1,473,048	Series 2004-75, Class VK, 4.50%, 09/25/22	1,354,736
96,123	Series G92-44, Class ZQ, 8.00%, 07/25/22	100,782
40,573	Series G92-66, Class KA, 6.00%, 12/25/22	40,084
	Federal National Mortgage Association Whole Loan,
914,624	Series 1999-W4, Class A9, 6.25%, 02/25/29	908,056
1,620,663	Series 2002-W7, Class A4, 6.00%, 06/25/29	1,612,302
877,513	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	883,638
792,812	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	796,170
	Government National Mortgage Association,
435,106	Series 1998-22, Class PD, 6.50%, 09/20/28	441,461
139,395	Series 1999-17, Class L, 6.00%, 05/20/29	139,067
2,500,000	Series 2001-10, Class PE, 6.50%, 03/16/31 (m)	2,546,815
729,162	Series 2001-6, Class PM, 6.50%, 06/16/30	732,426
1,000,000	Series 2001-64, Class PB, 6.50%, 12/20/31	1,018,997

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Collateralized Mortgage Obligations — Continued
7,119,567	Series 2003-59, Class XA, IO, VAR, 0.60%, 06/16/34	605,411
2,759,774	Series 2003-75, Class BE, 6.00%, 04/16/28	2,765,508
1,740,716	Series 2004-62, Class VA, 5.50%, 07/20/15	1,720,485
	Total Collateralized Mortgage Obligations (Cost $82,628,407)	80,392,836
	Mortgage Pass-Through Securities — 12.6%
	Federal Home Loan Mortgage Corp. Gold Pools,
458,541	5.00%, 12/01/13–04/01/14	442,072
161,084	5.50%, 03/01/14	158,269
335,276	6.00%, 04/01/14–02/01/32	332,200
2,047,449	6.50%, 06/01/14–04/01/32	2,067,927
42,948	7.00%, 02/01/11	43,669
117,106	7.50%, 09/01/10	118,801
27,156	8.50%, 12/01/09–07/01/28	28,906
	Federal Home Loan Mortgage Corp. Conventional Pools,
286,730	ARM, 6.04%, 01/01/27	291,977
95,400	ARM, 6.23%, 04/01/30	97,109
47,439	9.00%, 12/01/09	47,564
	Federal National Mortgage Association Various Pools,
4,337,928	5.00%, 11/01/13–11/01/33	4,113,342
7,690,694	5.50%, 11/01/16–01/01/34	7,437,292
2,319,257	6.00%, 04/01/13–09/01/28	2,308,445
669,384	6.50%, 11/01/11–04/01/32	678,237
205,082	7.50%, 02/01/13–08/01/30	211,225
539,255	8.00%, 11/01/12–01/01/16	558,343
	Government National Mortgage Association Various Pools,
3,298,227	ARM, 4.50%, 07/20/34–09/20/34	3,230,224
16,698	ARM, 4.75%, 07/20/27	16,742
33,171	6.50%, 03/15/28–09/15/28	33,684
87,677	7.00%, 12/15/25–06/15/28	90,492
48,089	7.50%, 05/15/23–12/20/26	50,222
83,011	7.75%, 07/15/30	87,485
257,255	8.00%, 11/20/26–10/15/27	272,245
20,576	9.00%, 11/15/24	22,133
	Total Mortgage Pass-Through Securities (Cost $23,438,313)	22,738,605
	U.S. Government Agency Securities — 11.2%
1,500,000	Federal Farm Credit Bank, 6.75%, 07/07/09	1,554,310
1,000,000	Federal Home Loan Bank System, 5.90%, 03/26/09 (c)	1,006,011
	Federal National Mortgage Association,
6,000,000	PO, 09/23/20	2,675,496
3,000,000	Zero Coupon, 10/09/19	1,367,391
	Financing Corp. Fico,
630,000	Zero Coupon, 03/23/28	187,073
8,000,000	PO, 12/06/18	4,031,496
2,000,000	PO, 11/02/18	1,013,586
	Resolution Funding Corp.,
1,000,000	PO, 10/15/17	545,544
2,000,000	PO, 01/15/20	957,174
4,000,000	Residual Funding Corp., PO, 07/15/20	1,865,480
	Tennessee Valley Authority,
5,000,000	PO, 07/15/16	2,848,615
2,000,000	6.00%, 03/15/13	2,051,790
	Total U.S. Government Agency Securities (Cost $18,938,190)	20,103,966
	U.S. Treasury Obligations — 26.4%
	U.S. Treasury Bonds,
650,000	6.13%, 11/15/27 (c)	718,199
2,700,000	7.25%, 05/15/16 (c)	3,126,306
1,250,000	8.13%, 08/15/19 (c)	1,582,520
2,000,000	9.13%, 05/15/18 (c)	2,678,282
2,800,000	10.38%, 11/15/12	2,988,345
	U.S. Treasury Inflation Indexed Bonds,
578,827	3.50%, 01/15/11	605,439
6,235,750	3.63%, 01/15/08	6,342,930
	U.S. Treasury Notes,
2,250,000	4.25%, 08/15/13 (c)	2,134,688
2,500,000	5.00%, 08/15/11 (c)	2,492,480
200,000	6.00%, 08/15/09 (c)	204,992
7,000,000	6.13%, 08/15/07 (c)	7,063,161
	U.S. Treasury Bonds Coupon STRIPS
2,500,000	08/15/14 (c)	1,648,090
2,000,000	11/15/2014	1,300,598
1,750,000	2/15/2015	1,123,484
500,000	05/15/15 (c)	316,895
750,000	08/15/15 (c)	469,269
3,000,000	11/15/15 (c)	1,848,027
400,000	05/15/16 (c)	239,650

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
	U.S. Treasury Bonds Principal STRIPS
4,000,000	11/15/09 (c)	3,373,416
15,000,000	05/15/20 (c)	7,193,880
	Total U.S. Treasury Obligations (Cost $47,424,034)	47,450,651
	Total Long-Term Investments (Cost $172,428,944)	170,686,058

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investments — 4.5%
	Investment Company — 4.5%
8,111,976	JPMorgan U.S. Government Money Market Fund (b) (Cost $8,111,976)	8,111,976

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investment of Cash Collateral for Securities Loaned — 20.6%
	Repurchase Agreement — 20.6%
7,488,865	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $7,492,187, collateralized by U.S. Government Agency Mortgages.	7,488,865
7,000,000	Bear Stearns Cos., Inc., 5.31%, dated 06/30/06, due 07/03/06, repurchase price $7,003,099, collateralized by U.S. Government Agency Mortgages.	7,000,000
7,500,000	Lehman Brothers, Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $7,503,325, collateralized by U.S. Government Agency Mortgages.	7,500,000
7,500,000	Morgan Stanley & Co., Inc., 5.33%, dated 06/30/06, due 07/03/06, repurchase price $7,503,333, collateralized by U.S. Government Agency Mortgages.	7,500,000
7,500,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $7,503,325, collateralized by U.S. Government Agency Mortgages.	7,500,000
	Total Investment of Cash Collateral for Securities Loaned (Cost $36,988,865)	36,988,865
	Total Investments — 120.0% (Cost $217,529,785)	215,786,899
	Liabilities in Excess of Other Assets — (20.0)%	(36,012,019)
	NET ASSETS — 100.0%	$179,774,880

Percentages indicated are based on net assets.

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ARM	—	Adjustable Rate Mortgage.

IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO	—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the generally higher than prevailing market underlying pool. The yields on these securities are yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

STRIPS	—	Separate Trading of Registered Interest and Principal Securities.

VAR	—	Variable. The interest rate shown is the rate in effect at June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Government Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$170,686,058
Investments in affiliates, at value	8,111,976
Repurchase agreements, at value	36,988,865
Total investment securities, at value	215,786,899
Receivables:
Investment securities sold	4,727
Portfolio shares sold	17,132
Interest and dividends	1,124,747
Prepaid expenses and other assets	7,607
Total Assets	216,941,112

LIABILITIES:
Payables:
Collateral for securities lending program	36,988,865
Portfolio shares redeemed	78,057
Accrued liabilities:
Investment advisory fees	58,955
Administration fees	15,158
Custodian and accounting fees	812
Trustees’ and Officers’ fees	79
Other	24,306
Total Liabilities	37,166,232
Net Assets	$179,774,880

NET ASSETS:
Paid in capital	$177,302,958
Accumulated undistributed (distributions in excess of) net investment income	4,488,456
Accumulated net realized gains (losses)	(273,648)
Net unrealized appreciation (depreciation)	(1,742,886)
Total Net Assets	$179,774,880

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	16,820,248
Net asset value, offering and redemption price per share	$10.69

Cost of investments	$217,529,785
Market value of securities on loan	$36,371,158

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS Ended JUNE 30, 2006 (Unaudited)

Government Bond Portfolio
INVESTMENT INCOME:
Interest income	$4,978,857
Dividend income from affiliates (a)	120,485
Income from securities lending (net)	19,933
Total investment income	5,119,275

EXPENSES:
Investment advisory fees	404,466
Administration fees	122,477
Custodian and accounting fees	954
Professional fees	30,995
Trustees’ and Officers’ fees	1,386
Transfer agent fees	2,611
Printing and mailing costs	40,183
Other	10,198
Total expenses	613,270
Less amounts waived	(1,844)
Less earnings credits	(21)
Net expenses	611,405
Net investment income (Loss)	4,507,870

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(143,028)
Change in net unrealized appreciation (depreciation) of investments	(6,689,571)
Net realized/unrealized gains (losses)	(6,832,599)
Change in net assets resulting from operations	$(2,324,729)

(a)	Includes reimbursements of investment advisory and administration fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Government Bond Portfolio
	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,507,870	$9,591,180
Net realized gain (loss)	(143,028)	211,918
Change in net unrealized appreciation (depreciation)	(6,689,571)	(3,691,230)
Change in net assets resulting from operations	(2,324,729)	6,111,868

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,635,666)	(9,946,227)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,402,111	14,789,507
Dividends reinvested	9,635,666	9,946,227
Cost of shares redeemed	(19,116,433)	(38,413,574)
Change in net assets from capital transactions	(4,078,656)	(13,677,840)

NET ASSETS:
Change in net assets	(16,039,051)	(17,512,199)
Beginning of period	195,813,931	213,326,130
End of period	$179,774,880	$195,813,931
Accumulated undistributed (distributions in excess of) net investment income	$4,488,456	$9,616,252

SHARE TRANSACTIONS:
Issued	492,282	1,296,364
Reinvested	900,529	899,297
Redeemed	(1,742,532)	(3,367,833)
Change in shares	(349,721)	(1,172,172)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value end of period
Government Bond Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$11.40	$0.29	$(0.42)	$(0.13)	$(0.58)	$10.69
Year Ended December 31, 2005	11.63	0.58	(0.25)	0.33	(0.56)	11.40
Year Ended December 31, 2004	11.67	0.54	(0.01)	0.53	(0.57)	11.63
Year Ended December 31, 2003	11.92	0.56	(0.26)	0.30	(0.55)	11.67
Year Ended December 31, 2002	10.62	0.55	0.75	1.30	— (d)	11.92
Year Ended December 31, 2001	10.50	0.61	0.12	0.73	(0.61)	10.62

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
(1.15)%	$179,775	0.66%	4.84%	0.66%	1%
3.08	195,814	0.65	4.70	0.65	10
4.64	213,326	0.62	4.65	0.63	14
2.54	211,642	0.62	4.76	0.63	23
12.26	208,305	0.63	5.33	0.63	16
7.05	151,391	0.62	5.93	0.62	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JP Morgan Insurance Trust Government Bond Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Government Bond Portfolio to JPMorgan Insurance Trust Government Bond Portfolio and designated the existing shares as Class 1 shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$7,329	$36,988,865	$36,371,158

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated Portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G.  Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.45%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the six months ended June 30, 2006 was $4,745.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

The Administrator waived and/or reimbursed Administration fees as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% (0.75% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $1,844. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2006, the Portfolio did not incur any brokerage commission with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,253,634	$15,097,217	$411,231	$1,202,141

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$217,529,785	$2,841,124	$(4,584,010)	$(1,742,886)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.

Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
Government Bond Portfolio
Actual	$1,000.00	$988.50	$3.25	0.66%
Hypothetical	1,000.00	1,021.52	3.31	0.66

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITGBP-606

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
    (formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	14
Trustees	18
Officers	20
Schedule of Shareholder Expenses	22

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21% and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
    (formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/06	$68,270,749
Primary Benchmark	Russell Midcap Index

Q.	HOW DID THE PORTFOLIO PERFORM?
A.	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations, returned 6.33% for the six months ended June 30, 2006.* This is compared to a return of 4.84% for its benchmark, the Russell Midcap Index.

Q.	WHY DID THE PORTFOLIO PERFORM THIS WAY?
A.

Both the momentum and value factors employed by the behavioral finance investment process, along with strong stock selection, positively impacted the Portfolio’s relative performance. The materials and energy sectors were the largest contributors to performance during the period, as our factors correctly drove stock selection. Within the materials sector, metal stocks gained on the anticipation of strong demand as futures touched new highs. These companies have benefited from elevated prices, combined with robust global demand. The energy sector’s performance was largely due to positive stock selection, coupled with a rally in crude oil prices. The increase in crude oil prices was driven by ongoing production concerns related to Iraq, Iran and Nigeria.

Despite the Portfolio’s relative outperformance, stock selection in the health services and information technology sectors detracted from results. Healthcare providers have been negatively impacted by accelerating medical costs, which have led to concerns over deteriorating medical-cost ratios, or the percentage of premium revenue used to pay patient medical bills. Within information technology, poor stock selection in the software and services and technology hardware and equipment industries negatively impacted results.

Q.	HOW WAS THE PORTFOLIO MANAGED?
A.	The investment philosophy of the Intrepid Mid Cap strategy is to employ behavioral finance concepts to capitalize on persistent market inefficiencies and maximize long-term capital growth. Behavioral finance is the study of how investors are consistently irrational in making many investment decisions. As with any diversified portfolio, stocks held are exposed to potential upside and downside risks of market news and security-specific information. Grounded firmly in the behavioral finance process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information, a critical step toward eliminating overconfidence and biases in the portfolio management process.

PORTFOLIO COMPOSITION**

Financials	19.9%
Consumer Discretionary	16.4
Information Technology	13.4
Industrials	12.0
Health Care	9.8
Energy	8.0
Utilities	7.2
Materials	5.6
Consumer Staples	4.7
Telecommunication Services	1.6
Investments of Cash Collateral for Securities Loaned	13.9
Short-Term Investments	1.2

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Kerr-McGee Corp.	1.2%
2.	Keycorp	1.0
3.	E*Trade Financial Corp.	1.0
4.	American Eagle Outfitters, Inc.	1.0
5.	J.C. Penney Co., Inc.	0.9
6.	PPL Corp.	0.9
7.	Host Hotels & Resorts, Inc. REIT	0.9
8.	Freeport-McMoRan Copper & Gold, Inc., Class B	0.9
9.	Southern Copper Corp.	0.9
10.	Frontier Oil Corp.	0.9

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
INTREPID MID CAP PORTFOLIO	3/30/95	16.70%	8.21%	11.22%

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio and the Russell Midcap Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Index measures the performance of 800 smallest companies of the Russell 1000 Index. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
    (formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 0.6%
7,900	Armor Holdings, Inc. (a) (c)	433,157
	Airlines — 1.3%
15,600	Continental Airlines, Inc., Class B (a) (c)	464,880
8,600	US Airways Group, Inc. (a)	434,644
		899,524
	Auto Components — 0.5%
5,700	Autoliv, Inc. (Sweden)	322,449
	Automobiles — 0.7%
9,300	Thor Industries, Inc. (c)	450,585
	Biotechnology — 1.4%
11,400	Celgene Corp. (a)	540,702
10,600	ImClone Systems, Inc. (a)	409,584
		950,286
	Building Products — 0.7%
6,725	USG Corp. (a) (c)	490,454
	Capital Markets — 2.8%
5,200	A.G. Edwards, Inc. (c)	287,664
5,363	Affiliated Managers Group, Inc. (a) (c)	465,991
29,084	E*Trade Financial Corp. (a)	663,697
15,850	Raymond James Financial, Inc.	479,779
		1,897,131
	Commercial Banks — 2.6%
18,150	Colonial BancGroup, Inc. (The)	466,092
19,000	Keycorp	677,920
4,900	PNC Financial Services Group, Inc.	343,833
4,800	UnionBanCal Corp.	310,032
		1,797,877
	Commercial Services & Supplies — 2.1%
6,225	Equifax, Inc.	213,766
7,800	Manpower, Inc.	503,880
16,400	R.R. Donnelley & Sons Co.	523,980
3,800	West Corp. (a)	182,058
		1,423,684
	Communications Equipment — 0.7%
11,590	Harris Corp. (c)	481,101
	Computers & Peripherals — 1.2%
19,100	Palm, Inc. (a) (c)	307,510
25,275	Western Digital Corp. (a) (c)	500,698
		808,208
	Construction Materials — 0.7%
10,475	Eagle Materials, Inc.	497,563
	Consumer Finance — 1.2%
14,825	AmeriCredit Corp. (a)	413,914
9,825	CompuCredit Corp. (a) (c)	377,673
		791,587
	Diversified Consumer Services — 0.6%
14,700	Career Education Corp. (a)	439,383
	Diversified Telecommunication Services — 1.4%
15,540	AT&T, Inc.	433,410
13,725	CenturyTel, Inc.	509,884
		943,294
	Electric Utilities — 1.8%
15,025	Edison International	585,975
19,725	PPL Corp.	637,117
		1,223,092
	Electrical Equipment — 0.3%
4,400	Thomas & Betts Corp. (a)	225,720
	Electronic Equipment & Instruments — 2.4%
14,450	Arrow Electronics, Inc. (a)	465,290
7,100	Mettler-Toledo International, Inc. (Switzerland) (a)	430,047
8,900	Plexus Corp. (a)	304,469
28,200	Vishay Intertechnology, Inc. (a) (c)	443,586
		1,643,392
	Energy Equipment & Services — 2.0%
6,000	Maverick Tube Corp. (a) (c)	379,140
14,900	Pride International, Inc. (a)	465,327
12,400	Todco, Class A	506,540
		1,351,007
	Food & Staples Retailing — 1.0%
9,900	Kroger Co. (The)	216,414
14,000	Supervalu, Inc.	429,800
		646,214
	Food Products — 1.5%
14,175	Archer-Daniels-Midland Co.	585,144
37,600	Del Monte Foods Co.	422,248
		1,007,392
	Gas Utilities — 2.4%
10,400	AGL Resources, Inc.	396,448
5,575	Energen Corp.	214,136
14,375	National Fuel Gas Co. (c)	505,137
15,700	Oneok, Inc.	534,428
		1,650,149

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
	Health Care Providers & Services — 5.5%
12,900	AmerisourceBergen Corp.	540,768
9,901	Coventry Health Care, Inc. (a)	543,961
3,725	Express Scripts, Inc. (a)	267,232
10,500	Health Net, Inc. (a)	474,285
10,975	Humana, Inc. (a)	589,357
9,000	Pediatrix Medical Group, Inc. (a)	407,700
10,300	Sierra Health Services, Inc. (a)	463,809
8,900	WellCare Health Plans, Inc. (a)	436,545
		3,723,657
	Health Care Technology — 0.7%
38,900	Emdeon Corp. (a)	482,749
	Hotels, Restaurants & Leisure — 2.9%
12,100	Brinker International, Inc.	439,230
7,750	Choice Hotels International, Inc. (c)	469,650
14,100	Darden Restaurants, Inc.	555,540
14,175	GTECH Holdings Corp.	493,006
		1,957,426
	Household Durables — 3.3%
6,025	Black & Decker Corp.	508,871
7,000	Jarden Corp. (a) (c)	213,150
21,900	Newell Rubbermaid, Inc.	565,677
9,500	Stanley Works (The)	448,590
6,100	Whirlpool Corp.	504,165
		2,240,453
	Household Products — 0.6%
7,525	Energizer Holdings, Inc. (a)	440,739
	Independent Power Producers & Energy Traders — 1.4%
26,900	AES Corp. (The) (a)	496,305
8,100	TXU Corp.	484,299
		980,604
	Industrial Conglomerates — 0.5%
6,300	Walter Industries, Inc. (c)	363,195
	Insurance — 3.6%
10,000	American Financial Group, Inc.	429,000
10,250	Assurant, Inc.	496,100
5,800	CNA Financial Corp. (a)	191,168
13,950	HCC Insurance Holdings, Inc.	410,688
13,000	Philadelphia Consolidated Holding Co. (a) (c)	394,680
14,612	W.R. Berkley Corp.	498,708
		2,420,344
	IT Services — 2.2%
7,500	Acxiom Corp.	187,500
10,600	Computer Sciences Corp. (a)	513,464
7,400	Global Payments, Inc.	359,270
21,100	Sabre Holdings Corp., Class A (c)	464,200
		1,524,434
	Life Sciences Tools & Services — 0.8%
17,800	Applera Corp. — Applied Biosystems Group	575,830
	Machinery — 4.5%
18,000	AGCO Corp. (a) (c)	473,760
10,800	Crane Co.	449,280
4,034	Cummins, Inc.	493,157
11,100	Manitowoc Co., Inc. (The)	493,950
7,400	Parker-Hannifin Corp.	574,240
5,625	Terex Corp. (a)	555,187
		3,039,574
	Media — 2.9%
10,500	John Wiley & Sons, Inc., Class A	348,600
6,900	McGraw-Hill Cos., Inc. (The)	346,587
8,200	Meredith Corp.	406,228
4,400	Omnicom Group, Inc.	391,996
15,900	Warner Music Group Corp.	468,732
		1,962,143
	Metals & Mining — 4.8%
11,200	Freeport-McMoRan Copper & Gold, Inc., Class B	620,592
10,300	Nucor Corp.	558,775
6,550	Phelps Dodge Corp.	538,148
5,900	Reliance Steel & Aluminum Co.	489,405
6,875	Southern Copper Corp. (c)	612,769
7,300	Steel Dynamics, Inc.	479,902
		3,299,591
	Multi-Utilities — 1.6%
13,950	MDU Resources Group, Inc.	510,710
13,025	Sempra Energy	592,377
		1,103,087
	Multiline Retail — 0.9%
9,500	J.C. Penney Co., Inc.	641,345
	Oil, Gas & Consumable Fuels — 6.0%
18,600	Frontier Oil Corp. (c)	602,640
11,700	Helix Energy Solutions Group, Inc. (a)	472,212
11,600	Kerr-McGee Corp.	804,460
3,750	Marathon Oil Corp.	312,375
3,275	Occidental Petroleum Corp.	335,851
7,875	Sunoco, Inc.	545,659
7,725	Tesoro Corp.	574,431

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
    (formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — Continued
6,586	Valero Energy Corp.	438,101
		4,085,729
	Pharmaceuticals — 1.5%
14,825	Endo Pharmaceuticals Holdings, Inc. (a)	488,929
29,550	King Pharmaceuticals, Inc. (a)	502,350
		991,279
	Real Estate Investment Trusts (REITs) — 5.2%
9,650	AMB Property Corp. REIT	487,808
8,700	Colonial Properties Trust REIT (c)	429,780
11,820	General Growth Properties, Inc. REIT	532,609
10,000	Hospitality Properties Trust REIT	439,200
28,900	Host Hotels & Resorts, Inc. REIT	632,043
4,700	iStar Financial, Inc. REIT	177,425
9,000	New Century Financial Corp. REIT (c)	411,750
13,500	Ventas, Inc. REIT	457,380
		3,567,995
	Real Estate Management & Development — 1.7%
23,125	CB Richard Ellis Services, Inc., Class A (a)	575,813
6,800	Jones Lang LaSalle, Inc. (c)	595,340
		1,171,153
	Road & Rail — 1.2%
5,125	Burlington Northern Santa Fe Corp.	406,156
7,785	Norfolk Southern Corp.	414,318
		820,474
	Semiconductors & Semiconductor Equipment — 4.1%
47,400	Atmel Corp. (a)	263,070
20,225	Freescale Semiconductor, Inc., Class B (a)	594,615
10,925	Lam Research Corp. (a)	509,324
25,900	LSI Logic Corp. (a)	231,805
15,625	MEMC Electronic Materials, Inc. (a)	585,937
24,200	Nvidia Corp. (a)	515,218
19,900	ON Semiconductor Corp. (a) (c)	117,012
		2,816,981
	Software — 2.7%
35,800	BEA Systems, Inc. (a)	468,622
22,650	BMC Software, Inc. (a)	541,335
28,425	Cadence Design Systems, Inc. (a)	487,489
18,925	Sybase, Inc. (a)	367,145
		1,864,591
	Specialty Retail — 4.4%
19,275	American Eagle Outfitters, Inc.	656,121
10,300	AnnTaylor Stores Corp. (a)	446,814
9,600	Guess?, Inc. (a) (c)	400,800
20,700	Limited Brands, Inc.	529,713
14,400	Office Depot, Inc. (a)	547,200
9,200	Sherwin-Williams Co. (The)	436,816
		3,017,464
	Textiles, Apparel & Luxury Goods — 0.3%
2,700	V.F. Corp.	183,384
	Thrifts & Mortgage Finance — 2.8%
6,425	Downey Financial Corp. (c)	435,936
7,600	MGIC Investment Corp.	494,000
10,100	PMI Group, Inc. (The) (c)	450,258
8,850	Radian Group, Inc. (c)	546,753
		1,926,947
	Tobacco — 1.7%
11,000	Loews Corp. - Carolina Group	565,070
5,000	Reynolds American, Inc. (c)	576,500
		1,141,570
	Trading Companies & Distributors — 0.7%
7,300	WESCO International, Inc. (a)	503,700
	Wireless Telecommunication Services — 0.2%
3,000	Leap Wireless International, Inc. (a)	142,350
	Total Common Stocks (Cost $58,403,785)	67,362,037
	Short-Term Investment — 1.2%
	Investment Company — 1.2%
805,141	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $805,141)	805,141

PRINCIPAL AMOUNT($)
	Investment of Cash Collateral for Securities Loaned — 13.9%
	Certificates of Deposit — 1.7%
350,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	350,000
400,000	Deutsche Bank New York, FRN, 5.41%, 01/22/08	400,000
399,790	Societe Generale New York, FRN, 5.26%, 06/20/07	399,790
		1,149,790
	Corporate Notes — 4.0%
400,000	American Express Credit Corp., FRN, 5.21%, 01/15/08	400,000
500,000	Bank of America, FRN, 5.31%, 11/07/06	500,000
500,113	Beta Finance, Inc., FRN, 5.38%, 03/15/07	500,113

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Corporate Notes — Continued
500,000	CDC Financial Products Inc., FRN, 5.41%, 07/31/06	500,000
300,000	Citigroup Global Markets Holding, Inc., FRN, 5.38%, 07/07/06	300,000
39,502	Citigroup Global Markets Holding, Inc., FRN, 5.41%, 12/12/06	39,502
450,040	Links Finance LLC, FRN, 5.36%, 10/06/06	450,040
59,253	MBIA Global Funding LLC, FRN, 5.42%, 01/26/07	59,253
		2,748,908
	Repurchase Agreements — 8.2%
1,981,564	Banc of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,982,443, collateralized by U.S. Government Agency Mortgages.	1,981,564
1,200,000	Lehman Brothers Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,200,532, collateralized by U.S. Government Agency Mortgages.	1,200,000
1,200,000	Morgan Stanley, 5.33%, dated 06/30/06, due 07/03/06, repurchase price $1,200,533, collateralized by U.S. Government Agency Mortgages.	1,200,000
1,200,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,200,532, collateralized by U.S. Government Agency Mortgages.	1,200,000
		5,581,564
	Total Investment of Cash Collateral for Securities Loaned (Cost $9,480,262)	9,480,262
	Total Investments — 113.7%
	(Cost $68,689,188)	77,647,440
	Liabilities in Excess of Other Assets — (13.7)%	(9,376,691)
	NET ASSETS — 100.0%	$68,270,749

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
FRN	— Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$76,842,299
Investments in affiliates, at value	805,141
Total investment securities, at value	77,647,440
Cash at securities lending agent	274,975
Receivables:
Portfolio shares sold	64,287
Interest and dividends	90,897
Prepaid expenses and other assets	2,543
Total Assets	78,080,142

LIABILITIES:
Payables:
Collateral for securities lending program	9,755,237
Portfolio shares redeemed	7,940
Accrued liabilities:
Investment advisory fees	32,438
Administration fees	4,750
Custodian and accounting fees	3,325
Trustees’ and Officers’ fees	29
Other	5,674
Total Liabilities	$9,809,393
Net Assets	$68,270,749

NET ASSETS:
Paid in capital	56,205,982
Accumulated undistributed (distributions in excess of) net investment income	208,026
Accumulated net realized gains (losses)	2,898,489
Net unrealized appreciation (depreciation)	8,958,252
Total Net Assets	$68,270,749

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,876,482
Net asset value, offering and redemption price per share	$17.61

Cost of investments	$68,689,188
Market value of securities on loan	$9,731,543

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income	$479,560
Dividend income from affiliates (a)	25,953
Income from securities lending (net)	12,152
Total investment income	517,665

EXPENSES:
Investment advisory fees	234,120
Administration fees	43,204
Custodian and accounting fees	11,031
Interest expense	160
Professional fees	26,840
Trustees’ and Officers’ fees	622
Transfer agent fees	1,319
Printing and mailing costs	16,163
Other	4,588
Total expenses	338,047
Less amounts waived	(30,051)
Less earnings credits	(87)
Net expenses	307,909
Net investment income (loss)	209,756

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	2,940,369
Change in net unrealized appreciation (depreciation) of investments	976,993
Net realized/unrealized gains (losses)	3,917,362
Change in net assets resulting from operations	$4,127,118

(a)	Includes reimbursements of investment advisory and administration fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$209,756	$260,048
Net realized gain (loss)	2,940,369	11,456,788
Change in net unrealized appreciation (depreciation)	976,993	(2,165,263)
Change in net assets resulting from operations	4,127,118	9,551,573

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(260,173)	(79,752)
From net realized gains	(11,481,092)	(1,921,835)
Total distributions to shareholders	(11,741,265)	(2,001,587)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,270,713	7,980,708
Dividends reinvested	11,741,265	2,001,587
Cost of shares redeemed	(8,086,123)	(14,970,000)
Change in net assets from capital transactions	12,925,855	(4,987,705)

NET ASSETS:
Change in net assets	5,311,708	2,562,281
Beginning of period	62,959,041	60,396,760
End of period	$68,270,749	$62,959,041
Accumulated undistributed (distributions in excess of) net investment income	$208,026	$258,443

SHARE TRANSACTIONS:
Issued	497,381	425,575
Reinvested	652,655	115,299
Redeemed	(418,788)	(807,861)
Change in shares	731,248	(266,987)

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$20.02	$0.06	$1.28	$1.34	$(0.08)	$(3.67)	$(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)
Year Ended December 31, 2004	15.50	0.02	2.21	2.23	(0.03)	—	(0.03)
Year Ended December 31, 2003	11.91	0.03	3.59	3.62	(0.03)	—	(0.03)
Year Ended December 31, 2002	14.49	0.03	(2.61)	(2.58)	—	—	—
Year Ended December 31, 2001	17.83	0.04	(0.95)	(0.91)	(0.04)	(2.39)	(2.43)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.61	6.33%	$68,271	0.93%	0.64%	1.03%	69%
20.02	17.10	62,959	0.95	0.43	0.98	151
17.70	14.42	60,397	0.93	0.14	0.94	98
15.50	30.44	59,207	0.94	0.24	0.98	79
11.91	(17.81)	43,303	0.95	0.20	1.00	29
14.49	(4.03)	50,785	0.95	0.24	0.98	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Diversified Mid Cap Portfolio to JPMorgan Insurance Trust Intrepid Mid Cap Portfolio and designated the existing shares as Class 1 shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$2,182	$9,755,237	$9,731,543

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%. Prior to May 1, 2006, the investment advisory fee for the Portfolio was 0.74%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived and/or reimbursed Administration fees as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees —JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% (0.95% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Portfolio’s Advisor contractually waived fees for the Portfolio in the amount of $30,051. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$46,447,518	$45,221,731

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$68,689,188	$10,010,607	$(1,052,355)	$8,958,252

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months ended.

7. Concentrations and Indemnification

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1, 2006 to June 30, 2006*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Actual	$1,000.00	$1,063.30	$4.76	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITIMCP-606

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Large Cap Growth Portfolio
    (formerly JPMorgan Investment Trust Large Cap
    Growth Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan Insurance Trust Large Cap Growth Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	20

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Effective May 1, 2006, the existing shares of the Portfolio were designated as Class 1 shares. The performance, expenses and other information shown in this report for the Portfolio is information applicable to the Class 1 shares.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Large Cap Growth Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21% and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large-caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Large Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/06	$215,353,007
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Large Cap Growth Portfolio, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities, returned –0.86% for the six months ended June 30, 2006.* This is compared with a return of –0.93% for its benchmark, the Russell 1000 Growth Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Stock selection in a several sectors added to the Portfolio’s performance, including capital markets, business services and trucking and freight, while pharmaceuticals, business machines and electronics detracted from performance.

Positively contributing to the Portfolio was our overweight in Chicago Mercantile Exchange (CME), the futures financial exchange, which experienced strong trading volume in the increasingly popular futures market. Our overweight in Cognizant Technology, an information technology services provider, also contributed to performance as shares rallied in the period. The company’s business model allowed for above-market growth, relative to its peers. Cognizant continued to deliver strong earnings as demand for offshore delivery remained strong. Our overweight position in Expeditors International, the air freight company, added value to the Portfolio. The company experienced strong revenue growth in the first half of the year due to significant new business internationally.

Detractors to the Portfolio included our overweight in Teva Pharmaceutical, a global pharmaceutical company. Teva has been embroiled in patent litigation with Novartis and also reported a loss due to its acquisition of Ivax. Our underweight in Cisco Systems, the networking company, was a detractor. Cisco’s shares rallied as investors embraced the Scientific-Atlanta transaction and as sales of its data networking switches and routers rose. We are currently underweight in Cisco based on its forecast, which raised concerns that higher spending may negatively affect profits later this year. Our overweight in the semiconductor Broadcom also detracted from performance. Concern over product inventory, as well as an ongoing SEC investigation into Broadcom’s stock-option granting practices, hampered the stock.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Portfolio invests in companies with a history of above-average growth or companies expected to enter periods of above average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. To help ensure that stock selection is the principal source of the potential excess return in the Portfolio, we typically maintain sector weightings within ±5% relative to the Russell 1000 Growth Index. We also stay fully invested at all times, with frictional cash limited to no more than 5% of Portfolio value.

The Portfolio, which continues to focus on a bottom-up stock selection, has an average market capitalization lower than the benchmark with a forward price/earnings (P/E) ratio similar to the benchmark but with a slightly higher growth rate.

PORTFOLIO COMPOSITION**

Information Technology	25.7%
Industrials	17.4
Health Care	14.9
Consumer Discretionary	8.9
Financials	8.8
Consumer Staples	8.1
Energy	6.7
Telecommunication Services	4.0
Materials	3.5
Investments of Cash Collateral for Securities Loaned	3.0
Short-Term Investments	2.2

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Google, Inc., Class A	3.7%
2.	Chicago Mercantile Exchange Holdings, Inc.	3.1
3.	Corning, Inc.	2.7
4.	Boeing Co.	2.7
5.	Altria Group, Inc.	2.5
6.	Hewlett-Packard Co.	2.5
7.	Crown Castle International Corp.	2.4
8.	QUALCOMM, Inc.	2.2
9.	Microsoft Corp.	2.1
10.	Cognizant Technology Solutions Corp., Class A	2.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
LARGE CAP GROWTH PORTFOLIO	08/01/94	7.28%	(1.54)%	5.05%

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Insurance Trust Large Cap Growth Portfolio and the Russell 1000 Growth Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Large Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 6.1%
70,430	Boeing Co.	5,768,921
55,140	General Dynamics Corp.	3,609,464
51,475	Lockheed Martin Corp.	3,692,817
		13,071,202
	Air Freight & Logistics — 2.0%
77,590	Expeditors International of Washington, Inc.	4,345,816
	Beverages — 1.3%
47,375	PepsiCo, Inc.	2,844,395
	Biotechnology — 5.9%
52,179	Amgen, Inc. (a)	3,403,636
66,550	Celgene Corp. (a)	3,156,467
42,620	Genentech, Inc. (a)	3,486,316
45,450	Gilead Sciences, Inc. (a)	2,688,822
		12,735,241
	Capital Markets — 4.5%
26,820	Franklin Resources, Inc.	2,328,244
14,000	Goldman Sachs Group, Inc.	2,106,020
87,004	Lazard Ltd., Class A (Bermuda)	3,514,962
17,300	Legg Mason, Inc.	1,721,696
		9,670,922
	Chemicals — 3.1%
50,505	Monsanto Co.	4,252,016
45,465	Praxair, Inc.	2,455,110
		6,707,126
	Commercial Services & Supplies — 2.3%
27,360	Corporate Executive Board Co. (c)	2,741,472
50,855	Robert Half International, Inc.	2,135,910
		4,877,382
	Communications Equipment — 6.2%
240,825	Corning, Inc. (a)	5,825,557
144,915	Motorola, Inc.	2,920,037
116,965	QUALCOMM, Inc.	4,686,788
		13,432,382
	Computers & Peripherals — 4.2%
65,935	Apple Computer, Inc. (a)	3,766,207
168,780	Hewlett-Packard Co.	5,346,951
		9,113,158
	Construction Materials — 0.4%
11,000	Vulcan Materials Co.	858,000
	Diversified Financial Services — 3.1%
13,540	Chicago Mercantile Exchange Holdings, Inc. (c)	6,650,171
	Electrical Equipment — 1.2%
53,505	Roper Industries, Inc. (c)	2,501,359
	Energy Equipment & Services — 2.9%
45,430	Schlumberger Ltd. (Netherlands)	2,957,947
73,030	Smith International, Inc. (c)	3,247,644
		6,205,591
	Food & Staples Retailing — 3.8%
33,420	Costco Wholesale Corp.	1,909,285
141,490	CVS Corp.	4,343,743
71,700	Safeway, Inc.	1,864,200
		8,117,228
	Health Care Equipment & Supplies — 0.5%
11,440	Alcon, Inc. (Switzerland)	1,127,412
	Health Care Providers & Services — 2.6%
30,280	DaVita, Inc. (a)	1,504,916
27,280	Express Scripts, Inc. (a)	1,957,067
22,570	Laboratory Corp. of America Holdings (a)	1,404,531
13,020	Medco Health Solutions, Inc. (a)	745,786
		5,612,300
	Hotels, Restaurants & Leisure — 2.9%
107,870	Marriott International, Inc., Class A	4,112,004
62,605	McDonald’s Corp.	2,103,528
		6,215,532
	Household Products — 0.5%
18,698	Procter & Gamble Co.	1,039,609
	Industrial Conglomerates — 1.5%
99,425	General Electric Co.	3,277,048
	Insurance — 1.2%
34,170	Prudential Financial, Inc.	2,655,009
	Internet Software & Services — 3.7%
19,190	Google, Inc., Class A (a)	8,046,943
	IT Services — 3.8%
16,640	Affiliated Computer Services, Inc., Class A (a) (m)	858,790
58,730	Automatic Data Processing, Inc.	2,663,405
67,315	Cognizant Technology Solutions Corp., Class A (a)	4,535,012
		8,057,207
	Machinery — 1.5%
43,200	Caterpillar, Inc.	3,217,536

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.7%
39,515	Nordstrom, Inc.	1,442,297
	Oil, Gas & Consumable Fuels — 3.8%
43,130	EOG Resources, Inc.	2,990,634
28,100	Peabody Energy Corp.	1,566,575
54,585	Valero Energy Corp.	3,630,994
		8,188,203
	Pharmaceuticals — 5.8%
13,800	Allergan, Inc. (m)	1,480,188
27,800	AstraZeneca plc ADR (United Kingdom)	1,662,996
22,100	GlaxoSmithKline plc ADR (United Kingdom)	1,233,180
35,790	Johnson & Johnson	2,144,537
14,900	Novartis AG ADR (Switzerland)	803,408
19,500	Sanofi-Aventis ADR (France)	949,650
41,500	Teva Pharmaceutical Industries Ltd. ADR (Israel) (c)	1,310,985
67,300	Wyeth	2,988,793
		12,573,737
	Road & Rail — 2.9%
46,400	Burlington Northern Santa Fe Corp.	3,677,200
48,500	Norfolk Southern Corp.	2,581,170
		6,258,370
	Semiconductors & Semiconductor Equipment — 3.6%
37,200	Broadcom Corp., Class A (a)	1,117,860
56,385	Marvell Technology Group Ltd. (Bermuda) (a)	2,499,547
41,600	MEMC Electronic Materials, Inc. (a)	1,560,000
86,425	Texas Instruments, Inc.	2,617,813
		7,795,220
	Software — 4.1%
26,990	Adobe Systems, Inc. (a) (m)	819,416
60,425	Autodesk, Inc. (a)	2,082,246
22,400	Intuit, Inc. (a)	1,352,736
195,425	Microsoft Corp.	4,553,402
		8,807,800
	Specialty Retail — 5.4%
32,800	Best Buy Co., Inc.	1,798,752
67,685	Lowe’s Cos., Inc.	4,106,449
46,235	Michaels Stores, Inc.	1,906,732
155,685	Staples, Inc.	3,786,259
		11,598,192
	Tobacco — 2.5%
73,115	Altria Group, Inc. (m)	5,368,834
	Wireless Telecommunication Services — 4.0%
101,500	America Movil S.A. de C.V., Series L ADR (Mexico)	3,375,890
150,640	Crown Castle International Corp. (a)	5,203,106
		8,578,996
	Total Common Stocks (Cost $184,549,092)	210,990,218
Short-Term Investments — 2.2%
	Investment Company — 2.2%
4,712,932	JPMorgan Liquid Assets Money Market Fund (b) (m) (Cost $4,712,932)	4,712,932

PRINCIPAL AMOUNT ($)
Investment of Cash Collateral for Securities Loaned — 3.0%
	Certificates of Deposit — 0.6%
200,000	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	200,000
500,000	Deutsche Bank New York, FRN, 5.41%, 01/22/08	500,000
499,737	Societe Generale, New York, FRN, 5.26%, 06/20/07	499,737
		1,199,737
	Corporate Notes — 1.2%
500,000	Bank of America, FRN, 5.31%, 11/07/06	500,000
200,000	Banque Federative Du Credit Mutuel Bank of America Securities LLC, FRN, 5.30%, 07/13/07	200,000
100,000	Beta Finance, Inc., FRN, 5.37%, 01/15/08	100,000
500,113	Beta Finance, Inc., FRN, 5.38%, 03/15/07	500,113
550,000	CDC Financial Products Inc., FRN, 5.41%, 07/31/06	550,000
122,165	Citigroup Global Markets Holding, Inc. FRN, 5.41%, 12/12/06	122,165
450,041	Links Finance LLC, FRN, 5.36%, 10/06/06	450,041
183,247	MBIA Global Funding LLC FRN, 5.42%, 01/26/07	183,247
		2,605,566
	Repurchase Agreements — 1.2%
1,132,798	Bank of America Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $1,133,300, collateralized by U.S. Government Agency Mortgages.	1,132,798

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Large Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities Loaned — Continued
	Repurchase Agreements — Continued
500,000	Bear Stearns, 5.31%, dated 06/30/06, due 07/03/06, repurchase price $500,221, collateralized by U.S. Government Agency Mortgages.	500,000
500,000	Lehman Brothers Inc., 5.32%, dated 06/30/06, due 07/03/06, repurchase price $500,222, collateralized by U.S. Government Agency Mortgages.	500,000
500,000	UBS Securities LLC, 5.32%, dated 06/30/06, due 07/03/06, repurchase price $500,222, collateralized by U.S. Government Agency Mortgages.	500,000
		2,632,798
	Total Investment of Cash Collateral for Securities Loaned (Cost $6,438,101)	6,438,101
	Total Investments — 103.2% (Cost $195,700,125)	222,141,251
	Liabilities in Excess of Other Assets — (3.2)%	(6,788,244)
	NET ASSETS — 100.0%	$215,353,007

_______________
Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt.

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2006 (Unaudited)

Large Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$217,428,319
Investments in affiliates, at value	4,712,932
Total investment securities, at value	222,141,251
Receivables:
Investment securities sold	9,501,199
Portfolio shares sold	116,213
Interest and dividends	197,579
Prepaid expenses and other assets	9,026
Total Assets	231,965,268

LIABILITIES:
Payables:
Due to custodian	21,201
Investment securities purchased	9,894,233
Collateral for securities lending program	6,438,101
Portfolio shares redeemed	108,898
Accrued liabilities:
Investment advisory fees	111,670
Administration fees	17,781
Custodian and accounting fees	6,821
Trustees’ and Officers’ fees	93
Other	13,463
Total Liabilities	16,612,261
Net Assets	$215,353,007

NET ASSETS:
Paid in capital	$320,942,615
Accumulated undistributed (distributions in excess of) net investment income	74,186
Accumulated net realized gains (losses)	(132,104,920)
Net unrealized appreciation (depreciation)	26,441,126
Total Net Assets	$215,353,007

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	15,572,053
Net asset value, offering and redemption price per share	$13.83

Cost of investments	$195,700,125
Market value of securities on loan	$6,314,694

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited)

Large Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income	$961,882
Dividend income from affiliates (a)	100,767
Income from securities lending (net)	7,051
Total investment income	1,069,700

EXPENSES:
Investment advisory fees	738,167
Administration fees	149,660
Custodian and accounting fees	6,068
Professional fees	27,925
Trustees’ and Officers’ fees	1,797
Transfer agent fees	3,067
Printing and mailing costs	43,628
Other	12,345
Total expenses	982,657
Less earnings credits	(8)
Net expenses	982,649
Net investment income (loss)	87,051

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	1,445,643
Change in net unrealized appreciation (depreciation) of investments	(2,812,749)
Net realized/unrealized gains (losses)	(1,367,106)
Change in net assets resulting from operations	$(1,280,055)

(a)	Includes reimbursements of investment advisory and administration fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Large Cap Growth Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$87,051	$164,483
Net realized gain (loss)	1,445,643	(4,357,084)
Change in net unrealized appreciation (depreciation) of investments	(2,812,749)	15,043,002
Change in net assets resulting from operations	(1,280,055)	10,850,401

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(164,938)	(1,147,913)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	24,847,551	62,244,338
Dividends reinvested	164,938	1,147,913
Cost of shares redeemed	(37,601,536)	(60,515,553)
Change in net assets from capital transactions	(12,589,047)	2,876,698

NET ASSETS:
Change in net assets	(14,034,040)	12,579,186
Beginning of period	229,387,047	216,807,861
End of period	$215,353,007	$229,387,047
Accumulated undistributed (distributions in excess of) net investment income	$74,186	$152,073

SHARE TRANSACTIONS:
Issued	1,762,546	4,793,958
Reinvested	11,478	92,128
Redeemed	(2,628,271)	(4,692,063)
Change in shares	(854,247)	194,023

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Large Cap Growth Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$13.96	$0.01	$(0.13)	$(0.12)	$(0.01)	$(0.01)
Year Ended December 31, 2005	13.36	0.01	0.66	0.67	(0.07)	(0.07)
Year Ended December 31, 2004	12.51	0.07	0.81	0.88	(0.03)	(0.03)
Year Ended December 31, 2003	9.82	0.03	2.67	2.70	(0.01)	(0.01)
Year Ended December 31, 2002	13.73	0.01	(3.92)	(3.91)	—	—
Year Ended December 31, 2001	20.07	(0.01)	(4.01)	(4.02)	—	(2.32)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$13.83	(0.86)%	$215,353	0.87%	0.08%	0.87%	32%
13.96	5.05	229,387	0.85	0.08	0.85	92
13.36	7.05	216,808	0.82	0.58	0.83	95
12.51	27.54	205,662	0.81	0.26	0.83	49
9.82	(28.48)	169,693	0.92	0.68	0.93	71
13.73	(20.28)	259,557	0.81	(0.06)	0.82	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust. The JPMorgan Insurance Trust Large Cap Growth Portfolio is a separate Portfolio of the Trust (the “Portfolio”).

Effective May 1, 2006, the Board of Trustees approved the name change from JPMorgan Investment Trust Large Cap Growth Portfolio to JPMorgan Insurance Trust Large Cap Growth Portfolio and designated the existing shares as Class 1 shares.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the period ended June 30, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2006, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$2,827	$6,438,101	$6,314,694

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated Portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived and/or reimbursed Investment Advisory fees as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived and/or reimbursed Administration fees as outlined in Note 3.E.

Prior to May 1, 2006, the Administrator provided services for a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

J.P. Morgan Investor Services, Co. (”JPMIS“), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to May 1, 2006, JPMIS also received a portion of the fees payable to the Administrator as compensation for fund accounting services.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.   Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. (Effective May 1, 2006, the Portfolio began paying the fees for accounting services directly to JPMCB.) The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are included separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% (0.95% prior to May 1, 2006) of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2006. The new expense limitation percentage above is in place until at least April 30, 2007.

No fees or expenses were waived or reimbursed by the Advisor or Administrator for the six months ended June 30, 2006.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$70,981,409	$83,194,958

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$195,700,125	$31,054,822	$(4,613,696)	$26,441,126

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

As approved by the Portfolio’s Board of Trustees, a special meeting of shareholders of the JPMorgan Insurance Trust Large Cap Growth Portfolio (the ”meeting“) is scheduled to be held on September 22, 2006. Shareholders of record of the Portfolio at the close of business on June 30, 2006 are entitled to vote at the meeting.

At the meeting, shareholders of the Portfolio will be asked to approve the replacement of the Portfolio’s current fundamental investment objective with a new nonfundamental investment objective that can be changed in the future without shareholder approval. If approved by Portfolio shareholders, the Portfolio’s new investment objective would seek long-term capital growth. In addition, if the new investment objective is approved, the Portfolio will change its name, modify its investment strategy and process and change its portfolio management team. One of the results, if all the changes are implemented, will be that the Portfolio will no longer be required to invest, under normal circumstances, at least 80% of its assets in equity securities of large, well-established companies.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	120	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	120	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	120	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	120
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	120	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	120	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	120	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	120	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	120	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	120	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	120
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes eight registered investment companies (120 portfolios/funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN INSURANCE TRUST   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1 to June 30, 2006*	Annualized Expense Ratio
Large Cap Growth Portfolio
Actual	$1,000.00	$991.40	$4.30	0.87%
Hypothetical	1,000.00	1,020.48	4.36	0.87

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-JPMITLCGP-606

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material change to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust)

By:	/s/	George C.W. Gatch

George C.W. Gatch

President and Principal Executive Officer

September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	George C.W. Gatch

George C.W. Gatch

President and Principal Executive Officer

September 7, 2006

By:	/s/	Arthur A. Jensen

Arthur A. Jensen

Assistant Treasurer and Principal Financial Officer

September 7, 2006